UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2014

Date of reporting period: August 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

August 31, 2014

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 16, 2014

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the annual reporting period ended August 31, 2014.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in underlying portfolios of the AllianceBernstein Mutual Funds representing a variety of asset classes and investment styles (the “Underlying Portfolios”), as well as direct investments in equity securities and debt securities, including municipal securities. Effective August 4, 2014, the AllianceBernstein Multi-Manager Alternative Strategies Fund, was added to the investment allocations of the Strategies. The addition of the Multi-Manager Alternative Strategies Fund is intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. The Multi-Manager Alternative Strategies Fund is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected by AllianceBernstein L.P. (the “Adviser”). These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro. In addition, effective August 4, 2014, the AllianceBernstein Multi-Asset Real Return Portfolio, was added to the investment allocations of the Strategies. The Multi-Asset Real Return Portfolio invests primarily in instruments that the

Adviser expects to outperform broad equity markets during periods of rising inflation. The Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (primarily through derivative instruments) and real estate securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategies may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategies may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. The Strategy may

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of approximately 73% in equity securities of companies, or traditional equity investments, and approximately 28% in diversification investments. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each) for the traditional equity component of the Strategy, with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The Adviser will allow the relative weightings of the Strategy’s investments in traditional equity growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro. The Strategy invests approximately 8% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 5% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 15% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Strategy’s traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments (described below) to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 29% equity securities of companies, or traditional equity investments, 41% traditional tax-exempt debt securities and 30% diversification investments (a portion of which includes tax-exempt debt securities) with a goal of providing moderate upside potential without excessive volatility. Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro. The Strategy invests approximately 6% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 3% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 11% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This

Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code (the “Code”) or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy may become 60% equity securities and 40% debt securities.

For the Strategy’s traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

In selecting tax-exempt fixed-income investments for the Strategy’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties. These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. The Strategy’s fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected”.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of 19% equity securities of companies, or traditional equity investments, 58% traditional tax-exempt debt securities and 24% diversification investments with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

Within the traditional equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro. The

Strategy invests approximately 4% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 3% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 9% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Strategy’s traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended port-

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

folio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

In selecting tax-exempt fixed-income investments for the Strategy’s traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and that may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Underlying Portfolio, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are inflation-protected.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 13-17 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended August 31, 2014. Each Strategy’s blended benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index/40% Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-U.S.; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% Barclays 5-Year General Obligation (“GO”) Municipal Bond Index/50% S&P 500 Index; and AllianceBernstein Tax-Managed Conservative Wealth Strategy, 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index.

For the 12-month period, all share classes of the Tax-Managed Wealth

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Appreciation underperformed the primary benchmark, the S&P 500 Index and all share classes of the Tax- Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy outperformed their primary benchmark, the Barclays 5-Year GO Municipal Index. All share classes of all Strategies underperformed their respective blended benchmarks. All of the underlying equity portfolios outperformed their style benchmarks with the exception of Non-U.S. Growth and Multi-Asset Real Return Portfolio. Intermediate-Term Municipal Bonds and Inflation-Protected Bonds underperformed in the Tax-Managed Balanced Wealth Strategy. Intermediate-Term Municipal Bonds underperformed while Inflation-Protected Bonds and Short-Term Municipal Bonds outperformed in the Tax-Managed Conservative Wealth Strategy.

For the six-month period, all share classes of the Tax-Managed Wealth Appreciation Strategy underperformed the primary benchmark, while all share classes of the Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy outperformed the primary benchmark. All share classes of all Strategies underperformed their respective blended benchmarks. At the component level, U.S. Value, Non-U.S. Growth, Volatility Management and Multi-Manager Alternative Strategies Fund outperformed their respective benchmarks in all of the Strategies. U.S. Growth, Non-U.S. Value and Multi-Asset Real Return Portfolio underperformed their style benchmarks. Intermediate-Term

Municipal Bonds and Inflation-Protected Bonds underperformed in the Tax-Managed Balanced Wealth Strategy. In the Tax-Managed Conservative Wealth Strategy, Short-Term Municipal Bonds and Intermediate-Term Municipal Bonds underperformed their style benchmarks while Inflation-Protected Bonds outperformed.

Derivatives used by the Strategies had no material impact on performance for the six- or 12-month periods. The Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy used CPI swaps for hedging purposes; the Tax-Managed Wealth Appreciation Strategy and the Tax-Managed Balanced Wealth Strategy used futures for hedging purposes; and all Strategies used currency forwards for hedging and investment purposes.

Market Review and Investment Strategy

Global equity markets rose strongly during the 12-month period ended August 31, 2014, against a backdrop of modest economic growth. Volatility returned in the early months of 2014 as concerns that the U.S. Federal Reserve (the “Fed”) would raise interest rates and geopolitical concerns tempered returns.

U.S. large-capitalization stocks led markets, as market leadership moved toward safer, dividend-yield stocks, although the majority of regions posted double-digit returns. Globally, sector returns were also positive, with the technology sector posting the strongest returns and the consumer

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

staples sector lagging. Most fixed-income sectors rose, helped by the Fed’s continued accommodative monetary policy stance and the general decline in yields globally. Non-government sectors, led by corporates, outperformed government sectors. Taxable bonds outperformed municipals.

The Underlying Portfolios are well-positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team is focused on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. In the view of the Multi-Asset Team, real assets continue to hold exposures to assets that do relatively well in periods of rising inflation. Meanwhile, the Fixed-Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

The municipal strategies may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2014, the Strategies’ percentages of total investments in insured bonds and in insured bonds that have been pre-refunded (a type of bond issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date) are as follows:

Strategy	Insured Bonds*	Pre-refunded/ ETM† Bonds*
Tax- Managed Conservative Strategy	9.6%	0.0%
Tax-Managed Balanced Wealth Strategy	12.7%	2.0%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal components generally invest in investment-grade securities, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, the unmanaged MSCI ACWI ex-U.S., and the unmanaged Barclays 5-Year GO Municipal Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk: The Strategies’ investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategies invest in securities of emerging market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than another.

(Disclosures, Risks and Note about Historical Performance continued on next page)

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Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategies’ investments or performance. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy
Class A	6.10%	21.66%

Class B*	5.73%	20.79%

Class C	5.66%	20.83%

Advisor Class†	6.21%	22.08%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: MSCI ACWI ex-U.S.	4.83%	17.75%

Blended Benchmark: 60% S&P 500 Index /40% MSCI ACWI ex-U.S.	7.23%	22.25%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/04 TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/04 to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy*
Class A	3.53%	11.89%

Class B†	3.14%	11.14%

Class C	3.15%	11.17%

Advisor Class‡	3.66%	12.29%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	0.94%	4.68%

Secondary Benchmark: S&P 500 Index	8.84%	25.25%

Blended Benchmark: 50% Barclays 5-Year GO Municipal Bond Index/50% S&P 500 Index	4.85%	14.63%

*     Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the 12-month period ended August 31, 2014 by 0.01%.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/04 TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/04 to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Conservative Wealth Strategy
Class A	2.41%	7.89%

Class B*	1.99%	7.17%

Class C	2.03%	7.20%

Advisor Class†	2.55%	8.20%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	0.94%	4.68%

Secondary Benchmark: S&P 500 Index	8.84%	25.25%

Blended Benchmark: 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index	3.27%	10.57%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/04 TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Conservative Wealth Strategy Class A shares (from 8/31/04 to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	21.66%	16.45%
5 Years	11.20%	10.24%
10 Years	5.76%	5.30%

Class B Shares
1 Year	20.79%	16.79%
5 Years	10.39%	10.39%
10 Years(a)	5.14%	5.14%

Class C Shares
1 Year	20.83%	19.83%
5 Years	10.41%	10.41%
10 Years	5.00%	5.00%

Advisor Class Shares*
1 Year	22.08%	22.08%
5 Years	11.52%	11.52%
10 Years	6.07%	6.07%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.17%, 1.94%, 1.93% and 0.92%, for Class A, Class B, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement as shown in the current prospectus are 1.09%, 1.86, 1.85% and 0.84%, for Class A, Class B, Class C and Advisor Class shares, respectively. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.95%
5 Years	8.46%
10 Years	4.72%

Class B Shares
1 Year	6.91%
5 Years	8.60%
10 Years(a)	4.56%

Class C Shares
1 Year	9.93%
5 Years	8.63%
10 Years	4.42%

Advisor Class Shares*
1 Year	11.98%
5 Years	9.71%
10 Years	5.47%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
Returns

Class A Shares
1 Year	6.22%
5 Years	8.18%
10 Years	4.47%

Class B Shares
1 Year	6.47%
5 Years	8.47%
10 Years(a)	4.39%

Class C Shares
1 Year	9.43%
5 Years	8.49%
10 Years	4.28%

Advisor Class Shares*
1 Year	11.11%
5 Years	9.36%
10 Years	5.18%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
Returns
Class A Shares
1 Year	4.12%
5 Years	6.65%
10 Years	3.78%

Class B Shares
1 Year	4.03%
5 Years	6.77%
10 Years(a)	3.63%

Class C Shares
1 Year	5.75%
5 Years	6.79%
10 Years	3.53%

Advisor Class Shares*
1 Year	7.00%
5 Years	7.67%
10 Years	4.41%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	11.89%	7.14%
5 Years	6.84%	5.92%
10 Years	4.71%	4.26%

Class B Shares
1 Year	11.14%	7.14%
5 Years	6.08%	6.08%
10 Years(a)	4.10%	4.10%

Class C Shares
1 Year	11.17%	10.17%
5 Years	6.09%	6.09%
10 Years	3.98%	3.98%

Advisor Class Shares*
1 Year	12.29%	12.29%
5 Years	7.16%	7.16%
10 Years	5.02%	5.02%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.30%, 2.06%, 2.06% and 1.05%, for Class A, Class B, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement as shown in the current prospectus are 1.24%, 2.00, 2.00% and 0.99%, for Class A, Class B, Class C and Advisor Class shares, respectively. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	2.19%
5 Years	4.85%
10 Years	3.96%

Class B Shares
1 Year	2.00%
5 Years	5.03%
10 Years(a)	3.82%

Class C Shares
1 Year	5.02%
5 Years	5.04%
10 Years	3.69%

Advisor Class Shares*
1 Year	7.13%
5 Years	6.10%
10 Years	4.74%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
Returns
Class A Shares
1 Year	1.58%
5 Years	4.63%
10 Years	3.80%

Class B Shares
1 Year	1.47%
5 Years	4.88%
10 Years(a)	3.70%

Class C Shares
1 Year	4.49%
5 Years	4.89%
10 Years	3.58%

Advisor Class Shares*
1 Year	6.45%
5 Years	5.85%
10 Years	4.56%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
Returns

Class A Shares
1 Year	1.34%
5 Years	3.92%
10 Years	3.33%

Class B Shares
1 Year	1.18%
5 Years	3.98%
10 Years(a)	3.14%

Class C Shares
1 Year	2.89%
5 Years	3.99%
10 Years	3.02%

Advisor Class Shares*
1 Year	4.17%
5 Years	4.94%
10 Years	4.00%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	7.89%	3.30%
5 Years	4.62%	3.72%
10 Years	3.53%	3.09%

Class B Shares
1 Year	7.17%	3.17%
5 Years	3.88%	3.88%
10 Years(a)	2.94%	2.94%

Class C Shares
1 Year	7.20%	6.20%
5 Years	3.90%	3.90%
10 Years	2.81%	2.81%

Advisor Class Shares*
1 Year	8.20%	8.20%
5 Years	4.93%	4.93%
10 Years	3.84%	3.84%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.67%, 2.38%, 2.37% and 1.37%, for Class A, Class B, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement as shown in the current prospectus are 1.20%, 1.90%, 1.90% and 0.90%, for Class A, Class B, Class C and Advisor Class shares, respectively. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	0.09%
5 Years	2.98%
10 Years	2.88%

Class B Shares
1 Year	-0.26%
5 Years	3.14%
10 Years(a)	2.76%

Class C Shares
1 Year	2.77%
5 Years	3.14%
10 Years	2.61%

Advisor Class Shares*
1 Year	4.78%
5 Years	4.17%
10 Years	3.63%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
Returns
Class A Shares
1 Year	-0.96%
5 Years	2.70%
10 Years	2.63%

Class B Shares
1 Year	-1.20%
5 Years	2.93%
10 Years(a)	2.54%

Class C Shares
1 Year	1.82%
5 Years	2.92%
10 Years	2.41%

Advisor Class Shares*
1 Year	3.64%
5 Years	3.86%
10 Years	3.36%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)

Class A Shares
1 Year	0.58%
5 Years	2.43%
10 Years	2.51%

Class B Shares
1 Year	0.33%
5 Years	2.47%
10 Years(a)	2.31%

Class C Shares
1 Year	2.05%
5 Years	2.47%
10 Years	2.20%

Advisor Class Shares*
1 Year	3.28%
5 Years	3.40%
10 Years	3.15%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,061.00	$5.30	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,057.30	$9.07	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Class C
Actual	$1,000	$1,056.60	$8.97	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Advisor Class
Actual	$1,000	$1,062.10	$3.74	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.30	$5.95	1.16%
Hypothetical**	$1,000	$1,019.36	$5.90	1.16%
Class B
Actual	$1,000	$1,031.40	$9.63	1.88%
Hypothetical**	$1,000	$1,015.73	$9.55	1.88%
Class C
Actual	$1,000	$1,031.50	$9.58	1.87%
Hypothetical**	$1,000	$1,015.78	$9.50	1.87%
Advisor Class
Actual	$1,000	$1,036.60	$4.41	0.86%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.10	$6.07	1.19%
Hypothetical**	$1,000	$1,019.21	$6.06	1.19%
Class B
Actual	$1,000	$1,019.90	$9.62	1.89%
Hypothetical**	$1,000	$1,015.68	$9.60	1.89%
Class C
Actual	$1,000	$1,020.30	$9.62	1.89%
Hypothetical**	$1,000	$1,015.68	$9.60	1.89%
Advisor Class
Actual	$1,000	$1,025.50	$4.54	0.89%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Expense Example

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $746.8

*	All data are as of August 31, 2014. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $171.1

*	All data are as of August 31, 2014. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

*	All data are as of August 31, 2014. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (“N/A”) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $57.9

*	All data are as of August 31, 2014. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

*	All data are as of August 31, 2014. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (“N/A”) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.8%
Financials – 14.3%
Banks – 4.7%
Axis Bank Ltd.	81,880	$535,904
Banco do Brasil SA	42,200	659,628
Bank Hapoalim BM	99,090	561,537
Bank Mandiri Persero Tbk PT	466,000	415,789
Bank of America Corp.	296,100	4,764,249
Bank of Montreal	7,080	544,756
Bank of Nova Scotia (The)	7,900	523,421
Citigroup, Inc.	56,900	2,938,885
Credit Agricole SA	30,562	453,554
Danske Bank A/S	38,520	1,084,627
Fifth Third Bancorp	16,200	330,561
Grupo Financiero Banorte SAB de CV - Class O	99,140	698,929
HDFC Bank Ltd.	64,280	894,352
Itausa – Investimentos Itau SA (Preference Shares)	123,100	599,415
JPMorgan Chase & Co.	66,700	3,965,315
Kasikornbank PCL (NVDR)	100,900	710,716
KBC Groep NV(a)	16,970	967,567
KeyCorp	16,600	225,926
Lloyds Banking Group PLC(a)	1,351,896	1,713,690
Mitsubishi UFJ Financial Group, Inc.	191,300	1,102,584
PNC Financial Services Group, Inc. (The)	4,400	372,900
Sberbank of Russia (Sponsored ADR)	116,690	951,023
Shinhan Financial Group Co., Ltd.	12,800	663,099
Societe Generale SA	28,689	1,455,126
State Bank of India	14,020	570,320
Sumitomo Mitsui Financial Group, Inc.	21,500	869,655
Toronto-Dominion Bank (The)	18,480	973,034
UniCredit SpA	248,370	1,926,232
Wells Fargo & Co.	77,100	3,966,024

		35,438,818

Capital Markets – 1.3%
Affiliated Managers Group, Inc.(a)	7,964	1,681,599
BlackRock, Inc. – Class A	6,820	2,254,214
Daiwa Securities Group, Inc.	158,000	1,287,051
Deutsche Bank AG (REG)	30,893	1,059,201
Goldman Sachs Group, Inc. (The)	1,200	214,932
Morgan Stanley	9,900	339,669
UBS AG (REG)(a)	173,919	3,121,290

		9,957,956

Consumer Finance – 1.2%
Capital One Financial Corp.	41,000	3,364,460
Discover Financial Services	35,100	2,189,187
Muthoot Finance Ltd.	208,465	672,754
Shriram Transport Finance Co., Ltd.	94,238	1,415,106
SLM Corp.	152,700	1,352,922

		8,994,429

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.3%
Berkshire Hathaway, Inc. – Class B(a)	10,700	$1,468,575
Cerved Information Solutions SpA(a)	183,646	1,148,596
IG Group Holdings PLC	67,798	684,240
ING Groep NV(a)	56,283	774,614
Intercontinental Exchange, Inc.	10,082	1,905,498
ORIX Corp.	128,700	1,946,247
Voya Financial, Inc.	38,200	1,493,238

		9,421,008

Insurance – 4.4%
Admiral Group PLC	98,180	2,178,699
AIA Group Ltd.	668,000	3,642,722
Allstate Corp. (The)	24,200	1,488,058
American Financial Group, Inc./OH	23,500	1,409,295
American International Group, Inc.	56,100	3,144,966
AON PLC	19,900	1,734,484
Assurant, Inc.	20,200	1,348,350
Aviva PLC	65,890	570,268
BB Seguridade Participacoes SA	136,300	2,176,173
Chubb Corp. (The)	17,800	1,636,710
Friends Life Group Ltd.	107,360	547,351
Lancashire Holdings Ltd.	141,696	1,473,758
Lincoln National Corp.	56,300	3,098,752
Muenchener Rueckversicherungs AG	7,580	1,521,867
PartnerRe Ltd.	18,300	2,043,927
Prudential PLC	120,610	2,907,306
Suncorp Group Ltd.	40,343	544,098
Travelers Cos., Inc. (The)	8,900	842,919
Unum Group	4,900	177,723
XL Group PLC	10,100	345,218

		32,832,644

Real Estate Management & Development – 1.1%
Ayala Land, Inc.	1,065,700	807,368
China Overseas Land & Investment Ltd.	128,000	359,836
Country Garden Holdings Co., Ltd.	1,613,000	710,996
Daito Trust Construction Co., Ltd.	17,900	2,215,823
Global Logistic Properties Ltd.	1,202,000	2,742,304
Lend Lease Group	78,790	1,053,515

		7,889,842

Thrifts & Mortgage Finance – 0.3%
Housing Development Finance Corp.	145,170	2,570,763

		107,105,460

Consumer Discretionary – 13.1%
Auto Components – 1.2%
Cie Generale des Etablissements Michelin – Class B	13,648	1,509,830
Lear Corp.	7,400	748,362

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Magna International, Inc. (New York) – Class A	11,800	$1,338,946
Magna International, Inc. (Toronto) – Class A	3,900	442,189
Mobileye NV(a)	1,609	69,541
Plastic Omnium SA	19,530	515,646
Sumitomo Rubber Industries Ltd.	30,200	431,916
TRW Automotive Holdings Corp.(a)	17,400	1,675,446
Valeo SA	16,770	2,027,423

		8,759,299

Automobiles – 1.2%
Ford Motor Co.	132,000	2,298,120
Great Wall Motor Co., Ltd. – Class H	193,500	820,456
Honda Motor Co., Ltd.	42,400	1,439,320
Hyundai Motor Co.	2,240	514,930
Tata Motors Ltd.	99,390	861,016
Tata Motors Ltd. – Class A	55,760	348,674
Toyota Motor Corp.	31,300	1,785,946
Volkswagen AG (Preference Shares)	3,950	890,270

		8,958,732

Distributors – 0.0%
Inchcape PLC	30,698	344,415

Diversified Consumer Services – 0.6%
Estacio Participacoes SA	165,200	2,194,057
Kroton Educacional SA	76,500	2,291,411

		4,485,468

Hotels, Restaurants & Leisure – 1.4%
Ajisen China Holdings Ltd.	539,000	446,351
Galaxy Entertainment Group Ltd.	136,000	1,023,116
Melco Crown Entertainment Ltd. (ADR)	24,149	684,866
Melco International Development Ltd.	591,000	1,581,025
Merlin Entertainments PLC(b)	101,592	581,038
Sands China Ltd.	113,600	739,569
Sodexo	16,240	1,601,805
Starbucks Corp.	34,570	2,689,892
William Hill PLC	105,121	611,323
Yum! Brands, Inc.	6,780	491,075

		10,450,060

Household Durables – 0.2%
PulteGroup, Inc.	61,600	1,183,952

Internet & Catalog Retail – 0.8%
Just Eat PLC(a)	142,154	618,312
Priceline Group, Inc. (The)(a)	3,588	4,464,584
Vipshop Holdings Ltd. (ADR)(a)	3,820	751,127

		5,834,023

Leisure Products – 0.3%
Polaris Industries, Inc.	18,070	2,627,017

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 2.6%
Comcast Corp. – Class A	100,750	$5,514,047
Discovery Communications, Inc. – Class A(a)	14,605	638,531
Gannett Co., Inc.	30,400	1,026,304
Liberty Global PLC – Class A(a)	8,107	354,033
Liberty Global PLC – Series C(a)	51,493	2,159,101
Naspers Ltd. – Class N	27,320	3,484,721
Twenty-First Century Fox, Inc. – Class A	47,100	1,668,282
Walt Disney Co. (The)	49,873	4,482,585

		19,327,604

Multiline Retail – 0.7%
B&M European Value Retail SA(a)	232,081	1,071,105
Dillard’s, Inc. – Class A	3,800	434,416
Dollar General Corp.(a)	24,600	1,574,154
Macy’s, Inc.	32,000	1,993,280
Matahari Department Store Tbk PT	184,000	255,961

		5,328,916

Specialty Retail – 2.5%
Foot Locker, Inc.	29,600	1,660,856
GameStop Corp. – Class A	39,100	1,650,020
Gap, Inc. (The)	12,900	595,335
Home Depot, Inc. (The)	45,400	4,244,900
Kingfisher PLC	91,070	459,745
L’Occitane International SA	147,500	350,846
Mr. Price Group Ltd.	34,000	653,345
O’Reilly Automotive, Inc.(a)	9,670	1,508,327
Office Depot, Inc.(a)	309,300	1,583,616
Shimamura Co., Ltd.	5,700	513,862
Sports Direct International PLC(a)	151,418	1,824,657
TJX Cos., Inc. (The)	14,800	882,228
Ulta Salon Cosmetics & Fragrance, Inc.(a)	20,234	1,968,971
Yamada Denki Co., Ltd.	212,400	682,373
Zhongsheng Group Holdings Ltd.	142,000	157,332

		18,736,413

Textiles, Apparel & Luxury Goods – 1.6%
Cie Financiere Richemont SA	24,665	2,356,211
Eclat Textile Co., Ltd.	30,160	252,484
Global Brands Group Holding Ltd.(a)	1,354,000	310,981
Hugo Boss AG	6,784	951,934
Kering	2,170	460,037
Li & Fung Ltd.	1,518,000	1,885,480
Michael Kors Holdings Ltd.(a)	17,070	1,367,648
NIKE, Inc. – Class B	36,689	2,881,921
Ralph Lauren Corp.	3,720	629,424
Samsonite International SA	153,000	528,093
Titan Co., Ltd.	17,211	103,459

		11,727,672

		97,763,571

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 10.6%
Communications Equipment – 0.7%
Brocade Communications Systems, Inc.	151,400	$1,597,270
Cisco Systems, Inc.	34,600	864,654
F5 Networks, Inc.(a)	10,870	1,349,945
Harris Corp.	19,200	1,370,688

		5,182,557

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	26,570	2,736,976
Arrow Electronics, Inc.(a)	18,300	1,139,175

		3,876,151

Internet Software & Services – 2.1%
Baidu, Inc. (Sponsored ADR)(a)	12,148	2,605,989
Facebook, Inc. – Class A(a)	36,230	2,710,729
Google, Inc. – Class A(a)	7,285	4,242,493
Google, Inc. – Class C(a)	8,395	4,798,582
Telecity Group PLC	110,658	1,362,715

		15,720,508

IT Services – 1.5%
Booz Allen Hamilton Holding Corp.	21,800	483,524
Cognizant Technology Solutions Corp. – Class A(a)	27,730	1,268,093
Fujitsu Ltd.	81,000	556,313
HCL Technologies Ltd.	12,210	329,013
Tata Consultancy Services Ltd.	13,430	557,388
Visa, Inc. – Class A	27,510	5,846,425
Xerox Corp.	180,400	2,491,324

		11,532,080

Semiconductors & Semiconductor Equipment – 2.1%
Advanced Semiconductor Engineering, Inc.	678,000	852,460
Applied Materials, Inc.	71,700	1,656,628
Intel Corp.	83,100	2,901,852
Linear Technology Corp.	67,250	3,033,647
Micron Technology, Inc.(a)	43,000	1,401,800
Novatek Microelectronics Corp.	155,000	795,808
NVIDIA Corp.	10,700	208,115
NXP Semiconductor NV(a)	23,700	1,623,924
Samsung Electronics Co., Ltd.	790	961,897
Sumco Corp.	69,800	603,143
Taiwan Semiconductor Manufacturing Co., Ltd.	144,000	601,816
Tokyo Electron Ltd.	9,000	630,660

		15,271,750

Software – 1.5%
ANSYS, Inc.(a)	31,602	2,569,243
Aspen Technology, Inc.(a)	14,710	604,434

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Dassault Systemes	3,760	$249,189
Electronic Arts, Inc.(a)	52,500	1,986,600
FireEye, Inc.(a)	21,360	665,150
Microsoft Corp.	74,500	3,384,535
NetSuite, Inc.(a)	10,836	949,667
ServiceNow, Inc.(a)	15,912	972,700

		11,381,518

Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.	89,960	9,220,900
Asustek Computer, Inc.	73,000	763,920
Casetek Holdings Ltd.	108,000	654,575
Catcher Technology Co., Ltd.	189,000	1,917,132
Hewlett-Packard Co.	100,100	3,803,800

		16,360,327

		79,324,891

Health Care – 9.3%
Biotechnology – 2.4%
Actelion Ltd. (REG)(a)	14,774	1,813,977
Biogen Idec, Inc.(a)	16,992	5,828,936
Gilead Sciences, Inc.(a)	91,180	9,809,144
Grifols SA (ADR)	5,060	203,159
Theravance, Inc.	3,525	83,049

		17,738,265

Health Care Equipment & Supplies – 0.7%
Intuitive Surgical, Inc.(a)	5,520	2,594,455
Medtronic, Inc.	42,300	2,700,855

		5,295,310

Health Care Providers & Services – 1.3%
Aetna, Inc.	23,900	1,962,907
Catamaran Corp.(a)	8,110	382,117
McKesson Corp.	7,130	1,390,564
UnitedHealth Group, Inc.	30,659	2,657,522
WellPoint, Inc.	25,500	2,971,005

		9,364,115

Life Sciences Tools & Services – 0.8%
Eurofins Scientific SE	6,796	1,931,354
Mettler-Toledo International, Inc.(a)	4,169	1,127,631
Quintiles Transnational Holdings, Inc.(a)	49,187	2,760,374

		5,819,359

Pharmaceuticals – 4.1%
Allergan, Inc./United States	37,713	6,172,864
Astellas Pharma, Inc.	85,100	1,227,151
GlaxoSmithKline PLC	92,920	2,270,940
Johnson & Johnson	48,800	5,062,024
Lupin Ltd.	1,441	30,657
Merck & Co., Inc.	56,900	3,420,259
Novartis AG	19,660	1,766,380

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Novo Nordisk A/S – Class B	23,112	$1,060,050
Pfizer, Inc.	192,000	5,642,880
Richter Gedeon Nyrt	30,590	491,870
Roche Holding AG	7,790	2,275,131
Sun Pharmaceutical Industries Ltd.	113,080	1,591,288

		31,011,494

		69,228,543

Industrials – 7.4%
Aerospace & Defense – 1.3%
Airbus Group NV	41,470	2,551,774
Boeing Co. (The)	21,596	2,738,373
MTU Aero Engines AG	5,950	520,341
Northrop Grumman Corp.	5,900	750,598
Precision Castparts Corp.	5,260	1,283,756
Safran SA	21,860	1,433,338
Zodiac Aerospace	6,050	197,442

		9,475,622

Air Freight & Logistics – 0.1%
Royal Mail PLC	72,440	537,710

Airlines – 0.6%
Copa Holdings SA – Class A	19,210	2,362,446
Delta Air Lines, Inc.	24,500	969,710
Qantas Airways Ltd.(a)	462,056	635,197
Turk Hava Yollari(a)	120,189	381,032

		4,348,385

Building Products – 0.0%
Asahi Glass Co., Ltd.	66,000	357,634

Commercial Services & Supplies – 0.6%
Babcock International Group PLC	146,834	2,734,836
Edenred	50,532	1,499,034

		4,233,870

Construction & Engineering – 0.1%
Larsen & Toubro Ltd.	7,630	193,212
URS Corp.	8,775	531,590

		724,802

Electrical Equipment – 0.6%
Amara Raja Batteries Ltd.	31,940	290,797
AMETEK, Inc.	55,366	2,931,076
Sumitomo Electric Industries Ltd.	89,400	1,310,612

		4,532,485

Industrial Conglomerates – 0.9%
Alliance Global Group, Inc.	365,400	206,221
Bidvest Group Ltd. (The)	22,860	603,447
Danaher Corp.	33,828	2,591,563
General Electric Co.	99,400	2,582,412
Hutchison Whampoa Ltd.	29,000	378,529

		6,362,172

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.0%
Caterpillar, Inc.	13,000	$1,417,910
Dover Corp.	15,700	1,379,559
ITT Corp.	29,300	1,402,298
JTEKT Corp.	53,800	856,929
Pall Corp.	3,642	307,275
Parker-Hannifin Corp.	4,200	485,100
Wabtec Corp./DE	17,880	1,490,477

		7,339,548

Marine – 0.2%
AP Moeller – Maersk A/S – Class B	225	565,242
Nippon Yusen KK	335,000	986,143

		1,551,385

Professional Services – 1.7%
51job, Inc. (ADR)(a)	5,818	201,419
Applus Services SA(a)	58,780	922,174
Bureau Veritas SA	95,689	2,274,850
Capita PLC	220,739	4,502,336
Intertek Group PLC	79,252	3,685,309
Nielsen NV	20,700	972,693
Teleperformance	3,570	231,820

		12,790,601

Road & Rail – 0.2%
Canadian National Railway Co.	6,320	453,903
Central Japan Railway Co.	6,500	911,384
Globaltrans Investment PLC (Sponsored GDR)(b)	53,541	489,900

		1,855,187

Trading Companies & Distributors – 0.1%
Brenntag AG	4,970	263,756
Mitsubishi Corp.	35,000	724,171

		987,927

		55,097,328

Consumer Staples – 5.5%
Beverages – 0.8%
Asahi Group Holdings Ltd.	12,200	385,032
Carlsberg A/S – Class B	7,180	656,453
Diageo PLC	18,330	540,924
Monster Beverage Corp.(a)	46,677	4,126,714

		5,709,123

Food & Staples Retailing – 1.9%
Costco Wholesale Corp.	11,390	1,379,101
CVS Caremark Corp.	77,300	6,141,485
Koninklijke Ahold NV	89,600	1,530,790
Kroger Co. (The)	36,600	1,865,868
Lenta Ltd. (GDR)(a)(b)	78,762	930,967
Lenta Ltd. (GDR)(a)(b)	24,160	275,424

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Magnit OJSC (Sponsored GDR)(b)	4,984	$290,069
Olam International Ltd.	581,105	1,232,416
Tsuruha Holdings, Inc.	5,000	273,343

		13,919,463

Food Products – 0.6%
Danone SA	5,172	361,171
Keurig Green Mountain, Inc.	12,260	1,634,503
Mead Johnson Nutrition Co. – Class A	26,640	2,546,784

		4,542,458

Household Products – 0.2%
Henkel AG & Co. KGaA	8,822	839,601
Procter & Gamble Co. (The)	10,300	856,033

		1,695,634

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	18,740	1,439,794

Tobacco – 1.8%
British American Tobacco PLC	62,056	3,668,955
Imperial Tobacco Group PLC	25,281	1,103,388
Japan Tobacco, Inc.	115,800	3,967,720
Philip Morris International, Inc.	54,107	4,630,477

		13,370,540

		40,677,012

Energy – 5.0%
Energy Equipment & Services – 1.4%
Aker Solutions ASA	54,300	825,848
FMC Technologies, Inc.(a)	19,113	1,181,948
Halliburton Co.	29,900	2,021,539
Helmerich & Payne, Inc.	7,600	798,380
Nabors Industries Ltd.	21,200	576,852
Oceaneering International, Inc.	8,902	619,223
Schlumberger Ltd.	41,532	4,553,569
Seventy Seven Energy, Inc.(a)	764	17,931

		10,595,290

Oil, Gas & Consumable Fuels – 3.6%
BG Group PLC	56,140	1,119,072
Canadian Natural Resources Ltd.	12,530	546,120
Chesapeake Energy Corp.	10,700	291,040
Chevron Corp.	20,300	2,627,835
China Petroleum & Chemical Corp. – Class H	656,400	663,786
Exxon Mobil Corp.	55,100	5,480,246
Hess Corp.	35,000	3,538,500
JX Holdings, Inc.	328,100	1,688,332
LUKOIL OAO (London) (Sponsored ADR)	9,630	534,561
Murphy Oil Corp.	20,900	1,305,623
Occidental Petroleum Corp.	29,400	3,049,662
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	31,220	1,261,473

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

SM Energy Co.	3,700	$329,448
Suncor Energy, Inc. (Toronto)	14,150	580,810
Total SA	27,980	1,846,358
Valero Energy Corp.	40,800	2,208,912

		27,071,778

		37,667,068

Materials – 2.4%
Chemicals – 1.9%
Arkema SA	12,220	917,708
BASF SE	3,290	339,177
CF Industries Holdings, Inc.	1,000	257,670
Chr Hansen Holding A/S	19,060	774,771
Denki Kagaku Kogyo KK	139,000	470,974
Eastman Chemical Co.	14,500	1,195,815
Essentra PLC	176,017	2,507,969
IMCD Group NV(a)	6,685	204,047
JSR Corp.	64,400	1,119,647
Koninklijke DSM NV	15,997	1,068,784
LyondellBasell Industries NV – Class A	16,400	1,875,340
Mitsubishi Gas Chemical Co., Inc.	116,000	750,950
Monsanto Co.	21,304	2,463,808
Potash Corp. of Saskatchewan, Inc.	13,070	459,541

		14,406,201

Construction Materials – 0.0%
Grasim Industries Ltd. (GDR)(b)	5,041	283,104

Metals & Mining – 0.4%
Barrick Gold Corp.	28,140	517,354
Dowa Holdings Co., Ltd.	39,000	349,759
MMC Norilsk Nickel OJSC (ADR)	27,390	536,022
Rio Tinto PLC	23,780	1,271,521

		2,674,656

Paper & Forest Products – 0.1%
Mondi PLC	41,294	709,432

		18,073,393

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	59,600	2,083,616
Bezeq The Israeli Telecommunication Corp., Ltd.	225,053	424,696
Hellenic Telecommunications Organization SA(a)	34,060	488,937
Nippon Telegraph & Telephone Corp.	22,300	1,497,897
Orange SA	116,530	1,763,913
Vivendi SA(a)	29,769	775,159
Ziggo NV	13,850	659,139

		7,693,357

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.7%
China Mobile Ltd.	72,500	$900,381
Rogers Communications, Inc. – Class B	7,040	286,961
Tower Bersama Infrastructure Tbk PT	805,500	542,280
Turkcell Iletisim Hizmetleri AS(a)	100,700	590,844
Vodafone Group PLC	549,537	1,888,693
Vodafone Group PLC (Sponsored ADR)	28,636	983,360

		5,192,519

		12,885,876

Utilities – 1.5%
Electric Utilities – 0.7%
Edison International	34,600	2,046,244
EDP – Energias de Portugal SA	244,810	1,186,172
Electricite de France SA	19,740	641,746
Enel SpA	130,000	688,567
Light SA	55,100	605,522

		5,168,251

Gas Utilities – 0.4%
Atmos Energy Corp.	21,400	1,081,984
UGI Corp.	30,700	1,626,486

		2,708,470

Independent Power Producers & Energy Traders – 0.3%
APR Energy PLC	108,012	921,781
Calpine Corp.(a)	66,900	1,590,213

		2,511,994

Multi-Utilities – 0.0%
CenterPoint Energy, Inc.	8,700	216,108

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	60,800	580,975

		11,185,798

Total Common Stocks (cost $405,097,467)		529,008,940

INVESTMENT COMPANIES – 27.5%
Funds and Investment Trusts – 27.5%(c)
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	8,954,835	112,204,078
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	3,725,735	33,308,067
AllianceBernstein Cap Fund – Multi-Manager Alternative Strategies Fund – Class Z(a)	5,888,771	59,594,360

Total Investment Companies (cost $186,462,818)		205,106,505

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.1%
Financials – 0.1%
Real Estate Management & Development – 0.1%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	205,812	$574,346

Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC Deutsche Bank AG, expiring 7/05/19(a)	136,040	260,149

Total Warrants (cost $529,208)		834,495

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%(c)
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.07%(d) (cost $12,986,494)	12,986,494	12,986,494

Total Investments – 100.1% (cost $605,075,987)		747,936,434
Other assets less liabilities – (0.1)%		(1,105,223)

Net Assets – 100.0%		$746,831,211

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	4	September 2014	$171,556	$166,346	$(5,210)
FTSE 100 Index Future	3	September 2014	334,468	338,745	4,277
TOPIX Index Future	3	September 2014	356,434	367,918	11,484

					$10,551

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	1,024	JPY	105,218	11/14/14	$(12,055)
BNP Paribas SA	USD	7,843	SEK	54,122	11/14/14	(100,222)
Citibank, NA	CAD	408	USD	373	11/14/14	(1,535)
Citibank, NA	CHF	3,830	USD	4,211	11/14/14	36,339
Citibank, NA	EUR	1,424	USD	1,897	11/14/14	25,512
Citibank, NA	USD	430	EUR	322	11/14/14	(6,694)

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	SGD	426	USD	342	11/14/14	$580
Goldman Sachs Bank USA	JPY	1,730,854	USD	17,023	11/14/14	378,940
Goldman Sachs Bank USA	USD	636	AUD	690	11/14/14	5,389
Goldman Sachs Bank USA	USD	3,204	NOK	20,001	11/14/14	14,863
HSBC Bank USA	USD	1,945	GBP	1,171	11/14/14	(2,090)
HSBC Bank USA	USD	1,566	SGD	1,960	11/14/14	3,224
JPMorgan Chase Bank, NA	USD	858	CHF	773	11/14/14	(15,013)
Morgan Stanley & Co., Inc.	USD	2,360	NZD	2,807	11/14/14	(28,406)
Standard Chartered Bank	HKD	37,596	USD	4,851	11/14/14	(529)
State Street Bank & Trust Co.	AUD	338	USD	313	11/14/14	(1,196)
State Street Bank & Trust Co.	CAD	5,379	USD	4,892	11/14/14	(46,515)
State Street Bank & Trust Co.	USD	8,002	CAD	8,798	11/14/14	76,081
State Street Bank & Trust Co.	USD	3,379	CHF	3,060	11/14/14	(43,122)
State Street Bank & Trust Co.	USD	1,298	SGD	1,608	11/14/14	(10,463)
UBS AG	GBP	5,630	USD	9,446	11/14/14	104,687
UBS AG	USD	3,386	GBP	2,018	11/14/14	(37,524)

						$340,251

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $2,850,502 or 0.4% of net assets.

(c)	To obtain a copy of the AllianceBernstein Pooling Portfolios’ financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
FTSE	– Financial Times Stock Exchange
GDR	– Global Depositary Receipt
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares
TOPIX	– Tokyo Price Index

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 53.0%
Long-Term Municipal Bonds – 51.7%
Alabama – 4.1%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/18	$2,040	$2,344,287
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/25	3,980	4,614,173

		6,958,460

Arizona – 1.6%
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/25	2,100	2,480,898
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	240	245,702

		2,726,600

California – 4.7%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/20	1,905	2,297,525
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/20	2,450	2,905,382
California GO Series 2005 5.00%, 3/01/16	2,225	2,382,263
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/23	365	438,923

		8,024,093

Colorado – 2.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	1,220	1,393,240
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)	710	248,500
Regional Transportation District COP Series 2014A 5.00%, 6/01/29	1,475	1,680,821

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(b)	$260	$130,000

		3,452,561

Connecticut – 3.8%
Connecticut GO Series 2014C 5.00%, 6/15/17	3,275	3,670,751
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) Series 2012 5.00%, 1/01/27	2,390	2,820,726

		6,491,477

District of Columbia – 0.8%
District of Columbia GO AMBAC Series 2007B 5.25%, 6/01/18	1,200	1,390,656

Florida – 4.7%
Citizens Ppty Ins Corp. FL NATL Series 2007A 5.00%, 3/01/15-3/01/16	4,000	4,220,760
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)(b)	105	37,800
Miami Dade Cnty FL Spl Tax Series 2012A 5.00%, 10/01/25	560	655,536
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(c)(d)	25	– 0	–
Series 2010A-1 6.125%, 5/01/35(b)	15	15,190
Series 2010A-2 6.125%, 5/01/35(b)	35	35,125
Series 2010B 5.125%, 5/01/17(b)	50	50,212
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	90	89,654
Sarasota Cnty FL Sch Brd COP Series 2010B 5.00%, 7/01/22	1,165	1,329,393
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	1,380	1,645,816

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Villages of Westport Community Development District Series 2005A 5.125%, 5/01/15(a)(b)(d)	$80	$25,952

		8,105,438

Georgia – 1.3%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2014A 5.00%, 1/01/28	1,980	2,310,482

Hawaii – 1.8%
Hawaii GO Series 2013E 5.00%, 8/01/16	485	528,146
State of Hawaii Series 2013E 5.00%, 8/01/15	2,465	2,573,706

		3,101,852

Illinois – 0.9%
Illinois GO NATL Series 2007 5.00%, 4/01/15	785	805,253
Illinois Toll Hwy Auth Series 2013B 5.00%, 12/01/18	305	354,709
State of Illinois Series 2013 5.00%, 7/01/22	315	348,900
Series 2014 5.00%, 4/01/20	75	83,461

		1,592,323

Indiana – 1.4%
Indiana Bond Bank Gas (JPMorgan Chase) Series 2007A 5.25%, 10/15/19	1,945	2,248,731
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/29	145	160,817

		2,409,548

Massachusetts – 1.0%
Massachusetts School Building Authority AGM Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	1,690	1,767,216

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 0.7%
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/19	$955	$1,130,529

Minnesota – 0.3%
Minneapolis Special School District No 1 COP Series 2013D 5.00%, 2/01/16	460	489,822

Nevada – 1.2%
County of Clark Department of Aviation (McCarran Intl Airport) Series 2013C-1 2.50%, 7/01/15	2,000	2,036,900

New Jersey – 3.3%
New Jersey EDA (NYNJ Link LLC) Series 2013 5.25%, 1/01/25	1,195	1,381,719
New Jersey State Turnpike Authority Series 2014A 5.00%, 1/01/29	1,870	2,191,341
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 6/15/18	700	788,879
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 6/15/20	1,140	1,309,666

		5,671,605

New York – 4.8%
Metropolitan Trnsp Auth NY Series 2012C 5.00%, 11/15/23	460	549,258
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	2,275	2,705,248
New York NY GO Series 2012G 5.00%, 4/01/16	870	934,772
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/15	600	632,940

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York Dorm Facs) Series 2013A 5.00%, 7/01/26	$205	$240,565
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	425	495,010
Triborough Brdg & Tunl Auth NY Series 2012B 5.00%, 11/15/26	1,000	1,197,330
Triborough Bridge & Tunnel Authority Series 2013B 5.00%, 11/15/20	1,215	1,464,938

		8,220,061

North Carolina – 2.4%
North Carolina Eastern Mun Pwr Agy Series 2008A 5.00%, 1/01/15	785	797,262
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21	150	175,054
State of North Carolina Series 2010B 5.00%, 6/01/17	2,450	2,749,096
State of North Carolina (State of North Carolina Lease) Series 2013A 5.00%, 5/01/16	385	415,111

		4,136,523

Ohio – 0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(a)(b)	32	12,800

Pennsylvania – 0.0%
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(b)	55	49,836

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 6.8%
Grand Parkway Trnsp Corp. TX Series 2014A 3.00%, 12/15/16	$1,710	$1,804,803
Houston TX Arpt Sys Series 2009A 5.00%, 7/01/21-7/01/22	2,815	3,191,056
Houston TX GO NATL Series 2007A 5.00%, 3/01/15	3,300	3,377,154
Texas A & M Univ Series 2009D 5.00%, 5/15/18	2,765	3,191,584

		11,564,597

Utah – 0.9%
Utah GO Series 2010C 5.00%, 7/01/17	1,345	1,513,340

Virginia – 0.9%
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2013 5.00%, 3/15/16	1,370	1,469,572

Washington – 2.3%
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/24	1,815	2,145,893
King Cnty WA GO Series 2012 5.00%, 6/01/15	380	393,741
Washington Fed Hwy Grant Series 2012F 5.00%, 9/01/16	700	762,937
Series 2012F-1 5.00%, 9/01/22	535	640,764

		3,943,335

Total Long-Term Municipal Bonds (cost $84,913,192)		88,569,626

Short-Term Municipal Notes – 1.3%
Mississippi – 0.4%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2009E 0.04%, 12/01/30(e)	600	600,000

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.9%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) 0.02%, 11/01/38(e)	$1,550	$1,550,000

Total Short-Term Municipal Notes (cost $2,150,000)		2,150,000

Total Municipal Obligations (cost $87,063,192)		90,719,626

	Shares
COMMON STOCKS – 27.1%
Financials – 5.4%
Banks – 1.8%
Axis Bank Ltd.	7,250	47,451
Banco do Brasil SA	3,700	57,835
Bank Hapoalim BM	8,520	48,282
Bank Mandiri Persero Tbk PT	43,000	38,367
Bank of America Corp.	26,400	424,776
Bank of Montreal	620	47,705
Bank of Nova Scotia (The)	700	46,379
Citigroup, Inc.	5,000	258,250
Comerica, Inc.	1,200	60,408
Credit Agricole SA	2,617	38,837
Danske Bank A/S	3,360	94,609
Fifth Third Bancorp	1,200	24,486
Grupo Financiero Banorte SAB de CV – Class O	8,730	61,546
HDFC Bank Ltd.	5,950	82,785
Itausa – Investimentos Itau SA (Preference Shares)	11,000	53,563
JPMorgan Chase & Co.	4,200	249,690
Kasikornbank PCL (NVDR)	7,900	55,646
KBC Groep NV(c)	1,480	84,384
Lloyds Banking Group PLC(c)	116,308	147,434
Mitsubishi UFJ Financial Group, Inc.	16,700	96,253
PNC Financial Services Group, Inc. (The)	400	33,900
Sberbank of Russia (Sponsored ADR)	10,837	88,322
Shinhan Financial Group Co., Ltd.	1,120	58,021
Societe Generale SA	2,455	124,519
State Bank of India	1,300	52,883
Sumitomo Mitsui Financial Group, Inc.	1,900	76,853
Toronto-Dominion Bank (The)	1,640	86,351
UniCredit SpA	20,030	155,342
Wells Fargo & Co.	6,900	354,936

		3,049,813

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 0.5%
Affiliated Managers Group, Inc.(c)	678	$143,160
Bank of New York Mellon Corp. (The)	2,100	82,278
BlackRock, Inc. – Class A	590	195,013
Daiwa Securities Group, Inc.	14,000	114,042
Deutsche Bank AG (REG)	2,696	92,435
UBS AG (REG)(c)	15,393	276,255

		903,183

Consumer Finance – 0.4%
Capital One Financial Corp.	3,500	287,210
Discover Financial Services	2,400	149,688
Muthoot Finance Ltd.	18,170	58,638
Shriram Transport Finance Co., Ltd.	8,320	124,936
SLM Corp.	11,800	104,548

		725,020

Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc. – Class B(c)	950	130,388
Cerved Information Solutions SpA(c)	16,085	100,602
IG Group Holdings PLC	5,963	60,181
ING Groep NV(c)	4,794	65,979
Intercontinental Exchange, Inc.	910	171,990
ORIX Corp.	10,300	155,760
Voya Financial, Inc.	3,400	132,906

		817,806

Insurance – 1.7%
Admiral Group PLC	8,820	195,723
AIA Group Ltd.	57,800	315,193
Allstate Corp. (The)	2,400	147,576
American Financial Group, Inc./OH	1,800	107,946
American International Group, Inc.	4,600	257,876
AON PLC	2,000	174,320
Assurant, Inc.	1,600	106,800
Aviva PLC	5,470	47,342
BB Seguridade Participacoes SA	12,000	191,593
Chubb Corp. (The)	1,600	147,120
Friends Life Group Ltd.	8,870	45,222
Lancashire Holdings Ltd.	12,511	130,125
Lincoln National Corp.	4,800	264,192
Muenchener Rueckversicherungs AG	500	100,387
PartnerRe Ltd.	1,600	178,704
Prudential PLC	10,490	252,862
Suncorp Group Ltd.	3,580	48,283
Travelers Cos., Inc. (The)	1,100	104,181
Unum Group	550	19,948

		2,835,393

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.4%
Ayala Land, Inc.	93,900	$71,138
China Overseas Land & Investment Ltd.	12,000	33,735
Country Garden Holdings Co., Ltd.	141,000	62,151
Daito Trust Construction Co., Ltd.	1,600	198,062
Global Logistic Properties Ltd.	104,000	237,271
Lend Lease Group	6,640	88,785

		691,142

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	12,820	227,025

		9,249,382

Consumer Discretionary – 4.9%
Auto Components – 0.4%
Cie Generale des Etablissements Michelin – Class B	868	96,024
Lear Corp.	850	85,960
Magna International, Inc. (Toronto) – Class A	350	39,684
Mobileye NV(c)	187	8,082
Plastic Omnium SA	1,760	46,469
TRW Automotive Holdings Corp.(c)	1,600	154,064
Valeo SA	1,340	162,000

		592,283

Automobiles – 0.5%
Ford Motor Co.	11,700	203,697
Great Wall Motor Co., Ltd. – Class H	17,000	72,081
Honda Motor Co., Ltd.	3,700	125,601
Hyundai Motor Co.	190	43,677
Tata Motors Ltd.	7,760	67,225
Tata Motors Ltd. – Class A	5,040	31,516
Toyota Motor Corp.	2,700	154,059
Volkswagen AG (Preference Shares)	350	78,885

		776,741

Distributors – 0.0%
Inchcape PLC	2,484	27,869

Diversified Consumer Services – 0.2%
Estacio Participacoes SA	14,500	192,578
Kroton Educacional SA	6,800	203,681

		396,259

Hotels, Restaurants & Leisure – 0.5%
Ajisen China Holdings Ltd.	49,000	40,578
Galaxy Entertainment Group Ltd.	12,000	90,275
Melco Crown Entertainment Ltd. (ADR)	2,110	59,840
Melco International Development Ltd.	52,000	139,109

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Merlin Entertainments PLC(f)	8,967	$51,285
Sands China Ltd.	10,000	65,103
Sodexo	1,440	142,032
Starbucks Corp.	3,120	242,767
William Hill PLC	8,656	50,338
Yum! Brands, Inc.	540	39,112

		920,439

Household Durables – 0.1%
PulteGroup, Inc.	5,800	111,476

Internet & Catalog Retail – 0.3%
Just Eat PLC(c)	12,427	54,052
Priceline Group, Inc. (The)(c)	308	383,248
Vipshop Holdings Ltd. (ADR)(c)	334	65,674

		502,974

Leisure Products – 0.1%
Polaris Industries, Inc.	1,640	238,423

Media – 1.0%
Comcast Corp. – Class A	8,930	488,739
Discovery Communications, Inc. – Class A(c)	1,315	57,492
Gannett Co., Inc.	2,900	97,904
Liberty Global PLC – Class A(c)	826	36,071
Liberty Global PLC – Series C(c)	4,688	196,568
Naspers Ltd. – Class N	2,420	308,676
Twenty-First Century Fox, Inc. – Class A	4,200	148,764
Walt Disney Co. (The)	4,677	420,369

		1,754,583

Multiline Retail – 0.3%
B&M European Value Retail SA(c)	20,375	94,035
Dillard’s, Inc. – Class A	500	57,160
Dollar General Corp.(c)	2,300	147,177
Macy’s, Inc.	2,100	130,809
Matahari Department Store Tbk PT	16,000	22,258

		451,439

Specialty Retail – 0.9%
Foot Locker, Inc.	2,600	145,886
GameStop Corp. – Class A	3,500	147,700
Home Depot, Inc. (The)	4,260	398,310
Kingfisher PLC	9,240	46,646
L’Occitane International SA	11,000	26,165
Mr. Price Group Ltd.	1,880	36,126
O’Reilly Automotive, Inc.(c)	900	140,382
Office Depot, Inc.(c)	26,600	136,192
Shimamura Co., Ltd.	500	45,076
Sports Direct International PLC(c)	13,542	163,187

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

TJX Cos., Inc. (The)	1,300	$77,493
Ulta Salon Cosmetics & Fragrance, Inc.(c)	1,711	166,497
Yamada Denki Co., Ltd.	18,500	59,434
Zhongsheng Group Holdings Ltd.	13,500	14,958

		1,604,052

Textiles, Apparel & Luxury Goods – 0.6%
Cie Financiere Richemont SA	2,015	192,490
Eclat Textile Co., Ltd.	2,080	17,413
Global Brands Group Holding Ltd.(c)	118,000	27,102
Hugo Boss AG	620	86,999
Kering	170	36,040
Li & Fung Ltd.	130,000	161,470
Michael Kors Holdings Ltd.(c)	1,530	122,583
NIKE, Inc. – Class B	3,306	259,686
Ralph Lauren Corp.	340	57,528
Samsonite International SA	13,600	46,942
Titan Co., Ltd.	1,370	8,235

		1,016,488

		8,393,026

Information Technology – 4.2%
Communications Equipment – 0.2%
Brocade Communications Systems, Inc.	10,600	111,830
Cisco Systems, Inc.	1,000	24,990
F5 Networks, Inc.(c)	980	121,706
Harris Corp.	1,900	135,641

		394,167

Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp. – Class A	2,400	247,224
Arrow Electronics, Inc.(c)	1,600	99,600

		346,824

Internet Software & Services – 0.8%
Baidu, Inc. (Sponsored ADR)(c)	1,059	227,177
Facebook, Inc. – Class A(c)	3,260	243,913
Google, Inc. – Class A(c)	662	385,522
Google, Inc. – Class C(c)	752	429,843
Telecity Group PLC	9,768	120,290

		1,406,745

IT Services – 0.6%
Booz Allen Hamilton Holding Corp.	2,200	48,796
Cognizant Technology Solutions Corp. – Class A(c)	2,492	113,959
Fujitsu Ltd.	7,000	48,077
HCL Technologies Ltd.(c)	1,090	29,371
Tata Consultancy Services Ltd.	780	32,373

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Visa, Inc. – Class A	2,475	$525,987
Xerox Corp.	15,300	211,293

		1,009,856

Semiconductors & Semiconductor Equipment – 0.9%
Advanced Semiconductor Engineering, Inc.	56,000	70,410
Applied Materials, Inc.	5,700	131,698
Intel Corp.	8,300	289,836
Lam Research Corp.	1,100	79,101
Linear Technology Corp.	6,060	273,367
Micron Technology, Inc.(c)	4,400	143,440
Novatek Microelectronics Corp.	14,000	71,879
NXP Semiconductor NV(c)	2,130	145,948
Samsung Electronics Co., Ltd.	70	85,231
SK Hynix, Inc.(c)	210	9,414
Sumco Corp.	6,900	59,623
Taiwan Semiconductor Manufacturing Co., Ltd.	13,000	54,331
Tokyo Electron Ltd.	800	56,059

		1,470,337

Software – 0.6%
ANSYS, Inc.(c)	2,856	232,193
Aspen Technology, Inc.(c)	1,280	52,595
Dassault Systemes	290	19,220
Electronic Arts, Inc.(c)	4,700	177,848
FireEye, Inc.(c)	1,920	59,789
Microsoft Corp.	6,600	299,838
NetSuite, Inc.(c)	969	84,923
ServiceNow, Inc.(c)	1,433	87,599

		1,014,005

Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.	9,461	969,752
Asustek Computer, Inc.	7,000	73,253
Casetek Holdings Ltd.	10,000	60,609
Catcher Technology Co., Ltd.	17,000	172,440
Hewlett-Packard Co.	9,300	353,400

		1,629,454

		7,271,388

Health Care – 3.6%
Biotechnology – 0.9%
Actelion Ltd. (REG)(c)	1,250	153,477
Biogen Idec, Inc.(c)	1,530	524,851
Gilead Sciences, Inc.(c)	8,290	891,839
Grifols SA (ADR)	460	18,469

		1,588,636

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.3%
Covidien PLC	850	$73,805
Intuitive Surgical, Inc.(c)	499	234,535
Medtronic, Inc.	3,800	242,630

		550,970

Health Care Providers & Services – 0.6%
Aetna, Inc.	2,100	172,473
Catamaran Corp.(c)	750	35,337
McKesson Corp.	640	124,819
UnitedHealth Group, Inc.	4,567	395,868
WellPoint, Inc.	1,900	221,369

		949,866

Life Sciences Tools & Services – 0.3%
Eurofins Scientific SE	586	166,535
Mettler-Toledo International, Inc.(c)	373	100,889
Quintiles Transnational Holdings, Inc.(c)	4,346	243,898

		511,322

Pharmaceuticals – 1.5%
Allergan, Inc./United States	3,594	588,266
Astellas Pharma, Inc.	7,000	100,941
GlaxoSmithKline PLC	8,010	195,762
Johnson & Johnson	3,200	331,936
Lupin Ltd.	420	8,935
Merck & Co., Inc.	3,300	198,363
Novartis AG	1,620	145,551
Novo Nordisk A/S – Class B	2,020	92,649
Pfizer, Inc.	17,000	499,630
Richter Gedeon Nyrt	2,770	44,540
Roche Holding AG	670	195,679
Sun Pharmaceutical Industries Ltd.	9,990	140,582

		2,542,834

		6,143,628

Industrials – 2.8%
Aerospace & Defense – 0.5%
Airbus Group NV	3,380	207,982
Boeing Co. (The)	1,950	247,260
MTU Aero Engines AG	560	48,973
Northrop Grumman Corp.	700	89,054
Precision Castparts Corp.	477	116,417
Safran SA	1,830	119,991
Zodiac Aerospace	425	13,870

		843,547

Airlines – 0.2%
Copa Holdings SA – Class A	1,820	223,824
Delta Air Lines, Inc.	2,500	98,950

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Qantas Airways Ltd.(c)	41,010	$56,377
Turk Hava Yollari(c)	10,670	33,827

		412,978

Building Products – 0.0%
Asahi Glass Co., Ltd.	6,000	32,512

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	12,990	241,943
Edenred	4,284	127,085

		369,028

Construction & Engineering – 0.0%
Larsen & Toubro Ltd.	690	17,473
URS Corp.	1,000	60,580

		78,053

Electrical Equipment – 0.2%
Amara Raja Batteries Ltd.	2,900	26,403
AMETEK, Inc.	4,996	264,488
Sumitomo Electric Industries Ltd.	7,800	114,349

		405,240

Industrial Conglomerates – 0.3%
Alliance Global Group, Inc.	37,500	21,164
Bidvest Group Ltd. (The)	2,030	53,587
Danaher Corp.	3,036	232,588
General Electric Co.	5,900	153,282
Hutchison Whampoa Ltd.	2,000	26,105

		486,726

Machinery – 0.4%
Caterpillar, Inc.	1,200	130,884
Dover Corp.	1,400	123,018
ITT Corp.	2,400	114,864
JTEKT Corp.	4,700	74,862
Pall Corp.	266	22,442
Wabtec Corp./DE	1,550	129,208

		595,278

Marine – 0.1%
AP Moeller – Maersk A/S – Class B	19	47,732
Nippon Yusen KK	27,000	79,480

		127,212

Professional Services – 0.7%
51job, Inc. (ADR)(c)	606	20,980
Applus Services SA(c)	5,434	85,252
Bureau Veritas SA	8,322	197,842
Capita PLC	19,328	394,226
Intertek Group PLC	6,906	321,137

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Nielsen NV	1,840	$86,461
Teleperformance	310	20,130

		1,126,028

Road & Rail – 0.1%
Canadian National Railway Co.	560	40,219
Central Japan Railway Co.	600	84,128
Globaltrans Investment PLC (Sponsored GDR)(f)	4,740	43,371

		167,718

Trading Companies & Distributors – 0.1%
Brenntag AG	440	23,351
Mitsubishi Corp.	2,700	55,864

		79,215

		4,723,535

Consumer Staples – 2.1%
Beverages – 0.3%
Asahi Group Holdings Ltd.	1,100	34,716
Carlsberg A/S – Class B	650	59,428
Diageo PLC	1,620	47,807
Monster Beverage Corp.(c)	4,328	382,638

		524,589

Food & Staples Retailing – 0.7%
Costco Wholesale Corp.	1,010	122,291
CVS Caremark Corp.	6,570	521,987
Koninklijke Ahold NV	6,512	111,256
Kroger Co. (The)	3,100	158,038
Lenta Ltd. (GDR)(c)(f)	9,091	106,502
Magnit OJSC (Sponsored GDR)(f)	450	26,190
Olam International Ltd.	51,136	108,450
Tsuruha Holdings, Inc.	400	21,867

		1,176,581

Food Products – 0.2%
Danone SA	434	30,307
Keurig Green Mountain, Inc.	1,110	147,985
Mead Johnson Nutrition Co. – Class A	2,410	230,396

		408,688

Household Products – 0.1%
Henkel AG & Co. KGaA	895	85,178
Procter & Gamble Co. (The)	900	74,799

		159,977

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	1,690	129,843

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.7%
British American Tobacco PLC	5,485	$324,291
Imperial Tobacco Group PLC	2,210	96,455
Japan Tobacco, Inc.	10,100	346,062
Philip Morris International, Inc.	4,889	418,401

		1,185,209

		3,584,887

Energy – 1.9%
Energy Equipment & Services – 0.6%
Aker Solutions ASA	4,530	68,897
Baker Hughes, Inc.	700	48,398
FMC Technologies, Inc.(c)	1,650	102,036
Halliburton Co.	2,200	148,742
Helmerich & Payne, Inc.	175	18,384
Nabors Industries Ltd.	3,700	100,677
Oceaneering International, Inc.	789	54,883
Schlumberger Ltd.	3,686	404,133
Seventy Seven Energy, Inc.(c)	78	1,830

		947,980

Oil, Gas & Consumable Fuels – 1.3%
BG Group PLC	4,980	99,269
Canadian Natural Resources Ltd.	1,290	56,225
Chesapeake Energy Corp.	1,100	29,920
Chevron Corp.	1,200	155,340
China Petroleum & Chemical Corp. – Class H	57,000	57,641
Exxon Mobil Corp.	4,800	477,408
Hess Corp.	2,900	293,190
JX Holdings, Inc.	25,400	130,703
LUKOIL OAO (London) (Sponsored ADR)	850	47,184
Marathon Oil Corp.	475	19,803
Murphy Oil Corp.	1,900	118,693
Occidental Petroleum Corp.	2,500	259,325
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,728	110,227
Suncor Energy, Inc. (Toronto)	1,260	51,719
Total SA	2,480	163,651
Valero Energy Corp.	3,200	173,248

		2,243,546

		3,191,526

Materials – 0.9%
Chemicals – 0.8%
Arkema SA	1,050	78,854
BASF SE	300	30,928
CF Industries Holdings, Inc.	100	25,767
Chr Hansen Holding A/S	1,670	67,884

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Denki Kagaku Kogyo KK	13,000	$44,048
Eastman Chemical Co.	1,200	98,964
Essentra PLC	15,206	216,662
IMCD Group NV(c)	616	18,802
JSR Corp.	5,600	97,361
Koninklijke DSM NV	1,430	95,540
LyondellBasell Industries NV – Class A	1,700	194,395
Mitsubishi Gas Chemical Co., Inc.	10,000	64,737
Monsanto Co.	1,914	221,354
Potash Corp. of Saskatchewan, Inc.	1,150	40,434

		1,295,730

Construction Materials – 0.0%
Grasim Industries Ltd. (GDR)(f)	371	20,835

Metals & Mining – 0.1%
Barrick Gold Corp.	2,560	47,066
Dowa Holdings Co., Ltd.	3,000	26,905
MMC Norilsk Nickel OJSC (ADR)	2,430	47,555
Rio Tinto PLC	2,000	106,940

		228,466

Paper & Forest Products – 0.0%
Mondi PLC	3,610	62,020

		1,607,051

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	7,300	255,208
Bezeq The Israeli Telecommunication Corp., Ltd.	18,048	34,058
Hellenic Telecommunications Organization SA(c)	3,340	47,946
Nippon Telegraph & Telephone Corp.	1,900	127,624
Orange SA	10,540	159,544
Vivendi SA(c)	2,600	67,702
Ziggo NV	1,110	52,826

		744,908

Wireless Telecommunication Services – 0.3%
China Mobile Ltd.	6,000	74,514
Rogers Communications, Inc. – Class B	870	35,463
Tower Bersama Infrastructure Tbk PT	67,000	45,106
Turkcell Iletisim Hizmetleri AS(c)	8,790	51,574
Vodafone Group PLC	48,308	166,029
Vodafone Group PLC (Sponsored ADR)	2,454	84,270

		456,956

		1,201,864

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.6%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	700	$37,590
Edison International	3,000	177,420
EDP – Energias de Portugal SA	21,130	102,381
Electricite de France SA	1,730	56,242
Enel SpA	11,350	60,117
Light SA	4,300	47,255

		481,005

Gas Utilities – 0.1%
Atmos Energy Corp.	700	35,392
UGI Corp.	2,700	143,046

		178,438

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	9,425	80,434
Calpine Corp.(c)	5,900	140,243

		220,677

Multi-Utilities – 0.1%
CenterPoint Energy, Inc.	3,500	86,940

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	5,300	50,644

		1,017,704

Total Common Stocks (cost $35,322,015)		46,383,991

WARRANTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(c)	18,589	51,875

Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG, expiring 7/05/19(c)	8,869	16,960

Total Warrants (cost $41,207)		68,835

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 19.2%
Funds and Investment Trusts – 19.2%(g)
AllianceBernstein Cap Fund – Multi-Manager Alternative Strategies Fund – Class Z(c)	974,238	$9,859,290
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	551,445	4,929,917
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	1,439,734	18,039,870

Total Investment Companies (cost $30,010,631)		32,829,077

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%(g)
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(h) (cost $131,791)	131,791	131,791

Total Investments – 99.4% (cost $152,568,836)		170,133,320
Other assets less liabilities – 0.6%		1,014,743

Net Assets – 100.0%		$171,148,063

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Long Future
Purchased Contracts
Euro STOXX 50 Index Futures	1	September 2014	$42,889	$41,586	$(1,303)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	455	SEK	3,141	11/14/14	$(5,816)
Goldman Sachs Bank USA	JPY	150,090	USD	1,476	11/14/14	32,860
Standard Chartered Bank	HKD	3,487	USD	450	11/14/14	(49)
State Street Bank & Trust Co.	CAD	576	USD	524	11/14/14	(4,674)
State Street Bank & Trust Co.	CHF	356	USD	392	11/14/14	3,475
State Street Bank & Trust Co.	EUR	120	USD	160	11/14/14	2,137
State Street Bank & Trust Co.	HKD	409	USD	53	11/14/14	(6)
State Street Bank & Trust Co.	SGD	64	USD	51	11/14/14	99
State Street Bank & Trust Co.	USD	65	AUD	71	11/14/14	577
State Street Bank & Trust Co.	USD	748	CAD	822	11/14/14	7,108
State Street Bank & Trust Co.	USD	406	CHF	367	11/14/14	(5,541)

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	486	GBP	291	11/14/14	$(3,512)
State Street Bank & Trust Co.	USD	98	JPY	10,088	11/14/14	(1,156)
State Street Bank & Trust Co.	USD	283	NOK	1,774	11/14/14	2,174
State Street Bank & Trust Co.	USD	206	NZD	245	11/14/14	(2,021)
State Street Bank & Trust Co.	USD	232	SEK	1,603	11/14/14	(2,694)
State Street Bank & Trust Co.	USD	278	SGD	348	11/14/14	592
UBS AG	GBP	500	USD	839	11/14/14	9,297

						$32,850

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$900	3/04/24	2.493%	CPI	#	$(3,177)	$(500)		$(2,677)
Bank of America, NA	600	7/09/24	2.613%	CPI	#	(8,419)	– 0	–	(8,419)
Barclays Bank PLC	2,000	1/31/19	2.385%	CPI	#	(54,062)	– 0	–	(54,062)
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI	#	(58,743)	– 0	–	(58,743)
Citibank, NA	450	8/26/20	2.298%	CPI	#	(2,505)	– 0	–	(2,505)
Citibank, NA	300	5/24/23	2.533%	CPI	#	(6,639)	– 0	–	(6,639)
Goldman Sachs International	6,000	1/31/15	1.990%	CPI	#	(42,983)	– 0	–	(42,983)
Goldman Sachs International	1,400	1/31/22	2.515%	CPI	#	(46,981)	– 0	–	(46,981)
Morgan Stanley Capital Services LLC	250	4/16/23	2.690%	CPI	#	(9,816)	– 0	–	(9,816)

						$(233,325)	$(500)		$(232,825)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Balanced Wealth—Portfolio of Investments

changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $248,183 or 0.1% of net assets.

(g)	To obtain a copy of the AllianceBernstein Pooling Portfolios’ financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2014, the Strategy held 53.3% of its total investments in municipal bonds. Of the total investments in municipal bonds, 12.7% is insured (15.3% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GDR – Global Depositary Receipt

GO – General Obligation

NATL – National Interstate Corporation

NVDR – Non Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

PUD – Public Utility District

REG – Registered Shares

See notes to financial statements.

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TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 68.2%
Long-Term Municipal Bonds – 68.2%
Alabama – 1.1%
Alabama Public School & College Authority Series 2007 5.00%, 12/01/15	$575	$609,057

Alaska – 1.4%
Anchorage AK GO Series 2012B 5.00%, 8/01/15	775	809,325

Arizona – 1.4%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24	675	801,205

California – 0.6%
California GO Series 2012 5.00%, 9/01/20	270	325,504

Colorado – 4.6%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	500	583,980
Series 2011B 4.00%, 11/15/14	500	503,825
Denver CO City & Cnty Wtr Commr Series 2012B 5.00%, 12/15/15	800	849,400
Denver CO Urban Renewal Auth (Stapleton) Series 2013A 5.00%, 12/01/16-12/01/21	415	460,938
Northern Colorado Water Conservancy District AMBAC Series 2007J 5.00%, 12/01/14	230	232,647

		2,630,790

Connecticut – 0.1%
Connecticut GO Series 2014A 5.00%, 3/01/30	70	82,439

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	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.5%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/16	$275	$300,812

Florida – 7.1%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/24	205	240,461
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	110	129,922
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/19	1,140	1,346,500
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/15	375	389,715
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2008B 5.25%, 7/01/16-7/01/17	910	1,007,903
Florida GO Series 2012B 5.00%, 7/01/17	550	618,178
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 3.00%, 11/15/15	200	206,058
Orlando & Orange Cnty Expwy Auth FL Series 2013B 5.00%, 7/01/22	155	188,148

		4,126,885

Georgia – 4.0%
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009B 5.25%, 3/15/24	305	344,339
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	190	210,647
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	385	416,636

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	Principal Amount (000)	U.S. $ Value

Municipal Electric Authority of Georgia Series 2012B 5.00%, 1/01/18	$555	$631,129
State of Georgia Series 2012A 5.00%, 7/01/16	265	287,700
Series 2014A 5.00%, 2/01/17	400	443,952

		2,334,403

Illinois – 2.7%
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 12/15/15	300	318,405
State of Illinois Series 2012 5.00%, 8/01/15-8/01/23	335	359,049
Series 2014 5.00%, 5/01/22-5/01/28	160	174,906
State of Illinois Unemployment Compensation Trust Fund Series 2012A 5.00%, 6/15/16	385	416,963
Series 2012B 5.00%, 6/15/19	255	264,335

		1,533,658

Indiana – 1.0%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	75	81,038
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	175,286
Indiana Finance Auth (Indiana SRF) Series 2012B 5.00%, 2/01/27	275	322,217

		578,541

Kentucky – 0.9%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) Series 2014A 5.00%, 9/01/25	440	531,533

Louisiana – 0.8%
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	450	473,535

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	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.6%
Commonwealth of Massachusetts AGM Series 2006C 2.952%, 11/01/19(a)	$300	$316,017
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008E-2 5.00%, 7/01/16	540	583,470

		899,487

Michigan – 2.4%
City of Detroit MI Sewage Disposal System Revenue AGM 0.757%, 7/01/32(b)	410	333,785
Michigan Fin Auth (Michigan Unemployment) Series 2012B 5.00%, 7/01/20	915	1,080,341

		1,414,126

Missouri – 2.2%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	375	408,371
Springfield Public Utilities Board Series 2012 5.00%, 12/01/14	850	859,367

		1,267,738

Nevada – 2.7%
County of Clark Department of Aviation (McCarran Intl Airport) Series 2013C-1 2.50%, 7/01/15	190	193,506
Nevada Hwy Motor Veh Fuel Tax Series 2012 5.00%, 12/01/16	325	357,636
Nevada Unemployment Series 2013 5.00%, 12/01/16	685	756,055
State of Nevada Series 2008C 5.00%, 6/01/15	260	269,383

		1,576,580

New Jersey – 1.1%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	330	355,123

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	Principal Amount (000)	U.S. $ Value

New Jersey EDA (New Jersey Lease Trnsp Pj) Series 2008A 5.00%, 5/01/17	$250	$274,365

		629,488

New York – 9.1%
Metropolitan Transportation Authority Series 2012D 4.00%, 11/15/15	625	653,381
Series 2012F 5.00%, 11/15/23-11/15/26	475	560,824
New York NY GO Series 2008C 5.25%, 8/01/17	160	181,219
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	150	162,764
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/18	1,000	1,149,320
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	270	309,806
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.00%, 4/01/16	280	300,894
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	385	428,925
Series 2013A 5.00%, 2/15/20	355	422,209
Series 2014A 5.00%, 2/15/28	190	225,351
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	165	192,180
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/16	480	514,426

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	Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 20131 5.00%, 12/01/28	$120	$138,194

		5,239,493

North Carolina – 0.5%
State of North Carolina Series 2013E 5.00%, 5/01/16	240	258,811

Ohio – 2.7%
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/16	490	518,405
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	285	329,665
Ohio GO Series 2009C 5.00%, 8/01/16	680	740,629

		1,588,699

Pennsylvania – 3.2%
Pennsylvania IDA (Pennsylvania IDA Econ Dev) Series 2012 5.00%, 7/01/15	655	680,565
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	911,880
Pittsburgh PA GO Series 2008A-1 5.00%, 9/01/14	285	285,000

		1,877,445

Rhode Island – 1.2%
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/18	600	685,236

Texas – 8.0%
City of Houston TX Utility System Revenue Series 2014C 5.00%, 5/15/28	160	191,206
City Public Service Board of San Antonio TX Series 2012B 2.00%, 12/01/27	635	647,802

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	Principal Amount (000)	U.S. $ Value

Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/15	$1,010	$1,066,186
Denton Independent School District Series 2012A 2.125%, 8/01/42	180	182,846
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc./The) Series 2007 5.50%, 8/01/22	460	539,709
San Antonio TX Util Drainage Sys Series 2013 5.00%, 2/01/27	135	159,438
San Antonio TX Wtr NATL Series 2007 5.50%, 5/15/16	680	739,207
Spring TX ISD GO Series 2011 5.00%, 8/15/24	600	703,758
Tarrant TX Regional WTR Dist Series 2012A 5.00%, 3/01/15	385	394,290

		4,624,442

Virginia – 1.7%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	580	646,694
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2013 5.00%, 3/15/16	310	332,531

		979,225

Washington – 4.1%
City of Seattle WA Series 2014 5.00%, 5/01/16	335	361,200
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19	620	732,034
King Cnty WA GO Series 2012 5.00%, 6/01/15	550	569,888
State of Washington Series 2011R 5.00%, 7/01/17	650	730,184

		2,393,306

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	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.5%
State of Wisconsin Series 20143 5.00%, 11/01/21(c)	$190	$231,230
Series 2014B 5.00%, 5/01/16	575	619,470

		850,700

Total Municipal Obligations (cost $38,107,689)		39,422,463

	Shares
COMMON STOCKS – 18.1%
Financials – 3.7%
Banks – 1.2%
Axis Bank Ltd.	1,670	10,930
Banco do Brasil SA	900	14,068
Bank Hapoalim BM	2,250	12,751
Bank Mandiri Persero Tbk PT	10,500	9,369
Bank of America Corp.	5,250	84,472
Bank of Montreal	140	10,772
Bank of Nova Scotia (The)	160	10,601
Citigroup, Inc.	1,400	72,310
Comerica, Inc.	175	8,810
Credit Agricole SA	659	9,780
Danske Bank A/S	840	23,652
Fifth Third Bancorp	350	7,142
Grupo Financiero Banorte SAB de CV – Class O	2,170	15,298
HDFC Bank Ltd.	1,310	18,227
Itausa – Investimentos Itau SA (Preference Shares)	2,500	12,173
JPMorgan Chase & Co.	750	44,588
Kasikornbank PCL (NVDR)	1,800	12,679
KBC Groep NV(d)	370	21,096
Lloyds Banking Group PLC(d)	27,300	34,606
Mitsubishi UFJ Financial Group, Inc.	3,900	22,478
Regions Financial Corp.	375	3,806
Sberbank of Russia (Sponsored ADR)	2,514	20,489
Shinhan Financial Group Co., Ltd.	260	13,469
Societe Generale SA	599	30,382
State Bank of India	310	12,610
Sumitomo Mitsui Financial Group, Inc.	400	16,180
Toronto-Dominion Bank (The)	380	20,008
UniCredit SpA	4,730	36,683
Wells Fargo & Co.	1,500	77,160

		686,589

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Company	Shares	U.S. $ Value

Capital Markets – 0.4%
Affiliated Managers Group, Inc.(d)	185	$39,063
Bank of New York Mellon Corp. (The)	450	17,631
BlackRock, Inc. – Class A	133	43,960
Daiwa Securities Group, Inc.	3,000	24,438
Deutsche Bank AG (REG)	631	21,634
State Street Corp.	100	7,203
UBS AG (REG)(d)	3,478	62,419

		216,348

Consumer Finance – 0.3%
Capital One Financial Corp.	800	65,648
Discover Financial Services	675	42,100
Muthoot Finance Ltd.	4,250	13,716
Shriram Transport Finance Co., Ltd.	1,930	28,981
SLM Corp.	2,600	23,036

		173,481

Diversified Financial Services – 0.3%
Berkshire Hathaway, Inc. – Class B(d)	200	27,450
Cerved Information Solutions SpA(d)	3,728	23,317
Friends Life Group Ltd.	2,210	11,267
IG Group Holdings PLC	1,483	14,967
ING Groep NV(d)	1,120	15,414
Intercontinental Exchange, Inc.	197	37,233
ORIX Corp.	2,700	40,830
Voya Financial, Inc.	850	33,227

		203,705

Insurance – 1.1%
Admiral Group PLC	2,042	45,314
AIA Group Ltd.	13,800	75,254
Allstate Corp. (The)	550	33,819
American Financial Group, Inc./OH	550	32,984
American International Group, Inc.	1,000	56,060
Aon PLC	450	39,222
Assurant, Inc.	450	30,038
Aviva PLC	1,390	12,030
BB Seguridade Participacoes SA	2,700	43,108
Chubb Corp. (The)	350	32,183
Lancashire Holdings Ltd.	2,835	29,486
Lincoln National Corp.	1,000	55,040
Muenchener Rueckversicherungs AG	115	23,089
PartnerRe Ltd.	300	33,507
Prudential PLC	2,470	59,539
Suncorp Group Ltd.	820	11,059
Travelers Cos., Inc. (The)	275	26,045
Unum Group	125	4,534

		642,311

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Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.3%
Ayala Land, Inc.	21,600	$16,364
China Overseas Land & Investment Ltd.	2,000	5,622
Country Garden Holdings Co., Ltd.	33,000	14,546
Daito Trust Construction Co., Ltd.	400	49,516
Global Logistic Properties Ltd.	24,000	54,755
Lend Lease Group	1,510	20,191

		160,994

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	2,830	50,115

		2,133,543

Consumer Discretionary – 3.3%
Auto Components – 0.3%
Cie Generale des Etablissements Michelin – Class B	272	30,090
Lear Corp.	345	34,890
Magna International, Inc. (Toronto) – Class A	80	9,070
Plastic Omnium SA	380	10,033
TRW Automotive Holdings Corp.(d)	375	36,109
Valeo SA	340	41,105

		161,297

Automobiles – 0.3%
Ford Motor Co.	2,500	43,525
Great Wall Motor Co., Ltd. – Class H	4,000	16,960
Honda Motor Co., Ltd.	900	30,552
Hyundai Motor Co.	50	11,494
Tata Motors Ltd.	2,030	17,586
Tata Motors Ltd. – Class A	1,420	8,880
Toyota Motor Corp.	600	34,235
Volkswagen AG (Preference Shares)	78	17,580

		180,812

Distributors – 0.0%
Inchcape PLC	550	6,171

Diversified Consumer Services – 0.1%
Estacio Participacoes SA	3,400	45,156
Kroton Educacional SA	1,500	44,930

		90,086

Hotels, Restaurants & Leisure – 0.4%
Ajisen China Holdings Ltd.	11,000	9,109
Galaxy Entertainment Group Ltd.	3,000	22,569
Melco Crown Entertainment Ltd. (ADR)	490	13,896
Melco International Development Ltd.	12,000	32,102
Merlin Entertainments PLC(e)	2,230	12,754

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Company	Shares	U.S. $ Value

Sands China Ltd.	2,400	$15,625
Sodexo	320	31,563
Starbucks Corp.	676	52,599
William Hill PLC	1,854	10,782
Yum! Brands, Inc.	135	9,778

		210,777

Household Durables – 0.0%
PulteGroup, Inc.	1,350	25,947

Internet & Catalog Retail – 0.2%
Just Eat PLC(d)	2,608	11,344
Priceline Group, Inc. (The)(d)	71	88,346
Vipshop Holdings Ltd. (ADR)(d)	78	15,337

		115,027

Leisure Products – 0.1%
Polaris Industries, Inc.	354	51,464

Media – 0.7%
Comcast Corp. – Class A	1,907	104,370
Discovery Communications, Inc. – Class A(d)	286	12,504
Gannett Co., Inc.	700	23,632
Liberty Global PLC – Class A(d)	193	8,428
Liberty Global PLC – Series C(d)	1,111	46,584
Naspers Ltd. – Class N	560	71,429
Twenty-First Century Fox, Inc. – Class A	950	33,649
Walt Disney Co. (The)	946	85,027

		385,623

Multiline Retail – 0.2%
B&M European Value Retail SA(d)	4,750	21,922
Dillard’s, Inc. – Class A	50	5,716
Dollar General Corp.(d)	500	31,995
Macy’s, Inc.	600	37,374
Matahari Department Store Tbk PT	3,500	4,869

		101,876

Specialty Retail – 0.6%
Foot Locker, Inc.	650	36,472
GameStop Corp. – Class A	775	32,705
Home Depot, Inc. (The)	866	80,971
Kingfisher PLC	1,720	8,683
L’Occitane International SA	2,750	6,541
Mr. Price Group Ltd.	510	9,800
O’Reilly Automotive, Inc.(d)	179	27,920
Office Depot, Inc.(d)	6,100	31,232
Shimamura Co., Ltd.	100	9,015
Sports Direct International PLC(d)	3,129	37,706
TJX Cos., Inc. (The)	300	17,883

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Company	Shares	U.S. $ Value

Ulta Salon Cosmetics & Fragrance, Inc.(d)	417	$40,578
Yamada Denki Co., Ltd.	4,800	15,421
Zhongsheng Group Holdings Ltd.	3,500	3,878

		358,805

Textiles, Apparel & Luxury Goods – 0.4%
Cie Financiere Richemont SA	399	38,116
Eclat Textile Co., Ltd.	1,040	8,706
Global Brands Group Holding Ltd.(d)	28,000	6,431
Hugo Boss AG	144	20,206
Kering	40	8,480
Li & Fung Ltd.	30,000	37,262
Michael Kors Holdings Ltd.(d)	338	27,081
NIKE, Inc. – Class B	724	56,870
Ralph Lauren Corp.	73	12,352
Samsonite International SA	3,000	10,355
Titan Co., Ltd.	530	3,186

		229,045

		1,916,930

Information Technology – 2.8%
Communications Equipment – 0.2%
Brocade Communications Systems, Inc.	2,400	25,320
Cisco Systems, Inc.	250	6,248
F5 Networks, Inc.(d)	217	26,949
Harris Corp.	350	24,986

		83,503

Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp. – Class A	521	53,668
Arrow Electronics, Inc.(d)	475	29,569

		83,237

Internet Software & Services – 0.5%
Baidu, Inc. (Sponsored ADR)(d)	246	52,772
Facebook, Inc. – Class A(d)	723	54,095
Google, Inc. – Class A(d)	138	80,366
Google, Inc. – Class C(d)	157	89,741
Telecity Group PLC	2,220	27,338

		304,312

IT Services – 0.4%
Booz Allen Hamilton Holding Corp.	475	10,535
Cognizant Technology Solutions Corp. – Class A(d)	535	24,466
Fujitsu Ltd.	2,000	13,736
HCL Technologies Ltd.	250	6,737
Tata Consultancy Services Ltd.	270	11,206
Visa, Inc. – Class A	550	116,886
Xerox Corp.	3,700	51,097

		234,663

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Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.6%
Advanced Semiconductor Engineering, Inc.	14,000	$17,602
Applied Materials, Inc.	1,250	28,881
Intel Corp.	1,800	62,856
Lam Research Corp.	125	8,989
Linear Technology Corp.	1,326	59,816
Micron Technology, Inc.(d)	1,000	32,600
Novatek Microelectronics Corp.	3,000	15,403
NXP Semiconductor NV(d)	465	31,862
Samsung Electronics Co., Ltd.	19	23,134
Sumco Corp.	1,700	14,690
Taiwan Semiconductor Manufacturing Co., Ltd.	3,000	12,538
Tokyo Electron Ltd.	200	14,014

		322,385

Software – 0.4%
ANSYS, Inc.(d)	620	50,406
Aspen Technology, Inc.(d)	286	11,751
Dassault Systemes	84	5,567
Electronic Arts, Inc.(d)	1,050	39,732
FireEye, Inc.(d)	420	13,079
Microsoft Corp.	1,500	68,145
NetSuite, Inc.(d)	209	18,317
ServiceNow, Inc.(d)	307	18,767

		225,764

Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	1,851	189,728
Asustek Computer, Inc.	2,000	20,929
Casetek Holdings Ltd.	2,000	12,122
Catcher Technology Co., Ltd.	4,000	40,574
Hewlett-Packard Co.	2,000	76,000

		339,353

		1,593,217

Health Care – 2.2%
Biotechnology – 0.7%
Actelion Ltd. (REG)(d)	290	35,607
Biogen Idec, Inc.(d)	335	114,918
Gilead Sciences, Inc.(d)	1,689	181,703
Grifols SA (ADR)	110	4,416
Quintiles Transnational Holdings, Inc.(d)	927	52,023

		388,667

Health Care Equipment & Supplies – 0.1%
Intuitive Surgical, Inc.(d)	108	50,761
Medtronic, Inc.	750	47,888

		98,649

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Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.3%
Aetna, Inc.	500	$41,065
Catamaran Corp.(d)	170	8,010
McKesson Corp.	134	26,134
UnitedHealth Group, Inc.	600	52,008
WellPoint, Inc.	375	43,691

		170,908

Life Sciences Tools & Services – 0.1%
Eurofins Scientific SE	136	38,650
Mettler-Toledo International, Inc.(d)	80	21,638

		60,288

Pharmaceuticals – 1.0%
Allergan, Inc./United States	725	118,668
Astellas Pharma, Inc.	1,700	24,514
GlaxoSmithKline PLC	1,890	46,191
Johnson & Johnson	850	88,170
Lupin Ltd.	130	2,766
Merck & Co., Inc.	650	39,072
Novartis AG	400	35,939
Novo Nordisk A/S – Class B	469	21,511
Pfizer, Inc.	3,750	110,212
Richter Gedeon Nyrt	680	10,934
Roche Holding AG	160	46,729
Sun Pharmaceutical Industries Ltd.	2,320	32,648

		577,354

		1,295,866

Industrials – 1.9%
Aerospace & Defense – 0.3%
Airbus Group NV	860	52,918
Boeing Co. (The)	423	53,636
MTU Aero Engines AG	140	12,243
Northrop Grumman Corp.	175	22,264
Precision Castparts Corp.	103	25,138
Safran SA	460	30,162
Zodiac Aerospace	105	3,427

		199,788

Airlines – 0.2%
Copa Holdings SA – Class A	364	44,765
Delta Air Lines, Inc.	575	22,759
Qantas Airways Ltd.(d)	10,250	14,091
Turk Hava Yollari(d)	2,445	7,751

		89,366

Building Products – 0.0%
Asahi Glass Co., Ltd.	1,000	5,419

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	2,997	$55,820
Edenred	1,028	30,496

		86,316

Construction & Engineering – 0.0%
Larsen & Toubro Ltd.	190	4,811
URS Corp.	225	13,631

		18,442

Electrical Equipment – 0.2%
Amara Raja Batteries Ltd.	810	7,375
AMETEK, Inc.	1,081	57,228
Sumitomo Electric Industries Ltd.	1,800	26,388

		90,991

Industrial Conglomerates – 0.2%
Alliance Global Group, Inc.	9,300	5,249
Bidvest Group Ltd. (The)	470	12,407
Danaher Corp.	653	50,026
General Electric Co.	2,200	57,156
Hutchison Whampoa Ltd.	1,000	13,053

		137,891

Machinery – 0.2%
Caterpillar, Inc.	250	27,268
Dover Corp.	350	30,754
ITT Corp.	500	23,930
JTEKT Corp.	1,100	17,521
Pall Corp.	77	6,496
Wabtec Corp./DE	347	28,926

		134,895

Marine – 0.1%
AP Moeller - Maersk A/S – Class B	4	10,049
Nippon Yusen KK	6,000	17,662

		27,711

Professional Services – 0.4%
Applus Services SA(d)	1,215	19,061
Bureau Veritas SA	1,920	45,645
Capita PLC	4,518	92,152
Intertek Group PLC	1,600	74,402
Nielsen NV	409	19,219
Teleperformance	80	5,195

		255,674

Road & Rail – 0.1%
Canadian National Railway Co.	130	9,337
Central Japan Railway Co.	100	14,021
Globaltrans Investment PLC (Sponsored GDR)(e)	1,110	10,156

		33,514

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.0%
Brenntag AG	100	$5,307
Mitsubishi Corp.	700	14,483

		19,790

		1,099,797

Consumer Staples – 1.4%
Beverages – 0.2%
Asahi Group Holdings Ltd.	200	6,312
Carlsberg A/S – Class B	150	13,714
Diageo PLC	370	10,919
Monster Beverage Corp.(d)	886	78,331

		109,276

Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	221	26,759
CVS Caremark Corp.	1,438	114,248
Koninklijke Ahold NV	1,700	29,044
Kroger Co. (The)	700	35,686
Lenta Ltd. (GDR)(d)(e)	2,113	24,829
Magnit OJSC (Sponsored GDR)(e)	100	5,820
Olam International Ltd.	11,636	24,678
Tsuruha Holdings, Inc.	100	5,467

		266,531

Food Products – 0.1%
Danone SA	113	7,891
Keurig Green Mountain, Inc.	241	32,130
Mead Johnson Nutrition Co. – Class A	522	49,903

		89,924

Household Products – 0.1%
Henkel AG & Co. KGaA	215	20,462
Procter & Gamble Co. (The)	200	16,622

		37,084

Personal Products – 0.0%
Estee Lauder Cos., Inc. (The) – Class A	368	28,274

Tobacco – 0.5%
British American Tobacco PLC	1,280	75,678
Imperial Tobacco Group PLC	514	22,433
Japan Tobacco, Inc.	2,400	82,233
Philip Morris International, Inc.	1,062	90,886

		271,230

		802,319

Energy – 1.3%
Energy Equipment & Services – 0.3%
Aker Solutions ASA	920	13,992
FMC Technologies, Inc.(d)	399	24,674

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Halliburton Co.	500	$33,805
Nabors Industries Ltd.	300	8,163
Oceaneering International, Inc.	179	12,451
Schlumberger Ltd.	784	85,958
Seventy Seven Energy, Inc.(d)	17	399

		179,442

Oil, Gas & Consumable Fuels – 1.0%
BG Group PLC	1,140	22,724
Canadian Natural Resources Ltd.	290	12,640
Chesapeake Energy Corp.	250	6,800
Chevron Corp.	650	84,142
China Petroleum & Chemical Corp. – Class H	14,200	14,360
Exxon Mobil Corp.	950	94,487
Hess Corp.	650	65,715
JX Holdings, Inc.	6,000	30,875
LUKOIL OAO (London) (Sponsored ADR)	210	11,657
Murphy Oil Corp.	400	24,988
Occidental Petroleum Corp.	550	57,052
Phillips 66	300	26,106
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	640	25,860
Suncor Energy, Inc. (Toronto)	310	12,724
Total SA	580	38,273
Valero Energy Corp.	850	46,019

		574,422

		753,864

Materials – 0.6%
Chemicals – 0.5%
Arkema SA	240	18,024
BASF SE	80	8,248
CF Industries Holdings, Inc.	21	5,411
Chr Hansen Holding A/S	388	15,772
Denki Kagaku Kogyo KK	3,000	10,165
Eastman Chemical Co.	275	22,679
Essentra PLC	3,530	50,297
IMCD Group NV(d)	148	4,517
JSR Corp.	1,600	27,817
Koninklijke DSM NV	323	21,580
LyondellBasell Industries NV – Class A	325	37,164
Mitsubishi Gas Chemical Co., Inc.	2,000	12,948
Monsanto Co.	419	48,457
Potash Corp. of Saskatchewan, Inc.	265	9,317

		292,396

Construction Materials – 0.0%
Grasim Industries Ltd. (GDR)(e)	98	5,504

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.1%
Barrick Gold Corp.	590	$10,847
Dowa Holdings Co., Ltd.	1,000	8,968
MMC Norilsk Nickel OJSC (ADR)	560	10,959
Rio Tinto PLC	480	25,666

		56,440

Paper & Forest Products – 0.0%
Mondi PLC	842	14,466

		368,806

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	1,100	38,456
Bezeq The Israeli Telecommunication Corp., Ltd.	4,284	8,084
Hellenic Telecommunications Organization SA(d)	760	10,910
Nippon Telegraph & Telephone Corp.	500	33,585
Orange SA	2,390	36,178
Vivendi SA(d)	656	17,082
Ziggo NV	300	14,277

		158,572

Wireless Telecommunication Services – 0.2%
China Mobile Ltd.	1,500	18,628
Rogers Communications, Inc. – Class B	210	8,560
Tower Bersama Infrastructure Tbk PT	17,000	11,445
Turkcell Iletisim Hizmetleri AS(d)	2,060	12,087
Vodafone Group PLC	11,260	38,699
Vodafone Group PLC (Sponsored ADR)	650	22,321

		111,740

		270,312

Utilities – 0.4%
Electric Utilities – 0.2%
Edison International	700	41,398
EDP – Energias de Portugal SA	4,800	23,257
Electricite de France SA	400	13,004
Enel SpA	2,660	14,089
Light SA	1,100	12,089

		103,837

Gas Utilities – 0.1%
Atmos Energy Corp.	425	21,488
UGI Corp.	650	34,437

		55,925

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	2,197	$18,749
Calpine Corp.(d)	1,200	28,524

		47,273

Multi-Utilities – 0.0%
CenterPoint Energy, Inc.	650	16,146

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	1,200	11,467

		234,648

Total Common Stocks (cost $7,760,019)		10,469,302

WARRANTS – 0.0%
Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG, expiring 7/05/19(d)	2,440	4,666

Financials – 0.0%
Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp., Merrill Lynch International, expiring 8/19/15(d)	140	2,485

Total Warrants (cost $5,609)		7,151

INVESTMENT COMPANIES – 14.0%
Funds and Investment Trusts – 14.0%(f)
AllianceBernstein Cap Fund – Multi-Manager Alternative Strategies Fund – Class Z(d)	229,031	2,317,794
AllianceBernstein Pooling Portfolio-Multi-Asset Real Return Portfolio	64,833	579,608
AllianceBernstein Pooling Portfolio-Volatility Management Portfolio	416,361	5,217,000

Total Investment Companies (cost $7,193,291)		8,114,402

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%(f)
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(g) (cost $71,264)	71,264	71,264

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	U.S. $ Value

Total Investments – 100.4% (cost $53,137,872)	$58,084,582
Other assets less liabilities – (0.4)%	(225,568)

Net Assets – 100.0%	$57,859,014

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	AUD	7	USD	6	11/14/14	$(25)
State Street Bank & Trust Co.	CAD	125	USD	114	11/14/14	(1,038)
State Street Bank & Trust Co.	CHF	67	USD	74	11/14/14	641
State Street Bank & Trust Co.	EUR	45	USD	60	11/14/14	873
State Street Bank & Trust Co.	GBP	118	USD	198	11/14/14	2,195
State Street Bank & Trust Co.	HKD	862	USD	111	11/14/14	(12)
State Street Bank & Trust Co.	JPY	34,388	USD	338	11/14/14	6,943
State Street Bank & Trust Co.	SGD	8	USD	6	11/14/14	12
State Street Bank & Trust Co.	USD	16	AUD	17	11/14/14	138
State Street Bank & Trust Co.	USD	166	CAD	182	11/14/14	1,574
State Street Bank & Trust Co.	USD	88	CHF	80	11/14/14	(1,193)
State Street Bank & Trust Co.	USD	20	EUR	15	11/14/14	(376)
State Street Bank & Trust Co.	USD	110	GBP	66	11/14/14	(841)
State Street Bank & Trust Co.	USD	18	JPY	1,827	11/14/14	(209)
State Street Bank & Trust Co.	USD	73	NOK	459	11/14/14	562
State Street Bank & Trust Co.	USD	49	NZD	59	11/14/14	(487)
State Street Bank & Trust Co.	USD	164	SEK	1,134	11/14/14	(1,905)
State Street Bank & Trust Co.	USD	25	SGD	31	11/14/14	(230)
State Street Bank & Trust Co.	USD	33	SGD	41	11/14/14	70

						$6,692

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$250	7/09/24	2.613%	CPI#	$(3,508)
Barclays Bank PLC	3,000	8/11/15	2.030%	CPI#	(136,916)
Barclays Bank PLC	500	7/19/17	2.038%	CPI#	3,266
Barclays Bank PLC	300	10/05/22	2.765%	CPI#	(14,856)
Citibank, NA	250	8/26/20	2.298%	CPI#	(1,392)
JPMorgan Chase Bank, NA	200	3/04/24	2.493	CPI#	(706)
Morgan Stanley Capital Services LLC	1,500	10/31/18	1.960%	CPI#	(41,020)
Morgan Stanley Capital Services LLC	150	4/16/23	2.690%	CPI#	(5,890)

					$(201,022)

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of August 31, 2014.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2014.

(c)	When-Issued or delayed delivery security.

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate market value of these securities amounted to $59,063 or 0.1% of net assets.

(f)	To obtain a copy of the AllianceBernstein Pooling Portfolios’ financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2014, the Strategy held 67.9% of its total investments in municipal bonds. Of the total investments in municipal bonds, 9.6% is insured (0.0% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
DOT	– Department of Transportation
EDA	– Economic Development Agency
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
NATL	– National Interstate Corporation
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares
SRF	– State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2014

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $405,626,675, $122,426,414 and $45,873,317, respectively)	$529,843,435		$137,172,452		$49,898,916
Affiliated issuers (cost $199,449,312, $30,142,422 and $7,264,555, respectively)	218,092,999		32,960,868		8,185,666
Cash	– 0	–	116,919		1,462
Due from broker(a)	38,552		3,724		– 0	–
Foreign currencies, at value (cost $1,034,945, $61,077 and $18,482, respectively)	1,031,599		60,814		18,466
Receivable for investment securities sold and foreign currency transactions	3,427,201		486,727		80,065
Dividends and interest receivable	1,194,204		1,162,718		461,316
Receivable for shares of beneficial interest sold	1,091,162		143,111		32
Unrealized appreciation of forward currency exchange contracts	645,615		58,319		13,008
Receivable for variation margin on futures	– 0	–	44		– 0	–
Receivable due from Adviser	– 0	–	– 0	–	4,476
Unrealized appreciation on inflation swaps	– 0	–	– 0	–	3,266

Total assets	755,364,767		172,165,696		58,666,673

Liabilities
Payable for investment securities purchased and foreign currency transactions	6,757,680		336,720		394,018
Payable for shares of beneficial interest redeemed	931,047		148,991		45,757
Advisory fee payable	355,912		70,973		– 0	–
Unrealized depreciation of forward currency exchange contracts	305,364		25,469		6,316
Audit and tax fee payable	55,982		64,027		64,026
Distribution fee payable	26,466		54,315		22,873
Transfer Agent fee payable	18,891		12,942		4,813
Payable for variation margin on futures	1,890		– 0	–	– 0	–
Unrealized depreciation on inflation swaps	– 0	–	232,825		204,288
Upfront premium received on inflation swaps	– 0	–	500		– 0	–
Accrued expenses and other liabilities	80,324		70,871		65,568

Total liabilities	8,533,556		1,017,633		807,659

Net Assets	$746,831,211		$171,148,063		$57,859,014

See notes to financial statements.

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Composition of Net Assets
Shares of beneficial interest, at par	$451	$121	$48
Additional paid-in capital	604,279,152	147,992,324	50,960,018
Undistributed net investment income	4,242,580	606,606	139,519
Accumulated net realized gain (loss) on investment and foreign currency transactions	(4,878,408)	5,187,911	2,007,388
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	143,187,436	17,361,101	4,752,041

Net Assets	$746,831,211	$171,148,063	$57,859,014

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$39,534,732	2,395,078	$16.51	*

Class B	$1,836,726	113,128	$16.24

Class C	$17,963,910	1,106,610	$16.23

Advisor Class	$687,495,843	41,467,250	$16.58

Tax-Managed Balanced Wealth Strategy

Class A	$95,133,022	6,731,213	$14.13	*

Class B	$4,630,917	327,327	$14.15

Class C	$31,134,698	2,197,308	$14.17

Advisor Class	$40,249,426	2,841,729	$14.16

Tax-Managed Conservative Wealth Strategy

Class A	$36,604,635	3,076,292	$11.90	*

Class B	$1,298,403	106,236	$12.22

Class C	$14,681,735	1,201,459	$12.22

Advisor Class	$5,274,241	441,720	$11.94

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $17.24, $14.76 and $12.43, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2014

	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $441,168, $42,956 and $10,803, respectively)	$12,671,843	$1,234,623	$286,165
Affiliated issuers	9,142,797	1,638,044	425,701
Interest	2,792	2,419,307	930,356

Total income	21,817,432	5,291,974	1,642,222

Expenses
Advisory fee (see Note B)	4,584,859	908,073	342,389
Distribution fee – Class A	111,452	281,864	117,249
Distribution fee – Class B	23,304	59,078	19,313
Distribution fee – Class C	171,021	312,049	150,805
Transfer agency – Class A	8,798	76,193	35,133
Transfer agency – Class B	1,032	5,722	2,108
Transfer agency – Class C	4,650	26,432	14,205
Transfer agency – Advisor Class	153,739	27,284	5,488
Custodian	243,028	166,879	145,887
Audit and tax	61,050	70,163	69,273
Trustees’ fees	58,780	58,764	58,799
Printing	43,965	43,782	21,174
Legal	37,162	38,808	38,837
Registration fees	26,678	34,048	44,273
Miscellaneous	31,576	28,546	29,837

Total expenses	5,561,094	2,137,685	1,094,770
Less: expenses waived and reimbursed by the Adviser (see Note B)	(49,518)	(8,357)	(251,037)

Net expenses	5,511,576	2,129,328	843,733

Net investment income	16,305,856	3,162,646	798,489

See notes to financial statements.

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$69,511,559		$7,586,759	$1,954,589
Investment transactions in Underlying Portfolios	6,417,505		1,372,928	286,899
Futures	113,819		11,132	– 0	–
Foreign currency transactions	(874,721)		(87,605)	(19,037)
Net capital gain distributions received from Underlying Portfolios	4,057,425		726,513	188,649
Net change in unrealized appreciation/depreciation of:
Investments(b)	41,075,940		5,445,786	1,494,852
Futures	3,604		(1,837)	– 0	–
Swaps	– 0	–	(11,585)	1,006
Foreign currency denominated assets and liabilities	352,034		32,154	7,029

Net gain on investment and foreign currency transactions	120,657,165		15,074,245	3,913,987

Net Increase in Net Assets from Operations	$136,963,021		$18,236,891	$4,712,476

(a)	Net of foreign capital gains taxes of $1,269, $224 and $37, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $16,805, $1,416 and $288, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed Wealth Appreciation Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$16,305,856	$6,620,921
Net realized gain on investment and foreign currency transactions	75,168,162	34,910,419
Net capital gain distributions received from Underlying Portfolios	4,057,425	– 0	–
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	41,431,578	62,430,620

Net increase in net assets from operations	136,963,021	103,961,960
Dividends to Shareholders from
Net investment income
Class A	(746,693)	(194,803)
Class B	(29,793)	– 0	–
Class C	(227,250)	– 0	–
Advisor Class	(14,774,092)	(5,011,098)
Transactions in Shares of Beneficial Interest
Net decrease	(11,669,983)	(70,389,043)

Total increase	109,515,210	28,367,016
Net Assets
Beginning of period	637,316,001	608,948,985

End of period (including undistributed net investment income of $4,242,580 and $4,448,202, respectively)	$746,831,211	$637,316,001

See notes to financial statements.

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

Tax-Managed Balanced Wealth Strategy
Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$3,162,646	$1,913,567
Net realized gain on investment and foreign currency transactions	8,883,214	5,822,442
Net capital gain distributions received from Underlying Portfolios	726,513	– 0	–
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,464,518	1,742,299

Net increase in net assets from operations	18,236,891	9,478,308
Dividends to Shareholders from
Net investment income
Class A	(1,754,690)	(1,145,905)
Class B	(76,501)	(39,632)
Class C	(418,085)	(155,989)
Advisor Class	(678,234)	(375,343)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,096,295	(20,710,334)

Total increase (decrease)	16,405,676	(12,948,895)
Net Assets
Beginning of period	154,742,387	167,691,282

End of period (including undistributed net investment income of $606,606 and $408,878, respectively)	$171,148,063	$154,742,387

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Statement of Changes in Net Assets

	Tax-Managed Conservative Wealth Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$798,489	$463,108
Net realized gain on investment and foreign currency transactions	2,222,451	1,674,425
Net capital gain distributions received from Underlying Portfolios	188,649	– 0	–
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,502,887	93,796

Net increase in net assets from operations	4,712,476	2,231,329
Dividends and Distributions to Shareholders from
Net investment income
Class A	(521,301)	(334,933)
Class B	(12,869)	(5,316)
Class C	(115,208)	(30,903)
Advisor Class	(93,731)	(53,123)
Net realized gain on investment transactions
Class A	(1,018,098)	– 0	–
Class B	(56,565)	– 0	–
Class C	(378,381)	– 0	–
Advisor Class	(157,318)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(9,239,654)	(10,258,520)

Total decrease	(6,880,649)	(8,451,466)
Net Assets
Beginning of period	64,739,663	73,191,129

End of period (including undistributed net investment income of $139,519 and $97,691, respectively)	$57,859,014	$64,739,663

See notes to financial statements.

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2014

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2014:

Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stock:
Financials	$60,383,193	$46,722,267	$	– 0	–	$107,105,460
Consumer Discretionary	65,297,055	32,466,516		– 0	–	97,763,571
Information Technology	68,488,862	10,836,029		– 0	–	79,324,891
Health Care	54,769,745	14,458,798		– 0	–	69,228,543
Industrials	26,264,232	28,833,096		– 0	–	55,097,328
Consumer Staples	25,186,252	15,490,760		– 0	–	40,677,012
Energy	30,262,199	7,404,869		– 0	–	37,667,068
Materials	7,509,597	10,563,796		– 0	–	18,073,393
Telecommunication Services	3,896,217	8,989,659		– 0	–	12,885,876
Utilities	7,747,532	3,438,266		– 0	–	11,185,798

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investment Companies	$205,106,505		$ – 0	–	$	– 0	–	$205,106,505
Warrants	– 0	–	834,495			– 0	–	834,495
Short-Term Investments	12,986,494		– 0	–		– 0	–	12,986,494

Total Investments in Securities	567,897,883		180,038,551			– 0	–	747,936,434
Other Financial Instruments*:
Assets:
Futures	– 0	–	15,761			– 0	–	15,761	#
Forward Currency Exchange Contracts	– 0	–	645,615			– 0	–	645,615
Liabilities:
Futures	– 0	–	(5,210)			– 0	–	(5,210	)#
Forward Currency Exchange Contracts	– 0	–	(305,364)			– 0	–	(305,364)

Total+	$567,897,883		$180,389,353		$	– 0	–	$748,287,236

Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Municipal Obligations	$ – 0	–	$89,778,855			$940,771	^	$90,719,626
Common Stock:
Financials	5,223,762		4,025,620			– 0	–	9,249,382
Consumer Discretionary	5,683,727		2,709,299			– 0	–	8,393,026
Information Technology	6,308,808		962,580			– 0	–	7,271,388
Health Care	4,898,977		1,244,651			– 0	–	6,143,628
Industrials	2,283,142		2,440,393			– 0	–	4,723,535
Consumer Staples	2,238,446		1,346,441			– 0	–	3,584,887
Energy	2,561,138		630,388			– 0	–	3,191,526
Materials	694,337		912,714			– 0	–	1,607,051
Telecommunication Services	420,047		781,817			– 0	–	1,201,864
Utilities	718,530		299,174			– 0	–	1,017,704
Investment Companies	32,829,077		– 0	–		– 0	–	32,829,077
Warrants	– 0	–	68,835			– 0	–	68,835
Short-Term Investments	131,791		– 0	–		– 0	–	131,791

Total Investments in Securities	63,991,782		105,200,767			940,771		170,133,320
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	58,319			– 0	–	58,319
Liabilities:
Futures	– 0	–	(1,303)			– 0	–	(1,303	)#
Forward Currency Exchange Contracts	– 0	–	(25,469)			– 0	–	(25,469)
Inflation (CPI) Swaps	– 0	–	(232,825)			– 0	–	(232,825)

Total+	$63,991,782		$104,999,489			$940,771		$169,932,042

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations	$	– 0	–	$39,422,463		$	– 0	–	$39,422,463
Common Stock:
Financials		1,188,521		945,022			– 0	–	2,133,543
Consumer Discretionary		1,274,442		642,488			– 0	–	1,916,930
Information Technology		1,357,627		235,590			– 0	–	1,593,217
Health Care		1,000,377		295,489			– 0	–	1,295,866
Industrials		521,750		578,047			– 0	–	1,099,797
Consumer Staples		482,649		319,670			– 0	–	802,319
Energy		607,780		146,084			– 0	–	753,864
Materials		149,351		219,455			– 0	–	368,806
Telecommunication Services		80,782		189,530			– 0	–	270,312
Utilities		165,549		69,099			– 0	–	234,648
Investment Companies		8,114,402		– 0	–		– 0	–	8,114,402
Warrants		– 0	–	7,151			– 0	–	7,151
Short-Term Investments		71,264		– 0	–		– 0	–	71,264

Total Investments in Securities		15,014,494		43,070,088			– 0	–	58,084,582
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	13,008			– 0	–	13,008
Inflation (CPI) Swaps		– 0	–	3,266			– 0	–	3,266
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(6,316)			– 0	–	(6,316)
Inflation (CPI) Swaps		– 0	–	(204,288)			– 0	–	(204,288)

Total+		$15,014,494		$42,875,758		$	– 0	–	$57,890,252

^	The Strategy held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed Wealth Appreciation Strategy	Warrants			Corporates - Non- Investment Grades			Rights^^
Balance as of 8/31/13		$233,437			$192,821		$	– 0	–
Accrued discounts/(premiums)		– 0	–		320			– 0	–
Realized gain (loss)		– 0	–		(1,225)			– 0	–
Change in unrealized appreciation/depreciation		– 0	–		2,626			– 0	–
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(194,542)			– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(233,437)			– 0	–		– 0	–

Balance as of 8/31/14	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 8/31/14*	$	– 0	–	$	– 0	–	$	– 0	–

	Total
Balance as of 8/31/13		$426,258
Accrued discounts/(premiums)		320
Realized gain (loss)		(1,225)
Change in unrealized appreciation/depreciation		2,626
Purchases		– 0	–
Sales		(194,542)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		(233,437)

Balance as of 8/31/14	$	– 0	–+

Net change in unrealized appreciation/depreciation from investments held as of 8/31/14*	$	– 0	–

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy	Municipal Obligations^			Warrants			Corporates - Non- Investment Grades
Balance as of 8/31/13		$1,574,155			$22,411			$20,116
Accrued discounts/(premiums)		3,085			– 0	–		33
Realized gain (loss)		(124,878)			– 0	–		(128)
Change in unrealized appreciation/depreciation		83,857			– 0	–		274
Purchases		– 0	–		– 0	–		– 0	–
Sales		(595,448)			– 0	–		(20,295)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(22,411)			– 0	–

Balance as of 8/31/14		$940,771		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 8/31/14*		$62,485		$	– 0	–	$	– 0	–

	Rights^^			Total
Balance as of 8/31/13	$	– 0	–		$1,616,682
Accrued discounts/(premiums)		– 0	–		3,118
Realized gain (loss)		– 0	–		(125,006)
Change in unrealized appreciation/depreciation		– 0	–		84,130
Purchases		– 0	–		– 0	–
Sales		– 0	–		(615,743)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(22,410)

Balance as of 8/31/14	$	– 0	–		$940,771	+

Net change in unrealized appreciation/depreciation From investments held as of 8/31/14*	$	– 0	–		$62,485

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy	Warrants			Corporates - Non- Investment Grades			Rights^^
Balance as of 8/31/13		$21,611			$3,507		$	– 0	–
Accrued discounts/(premiums)		– 0	–		6			– 0	–
Realized gain (loss)		– 0	–		(22)			– 0	–
Change in unrealized appreciation/depreciation		– 0	–		47			– 0	–
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(3,538)			– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(21,611)			– 0	–		– 0	–

Balance as of 8/31/14	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 8/31/14*	$	– 0	–	$	– 0	–	$	– 0	–

	Total
Balance as of 8/31/13		$25,118
Accrued discounts/(premiums)		6
Realized gain (loss)		(22)
Change in unrealized appreciation/depreciation		47
Purchases		– 0	–
Sales		(3,538)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		(21,611)

Balance as of 8/31/14	$	– 0	–+

Net change in unrealized appreciation/depreciation from investments held as of 8/31/14*	$	– 0	–

^	The Strategy held a security with zero market value at period end.

^^	The security which had zero market value at prior year end is no longer held by the Strategy.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

4. Taxes

It is each Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, inclusive of implied acquired fund fees and expenses relating to AllianceBernstein Cap Fund—Multi-Manager Alternative Strategies Fund (“MMAS”), AllianceBernstein Pooling Portfolio—Volatility Management Portfolio (“PPVM”) and AllianceBernstein Pooling Portfolio—Multi-Asset Real Return Portfolio (“PPMRR”) on an annual basis as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2014, such waiver/reimbursement amounted to $251,037 for the Tax-Managed Conservative Wealth Strategy. This agreement will remain in effect until December 31, 2015 and then may be extended by the Adviser for additional one-year terms. In addition, the Adviser has agreed to waive/reimburse additional fees and expenses, as discussed on the following page.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $109,964, $75,011 and $28,243 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, for the year ended August 31, 2014.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Strategies’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2014 is as follows:

Tax-Managed Strategy	Market Value August 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2014 (000)	Dividend Income (000)
Wealth Appreciation	$7,244	$177,444	$171,702	$12,986	$12
Balanced Wealth	1,732	69,930	71,530	132	3
Conservative Wealth	1,377	19,476	20,782	71	1

The Strategies may invest in MMAS, PPVM and PPMRR, open-end management investment companies managed by the Adviser. In connection with the Tax-Managed Wealth Appreciation Strategy’s and Tax-Managed Balanced Wealth Strategy’s investments in MMAS, the Adviser has contractually agreed to (i) waive the portion of its advisory fee attributable to its services after paying subadvisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategy as an acquired fund fee and expense. This fee waiver will remain in effect until December 31, 2015. For the year ended August 31, 2014, the advisory fees paid were reduced by $49,518, and $8,357 for the Tax-Managed Wealth Appreciation Strategy and Tax-Managed Balanced Wealth Strategy, respectively.

A summary of the Strategies’ transactions in such holdings for the year ended August 31, 2014 is as follows:

AllianceBernstein Pooling Portfolio—Volatility Management Portfolio*
Tax-Managed Strategy	Market Value August 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value August 31, 2014 (000)	Dividend Income (000)
Wealth Appreciation	$127,468	$ 22,159	$50,493	$6,421	$6,649	$112,204	$9,131
Balanced Wealth	21,982	9,270	15,491	1,371	908	18,040	1,635
Conservative Wealth	6,371	1,582	3,376	286	354	5,217	425

AllianceBernstein Pooling Portfolio—Multi-Asset Real Return Portfolio
Tax-Managed Strategy	Market Value August 31, 2013 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value August 31, 2014 (000)	Dividend Income (000)
Wealth Appreciation	$	– 0	–	$ 33,726	$270	$(2)		$(146)	$33,308	$	– 0	–
Balanced Wealth		– 0	–	4,963	11	– 0	–	(22)	4,930		– 0	–
Conservative Wealth		– 0	–	586	3	– 0	–	(3)	580		– 0	–

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

AllianceBernstein Cap Fund—Multi-Manager Alternative Strategies Fund
Tax-Managed Strategy	Market Value August 31, 2013 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value August 31, 2014 (000)	Dividend Income (000)
Wealth Appreciation	$	– 0	–	$ 60,320	$1,420	$(2)	$696	$59,594	$	– 0	–
Balanced Wealth		– 0	–	9,926	186	2	117	9,859		– 0	–
Conservative Wealth		– 0	–	2,342	52	1	27	2,318		– 0	–

*	During the year ended August 31, 2014, the Strategies had realized gain distributions from the AllianceBernstein Pooling Portfolio—Volatility Management Portfolio in the amounts of $4,057,425, $726,513 and $188,649 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2014 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A			Class B	Class C
Wealth Appreciation	$2,763	$	– 0	–	$285	$369
Balanced Wealth	5,519		56		2,189	1,062
Conservative Wealth	802		21		414	310

Brokerage commissions paid on investment transactions for the year ended August 31, 2014 amounted to $488,919, $53,314 and $11,179 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, of which $191 and $0; $42 and $0; and $6 and $0 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .25% (prior to August 1, 2014, .30%) of the Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2014, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$418,500,959	$427,312,406
Balanced Wealth	99,563,630	93,165,130
Conservative Wealth	18,810,456	26,774,369

There were no investment transactions in U.S. government securities during the year ended August 31, 2014.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Tax-Managed Strategy		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$608,149,593	$151,111,081	$(11,324,240)	$139,786,841
Balanced Wealth	152,929,503	18,765,123	(1,561,306)	17,203,817
Conservative Wealth	53,189,428	5,204,037	(308,883)	4,895,154

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures

The Strategies may buy or sell futures for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2014, the Tax-Managed Wealth Appreciation Strategy and Tax-Managed Balanced Wealth Strategy held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2014, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2014, the Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy held inflation (CPI) swaps for hedging purposes.

The Strategies typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategies typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategies’ net liability, held by the defaulting party, may be delayed or denied.

The Strategies’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

At August 31, 2014, the Strategies had entered into the following derivatives:

Tax-Managed Wealth Appreciation Strategy
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/ Payable for variation margin on futures	$15,761	*	Receivable/ Payable for variation margin on futures	$5,210	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	645,615		Unrealized depreciation on forward currency exchange contracts	305,364

Total		$661,376			$310,574

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$113,819	$3,604

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(466,367)	360,465

Total		$(352,548)	$364,069

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$1,303	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$58,319	Unrealized depreciation on forward currency exchange contracts	25,469

Interest rate contracts			Unrealized depreciation on inflation swaps	232,825

Total		$58,319		$259,597

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$11,132		$(1,837)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(30,809)		34,352

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(11,585)

Total		$(19,677)		$20,930

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$13,008	Unrealized depreciation on forward currency exchange contracts	$6,316

Interest rate contracts	Unrealized appreciation on inflation swaps	3,266	Unrealized depreciation on inflation swaps	204,288

Total		$16,274		$210,604

The effect of derivative instruments on the statement of operations for the year ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(9,365)		$7,502

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	1,006

Total		$(9,365)		$8,508

The following tables represent the volume of the Strategies’ derivative transactions during the year ended August 31, 2014:

Tax-Managed Wealth Appreciation Strategy
Futures:
Average original value of buy contracts	$851,184
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$53,021,255
Average principal amount of sale contracts	$60,793,392

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy
Futures:
Average original value of buy contracts	$64,148
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,387,431
Average principal amount of sale contracts	$6,143,816
Inflation Swaps:
Average notional amount	$12,776,923

Tax-Managed Conservative Wealth Strategy
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,244,402
Average principal amount of sale contracts	$1,431,494
Inflation Swaps:
Average notional amount	$5,846,154

For financial reporting purposes, the Strategies do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Strategies’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategies as of August 31, 2014:

Tax-Managed Wealth Appreciation Strategy

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$61,851		$(8,229)		$	– 0	–	$	– 0	–	$53,622
Deutsche Bank AG	580		– 0	–		– 0	–		– 0	–	580
Goldman Sachs Bank USA	399,192		– 0	–		– 0	–		– 0	–	399,192
HSBC Bank USA	3,224		(2,090)			– 0	–		– 0	–	1,134
State Street Bank & Trust Co.	76,081		(76,081)			– 0	–		– 0	–	– 0	–
UBS AG	104,687		(37,524)			– 0	–		– 0	–	67,163

Total	$645,615		$(123,924)		$	– 0	–	$	– 0	–	$521,691	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs Co*	$1,890	$	– 0	–	$	– 0	–	$	– 0	–	$1,890

Total	$1,890	$	– 0	–	$	– 0	–	$	– 0	–	$1,890

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$112,277	$	– 0	–	$	– 0	–	$	– 0	–	$112,277
Citibank, NA	8,229		(8,229)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	2,090		(2,090)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	15,013		– 0	–		– 0	–		– 0	–	15,013
Morgan Stanley & Co., Inc.	28,406		– 0	–		– 0	–		– 0	–	28,406
Standard Chartered Bank	529		– 0	–		– 0	–		– 0	–	529
State Street Bank & Trust Co.	101,296		(76,081)			– 0	–		– 0	–	25,215
UBS AG	37,524		(37,524)			– 0	–		– 0	–	– 0	–

Total	$305,364		$(123,924)		$	– 0	–	$	– 0	–	$181,440	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable /payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty
Tax-Managed Balanced Wealth Strategy

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs Bank*	$44	$	– 0	–	$	– 0	–	$	– 0	–	$44

Total	$44	$	– 0	–	$	– 0	–	$	– 0	–	$44

OTC Derivatives:
Goldman Sachs Bank USA	$32,860	$	– 0	–	$	– 0	–	$	– 0	–	$32,860
State Street Bank & Trust Co.	16,162		(16,162)			– 0	–		– 0	–	– 0	–
UBS AG	9,297		– 0	–		– 0	–		– 0	–	9,297

Total	$58,319		$(16,162)		$	– 0	–	$	– 0	–	$42,157	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$5,816	$	– 0	–	$	– 0	–	$	– 0	–	$5,816
Bank of America, NA	11,096		– 0	–		– 0	–		– 0	–	11,096
Barclays Bank PLC	112,805		– 0	–		–0	–		–0	–	112,805
Citibank, NA	9,144		– 0	–		– 0	–		– 0	–	9,144
Goldman Sachs International	89,964		– 0	–		– 0	–		– 0	–	89,964

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Morgan Stanley Capital Services LLC	$9,816	$	– 0	–	$	– 0	–	$	– 0	–	$9,816
Standard Chartered Bank	49		– 0	–		– 0	–		– 0	–	49
State Street Bank & Trust Co.	19,604		(16,162)			– 0	–		– 0	–	3,442

Total	$258,294		$(16,162)		$	– 0	–	$	– 0	–	$242,132	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable /payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

Tax-Managed Conservative Wealth Strategy

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$3,266	$(3,266)		$	– 0	–	$	– 0	–	$ – 0	–
State Street Bank & Trust Co.	13,008	(6,316)			– 0	–		– 0	–	6,692

Total	$16,274	$(9,582)		$	– 0	–	$	– 0	–	$6,692	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$3,508	$ – 0	–	$	– 0	–	$	– 0	–	$3,508
Barclays Bank PLC	151,772	(3,266)			– 0	–		– 0	–	148,506
Citibank, NA	1,392	– 0	–		– 0	–		– 0	–	1,392
JPMorgan Chase Bank, NA	706	– 0	–		– 0	–		– 0	–	706
Morgan Stanley Capital Services LLC	46,910	– 0	–		– 0	–		– 0	–	46,910
State Street Bank & Trust Co.	6,316	(6,316)			– 0	–		– 0	–	– 0	–

Total	$210,604	$(9,582)		$	– 0	–	$	– 0	–	$201,022	^

^	Net amount represents the net receivable /payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

2. Currency Transactions

The Strategies may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Tax-Managed Wealth Appreciation Strategy
	Shares			Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	271,537	137,172		$4,221,089	$1,801,198

Shares issued in reinvestment of dividends	45,275	14,317		670,981	175,963

Shares converted from Class B	63,079	76,051		968,552	969,490

Shares redeemed	(336,668)	(740,597)		(5,234,560)	(9,606,310)

Net increase (decrease)	43,223	(513,057)		$626,062	$(6,659,659)

Class B
Shares sold	7,047	6,117		$107,152	$80,019

Shares issued in reinvestment of dividends	1,904	– 0	–	27,895	– 0	–

Shares converted to Class A	(64,115)	(77,267)		(968,552)	(969,490)

Shares redeemed	(30,798)	(76,572)		(471,381)	(962,482)

Net decrease	(85,962)	(147,722)		$(1,304,886)	$(1,851,953)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Notes to Financial Statements

	Tax-Managed Wealth Appreciation Strategy
	Shares			Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2014	Year Ended August 31, 2013

Class C
Shares sold	77,007	46,505		$1,175,821	$618,741

Shares issued in reinvestment of dividends	11,839	– 0	–	173,309	– 0	–

Shares redeemed	(199,943)	(400,297)		(2,982,567)	(5,095,211)

Net decrease	(111,097)	(353,792)		$(1,633,437)	$(4,476,470)

Advisor Class
Shares sold	7,108,266	11,063,176		$110,364,297	$144,189,574

Shares issued in reinvestment of dividends	843,970	352,742		12,532,959	4,345,774

Shares redeemed	(8,559,357)	(15,760,286)		(132,254,978)	(205,936,309)

Net decrease	(607,121)	(4,344,368)		$(9,357,722)	$(57,400,961)

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	631,852	399,501	$8,617,628	$5,168,158

Shares issued in reinvestment of dividends	116,154	81,311	1,562,940	1,030,948

Shares converted from Class B	149,591	237,704	2,036,452	3,032,445

Shares redeemed	(1,119,549)	(1,737,125)	(15,280,307)	(22,153,871)

Net decrease	(221,952)	(1,018,609)	$(3,063,287)	$(12,922,320)

Class B
Shares sold	9,103	12,496	$124,099	$159,206

Shares issued in reinvestment of dividends	5,225	2,960	70,868	37,457

Shares converted to Class A	(149,137)	(237,146)	(2,036,452)	(3,032,445)

Shares redeemed	(85,829)	(156,407)	(1,173,626)	(1,996,816)

Net decrease	(220,638)	(378,097)	$(3,015,111)	$(4,832,598)

Class C
Shares sold	161,739	136,556	$2,226,186	$1,752,884

Shares issued in reinvestment of dividends	26,813	10,728	364,125	136,303

Shares redeemed	(346,912)	(681,657)	(4,770,290)	(8,687,394)

Net decrease	(158,360)	(534,373)	$(2,179,979)	$(6,798,207)

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Advisor Class
Shares sold	1,065,593	853,637	$14,597,187	$10,924,268

Shares issued in reinvestment of dividends	38,191	21,204	514,192	269,509

Shares redeemed	(419,160)	(574,659)	(5,756,707)	(7,350,986)

Net increase	684,624	300,182	$9,354,672	$3,842,791

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	143,072	405,466	$1,673,508	$4,643,955

Shares issued in reinvestment of dividends and distributions	122,880	25,486	1,413,369	289,777

Shares converted from Class B	84,351	110,183	984,783	1,255,957

Shares redeemed	(839,285)	(1,017,763)	(9,829,364)	(11,653,164)

Net decrease	(488,982)	(476,628)	$(5,757,704)	$(5,463,475)

Class B
Shares sold	5,164	6,621	$61,514	$78,242

Shares issued in reinvestment of dividends and distributions	5,644	414	66,801	4,830

Shares converted to Class A	(82,014)	(107,077)	(984,783)	(1,255,957)

Shares redeemed	(45,678)	(73,416)	(550,983)	(867,038)

Net decrease	(116,884)	(173,458)	$(1,407,451)	$(2,039,923)

Class C
Shares sold	88,946	93,441	$1,070,059	$1,103,077

Shares issued in reinvestment of dividends and distributions	38,418	2,198	455,117	25,651

Shares redeemed	(241,100)	(387,621)	(2,905,656)	(4,577,112)

Net decrease	(113,736)	(291,982)	$(1,380,480)	$(3,448,384)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Notes to Financial Statements

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Advisor Class
Shares sold	270,188	151,780	$3,152,092	$1,746,921

Shares issued in reinvestment of dividends and distributions	20,318	4,114	234,123	46,927

Shares redeemed	(347,509)	(95,081)	(4,080,234)	(1,100,586)

Net increase (decrease)	(57,003)	60,813	$(694,019)	$693,262

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategies invest more of its assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2014.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

Tax-Managed Wealth Appreciation Strategy	2014	2013
Distributions paid from:
Ordinary income	$15,777,828	$5,205,901

Total taxable distributions	15,777,828	5,205,901

Total distributions paid	$15,777,828	$5,205,901

Tax-Managed Balanced Wealth Strategy	2014	2013
Distributions paid from:
Ordinary income	$1,703,104	$529,744

Total taxable distributions	1,703,104	529,744
Tax exempt distributions	1,224,406	1,187,125

Total distributions paid	$2,927,510	$1,716,869

Tax-Managed Conservative Wealth Strategy	2014	2013
Distributions paid from:
Ordinary income	$428,506	$171,724
Long-term capital gains	1,610,362	– 0	–

Total taxable distributions	2,038,868	171,724
Tax exempt distributions	314,603	252,551

Total distributions paid	$2,353,471	$424,275

As of August 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income(a)	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Wealth Appreciation	$5,003,608	$(2,219,328)	$139,767,325	$142,551,605
Balanced Wealth	655,723	5,531,669	16,969,523	23,156,915
Conservative Wealth	381,477	1,823,830	4,693,633	6,898,940

(a)	All amounts reflect taxable income: no amounts include tax exempt income.

(b)

During the fiscal year ended August 31, 2014 two of the Strategies utilized capital loss carryforwards to offset current year net realized gains, and one of the Strategies also had net capital loss carryforwards at August 31, 2014. Tax-Managed Wealth Appreciation Strategy utilized $78,111,556 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $2,219,328 at fiscal year end. Tax-Managed Balanced Wealth Strategy utilized $3,878,127 of capital loss carryforwards during the fiscal year, and had no capital loss carryforward at fiscal year end. Tax-Managed Conservative Wealth Strategy had no capital loss carryforward at fiscal year end.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

For Tax-Managed Balanced Wealth Strategy, the difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2014, Tax-Managed Wealth Appreciation Strategy had a net short-term capital loss carryforward of $2,219,328 which will expire in 2018.

During the current fiscal year, the Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of passive foreign investment companies (PFICs) and partnership investments, and the return of capital distributions received from underlying securities—is reflected as an adjustment to the components of capital as of August 31, 2014 as shown below:

Tax-Managed Strategy	Increase (Decrease) To Additional Paid In Capital			Increase (Decrease) To Undistributed Net Investment Income	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investment and Foreign Currency Transactions
Wealth Appreciation	$	– 0	–	$(733,650)	$733,650
Balanced Wealth		– 0	–	(37,408)	37,408
Conservative Wealth		– 0	–	(13,552)	13,552

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 13.86		$ 11.85	$ 11.36	$ 10.18		$ 10.35

Income From Investment Operations
Net investment income(a)	.32	(c)	.10	.11	.10		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.65		1.98	.53	1.20		(.12)

Net increase (decrease) in net asset value from operations	2.97		2.08	.64	1.30		(.03)

Less: Dividends
Dividends from net investment income	(.32)		(.07)	(.15)	(.12)		(.14)

Net asset value, end of period	$ 16.51		$ 13.86	$ 11.85	$ 11.36		$ 10.18

Total Return
Total investment return based on net asset value(b)	21.66%		17.65%*	5.76%*	12.74	%*	(.37	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,534		$32,587	$33,959	$39,441		$51,952
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.04	%(d)	1.07%	1.08%	1.05	%+	1.05	%+
Expenses, before waivers/ reimbursements	1.04	%(d)	1.07%	1.08%	1.05	%+	1.05	%+
Net investment income	2.05	%(c)	.80%	.93%	.82	%+	.83	%+
Portfolio turnover rate	61%		46%	93%	73%		82%

See footnote summary on page 140.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class B
	Year Ended August 31,
	2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 13.61		$ 11.66		$ 11.14	$ 9.99		$ 10.16

Income From Investment Operations
Net investment income(a)	.22	(c)	.01		.02	.01		.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.59		1.94		.54	1.17		(.11)

Net increase (decrease) in net asset value from operations	2.81		1.95		.56	1.18		(.10)

Less: Dividends
Dividends from net investment income	(.18)		– 0	–	(.04)	(.03)		(.07)

Net asset value, end of period	$ 16.24		$ 13.61		$ 11.66	$ 11.14		$ 9.99

Total Return
Total investment return based on net asset value(b)	20.79%		16.72	%*	5.08%*	11.83	%*	(1.06	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,837		$2,709		$4,043	$7,297		$9,283
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.76	%(d)	1.80%		1.82%	1.81	%+	1.81	%+
Expenses, before waivers/ reimbursements	1.76	%(d)	1.80%		1.82%	1.81	%+	1.81	%+
Net investment income	1.43	%(c)	.08%		.19%	.07	%+	.06	%+
Portfolio turnover rate	61%		46%		93%	73%		82%

See footnote summary on page 140.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class C
	Year Ended August 31,
	2014		2013		2012	2011		2010

Net asset value, beginning of period	$ 13.62		$ 11.67		$ 11.16	$ 10.00		$ 10.17

Income From Investment Operations
Net investment income(a)	.21	(c)	.01		.03	.01		.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.60		1.94		.53	1.18		(.11)

Net increase (decrease) in net asset value from operations	2.81		1.95		.56	1.19		(.10)

Less: Dividends
Dividends from net investment income	(.20)		– 0	–	(.05)	(.03)		(.07)

Net asset value, end of period	$ 16.23		$ 13.62		$ 11.67	$ 11.16		$ 10.00

Total Return
Total investment return based on net asset value(b)	20.83%		16.71	%*	5.09%*	11.92	%*	(1.06	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,964		$16,589		$18,337	$22,611		$27,754
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.74	%(d)	1.78%		1.79%	1.78	%+	1.78	%+
Expenses, before waivers/ reimbursements	1.75	%(d)	1.78%		1.79%	1.78	%+	1.78	%+
Net investment income	1.35	%(c)	.10%		.22%	.10	%+	.09	%+
Portfolio turnover rate	61%		46%		93%	73%		82%

See footnote summary on page 140.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 13.91		$ 11.90	$ 11.42	$ 10.23		$ 10.40

Income From Investment Operations
Net investment income(a)	.37	(c)	.14	.14	.14		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.66		1.98	.53	1.21		(.12)

Net increase in net asset value from operations	3.03		2.12	.67	1.35		– 0	–

Less: Dividends
Dividends from net investment income	(.36)		(.11)	(.19)	(.16)		(.17)

Net asset value, end of period	$ 16.58		$ 13.91	$ 11.90	$ 11.42		$ 10.23

Total Return
Total investment return based on net asset value(b)	22.08%		17.95%*	6.04%*	13.13	%*	(.11	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$687,496		$585,431	$552,610	$511,697		$448,476
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.74	%(d)	.77%	.78%	.77	%+	.78	%+
Expenses, before waivers/ reimbursements	.74	%(d)	.77%	.78%	.77	%+	.78	%+
Net investment income	2.36	%(c)	1.09%	1.23%	1.13	%+	1.12	%+
Portfolio turnover rate	61%		46%	93%	73%		82%

See footnote summary on page 140.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 12.87		$ 12.28	$ 11.88	$ 11.29		$ 11.07

Income From Investment Operations
Net investment income(a)	.28	(c)	.17	.18	.21		.20
Net realized and unrealized gain on investment and foreign currency transactions	1.24		.57	.44	.63		.22

Net increase in net asset value from operations	1.52		.74	.62	.84		.42

Less: Dividends
Dividends from net investment income	(.26)		(.15)	(.22)	(.25)		(.20)

Net asset value, end of period	$ 14.13		$ 12.87	$ 12.28	$ 11.88		$ 11.29

Total Return
Total investment return based on net asset value(b)*	11.89%		6.08%	5.26%	7.39%		3.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,133		$89,453	$97,866	$115,446		$140,601
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.19	% (d)	1.24%	1.19%	1.17	%+	1.11	%+
Expenses, before waivers/ reimbursements	1.20	%(d)	1.24%	1.19%	1.17	%+	1.11	%+
Net investment income	2.03	%(c)	1.32%	1.53%	1.71	%+	1.72	%+
Portfolio turnover rate	58%		32%	55%	41%		44%

See footnote summary on page 140.

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 12.90		$ 12.29	$ 11.88	$ 11.30		$ 11.08

Income From Investment Operations
Net investment income(a)	.19	(c)	.08	.10	.12		.12
Net realized and unrealized gain on investment and foreign currency transactions	1.24		.58	.43	.62		.22

Net increase in net asset value from operations	1.43		.66	.53	.74		.34

Less: Dividends
Dividends from net investment income	(.18)		(.05)	(.12)	(.16)		(.12)

Net asset value, end of period	$ 14.15		$ 12.90	$ 12.29	$ 11.88		$ 11.30

Total Return
Total investment return based on net asset value(b)*	11.14%		5.39%	4.49%	6.54%		3.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,631		$7,066	$11,386	$19,606		$24,819
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.91	%(d)	1.96%	1.91%	1.89	%+	1.83	%+
Expenses, before waivers/ reimbursements	1.91	%(d)	1.96%	1.91%	1.89	%+	1.83	%+
Net investment income	1.41	%(c)	.62%	.82%	.98	%+	1.00	%+
Portfolio turnover rate	58%		32%	55%	41%		44%

See footnote summary on page 140.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 12.92		$ 12.32	$ 11.92	$ 11.33		$ 11.11

Income From Investment Operations
Net investment income(a)	.18	(c)	.08	.10	.12		.12
Net realized and unrealized gain on investment and foreign currency transactions	1.25		.58	.43	.63		.22

Net increase in net asset value from operations	1.43		.66	.53	.75		.34

Less: Dividends
Dividends from net investment income	(.18)		(.06)	(.13)	(.16)		(.12)

Net asset value, end of period	$ 14.17		$ 12.92	$ 12.32	$ 11.92		$ 11.33

Total Return
Total investment return based on net asset value(b)*	11.17%		5.36%	4.48%	6.62%		3.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,135		$30,434	$35,615	$43,257		$51,940
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.90	%(d)	1.95%	1.90%	1.87	%+	1.82	%+
Expenses, before waivers/ reimbursements	1.90	%(d)	1.95%	1.90%	1.87	%+	1.82	%+
Net investment income	1.33	%(c)	.62%	.83%	1.00	%+	1.02	%+
Portfolio turnover rate	58%		32%	55%	41%		44%

See footnote summary on page 140.

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 12.88		$ 12.29	$ 11.89	$ 11.31		$ 11.08

Income From Investment Operations
Net investment income(a)	.31	(c)	.21	.22	.25		.23
Net realized and unrealized gain on investment and foreign currency transactions	1.26		.57	.44	.61		.23

Net increase in net asset value from operations	1.57		.78	.66	.86		.46

Less: Dividends
Dividends from net investment income	(.29)		(.19)	(.26)	(.28)		(.23)

Net asset value, end of period	$ 14.16		$ 12.88	$ 12.29	$ 11.89		$ 11.31

Total Return
Total investment return based on net asset value(b)*	12.29%		6.37%	5.58%	7.59%		4.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,249		$27,789	$22,824	$17,257		$12,919
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.89	%(d)	.94%	.90%	.87	%+	.82	%+
Expenses, before waivers/ reimbursements	.90	%(d)	.94%	.90%	.87	%+	.82	%+
Net investment income	2.24	%(c)	1.60%	1.83%	2.02	%+	2.06	%+
Portfolio turnover rate	58%		32%	55%	41%		44%

See footnote summary on page 140.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class A
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.47	$ 11.19	$ 10.94	$ 10.59	$ 10.44

Income From Investment Operations
Net investment income(a)(c)	.17	.10	.13	.16	.18
Net realized and unrealized gain on investment and foreign currency transactions	.72	.27	.27	.39	.14

Net increase in net asset value from operations	.89	.37	.40	.55	.32

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.09)	(.15)	(.20)	(.17)
Distributions from net realized gain on investment transactions	(.30)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.09)	(.15)	(.20)	(.17)

Net asset value, end of period	$ 11.90	$ 11.47	$ 11.19	$ 10.94	$ 10.59

Total Return
Total investment return based on net asset value(b)	7.89%	3.30	%*	3.72	%*	5.19%	3.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,605	$40,879	$45,221	$54,035	$65,732
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19	%(d)	1.20%	1.20%	1.20	%+	1.20	%+
Expenses, before waivers/reimbursements	1.60	%(d)	1.56%	1.47%	1.35	%+	1.27	%+
Net investment income(c)	1.44%	.85%	1.18%	1.49	%+	1.63	%+
Portfolio turnover rate	31%	29%	51%	37%	41%

See footnote summary on page 140.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class B
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.78	$ 11.50	$ 11.23	$ 10.86	$ 10.70

Income From Investment Operations
Net investment income(a)(c)	.10	.02	.06	.09	.10
Net realized and unrealized gain on investment and foreign currency transactions	.73	.28	.27	.40	.15

Net increase in net asset value from operations	.83	.30	.33	.49	.25

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.02)	(.06)	(.12)	(.09)
Distributions from net realized gain on investment transactions	(.30)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.02)	(.06)	(.12)	(.09)

Net asset value, end of period	$ 12.22	$ 11.78	$ 11.50	$ 11.23	$ 10.86

Total Return
Total investment return based on net asset value(b)	7.17%	2.57	%*	2.93	%*	4.46%	2.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,298	$2,629	$4,562	$7,758	$11,813
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%(d)	1.90%	1.90%	1.90	%+	1.90	%+
Expenses, before waivers/reimbursements	2.31	%(d)	2.26%	2.20%	2.07	%+	1.99	%+
Net investment income(c)	.84%	.16%	.50%	.78	%+	.92	%+
Portfolio turnover rate	31%	29%	51%	37%	41%

See footnote summary on page 140.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.78	$ 11.51	$ 11.24	$ 10.88	$ 10.71

Income From Investment Operations
Net investment income(a)(c)	.09	.02	.05	.09	.10
Net realized and unrealized gain on investment and foreign currency transactions	.74	.27	.29	.39	.16

Net increase in net asset value from operations	.83	.29	.34	.48	.26

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.02)	(.07)	(.12)	(.09)
Distributions from net realized gain on investment transactions	(.30)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.02)	(.07)	(.12)	(.09)

Net asset value, end of period	$ 12.22	$ 11.78	$ 11.51	$ 11.24	$ 10.88

Total Return
Total investment return based on net asset value(b)	7.20%	2.53	%*	3.02	%*	4.37%	2.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,682	$15,498	$18,499	$22,580	$27,088
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%(d)	1.90%	1.90%	1.90	%+	1.90	%+
Expenses, before waivers/reimbursements	2.30	%(d)	2.26%	2.17%	2.05	%+	1.97	%+
Net investment income(c)	.73	%(c)	.16%	.48%	.79	%+	.93	%+
Portfolio turnover rate	31%	29%	51%	37%	41%

See footnote summary on page 140.

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.50	$ 11.21	$ 10.96	$ 10.61	$ 10.46

Income From Investment Operations
Net investment income(a)(c)	.20	.13	.16	.20	.21
Net realized and unrealized gain on investment and foreign currency transactions	.72	.27	.28	.38	.14

Net increase in net asset value from operations	.92	.40	.44	.58	.35

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.11)	(.19)	(.23)	(.20)
Distributions from net realized gain on investment transactions	(.30)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.11)	(.19)	(.23)	(.20)

Net asset value, end of period	$ 11.94	$ 11.50	$ 11.21	$ 10.96	$ 10.61

Total Return
Total investment return based on net asset value(b)	8.20%	3.62	%*	4.04	%*	5.51%	3.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,274	$5,734	$4,909	$4,913	$4,859
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89	%(d)	.90%	.90%	.90	%+	.90	%+
Expenses, before waivers/reimbursements	1.29	%(d)	1.26%	1.17%	1.05	%+	.97	%+
Net investment income(c)	1.74%	1.15%	1.47%	1.79	%+	1.93	%+
Portfolio turnover rate	31%	29%	51%	37%	41%

See footnote summary on page 140.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Expense ratios do not include expenses of PPVM, PPMRR and MMAS in which the Strategy invests. For the year ended August 31, 2014, the estimated annualized blended expense ratio was .01% for each of the Strategies.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for years ended August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01%, 0.01% and 0.01%, respectively, Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01%, 0.02%, 0.01% and 0.04%, respectively, and Tax-Managed Conservative Wealth Strategy for the years ended August 31, 2013 and August 31, 2012 by 0.01% and 0.01%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (three of the series constituting The AllianceBernstein Portfolios (the “Fund”)) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (three of the series constituting The AllianceBernstein Portfolios) at August 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2014

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2014. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Tax-Managed Strategy	Dividends Received Deduction% (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	40.51%	0.69%
Balanced Wealth	39.19%	1.16%
Conservative Wealth	28.91%	0.72%

For the taxable year ended August 31, 2014, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Tax-Managed Strategy	Qualified Dividend Income
Wealth Appreciation	$21,796,586
Balanced Wealth	3,004,195
Conservative Wealth	756,733

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

142	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2) , Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	143

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

144	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (1999)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	145

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ##, 82 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 to early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

146	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	147

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	103	None

148	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	149

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Christopher H. Nikolich 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Patrick J. Rudden 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Vadim Zlotnikov 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 4-7, 2014:

•	AllianceBernstein Tax-Managed Wealth Appreciation Strategy

•	AllianceBernstein Tax-Managed Balanced Wealth Strategy

•	AllianceBernstein Tax-Managed Conservative Wealth Strategy (formerly named AllianceBernstein Tax-Managed Wealth Preservation Strategy)

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each Strategy was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the

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overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AllianceBernstein Tax-Managed Wealth Appreciation Strategy (“Tax-Managed Wealth Appreciation Strategy”) will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from Tax-Managed Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. To date, the trustees have not approved requests for reimbursements for Tax-Managed Wealth Appreciation Strategy. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory

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Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees noted that the Adviser’s relationship with AllianceBernstein Tax-Managed Conservative Wealth Strategy was not profitable to it in 2013. The trustees were satisfied that the Adviser’s level of profitability from its relationship with that Strategy in 2012 and the other two Strategies in 2012 and 2013 was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Strategies); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Strategies to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower (and unprofitability would be exacerbated) without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with indices and a composite benchmark, in each case for various periods ended May 31, 2014 and (in the case of comparisons with the indices and composite benchmark) the period since inception.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period, and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the

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10-year period. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) in all periods and its composite benchmark (60% S&P 500 Index/40% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S. in all periods except the 1-year period. The Strategy outperformed the MSCI ACWI ex U.S. (the Strategy’s secondary benchmark) since January 1, 2012) in all periods except the 10-year period and the period since inception. The trustees noted that effective January 1, 2012, the Strategy’s secondary benchmark changed to the MSCI ACWI ex U.S. from the MSCI Europe, Australia Far East (EAFE) Index and its composite benchmark changed to 60% S&P 500 Index/40% MSCI ACWI ex U.S. from 70% S&P 500 Index/30% MSCI EAFE Index.

The trustees noted that the Adviser had informed them that the funds in the Lipper comparison groups are not tax-managed, unlike the Strategy. The Adviser had further informed the trustees that the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs. Based on their review, the trustees concluded that the Strategy’s performance was acceptable.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy (May 1992 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3-, 5- and 10-year periods. The Strategy outperformed the Barclays Capital (BC) 5-Year General Obligation (GO) Municipal Bond Index (the Strategy’s primary benchmark since January 1, 2012) in all periods. It lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark since January 1, 2012) and its composite benchmark (50% BC 5-Year GO Municipal Bond Index/50% S&P 500 Index) in all periods. The trustees noted that effective January 1, 2012 the Strategy’s primary benchmark changed to the BC 5-Year GO Municipal Bond Index from the S&P 500 Index and its secondary benchmark changed to the S&P 500 Index from the BC 5-Year GO Municipal Bond Index.

The trustees noted that the Adviser had informed them of the following reasons for the Strategy’s performance relative to its peers: (i) the other funds in the Lipper comparison groups are not tax-managed funds and invest in taxable fixed-income securities, which have higher yields than the municipal securities the Strategy invests in, (ii) the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs, and (iii) under applicable tax law the Strategy must invest at least 50% of its total assets in municipal bonds for shareholders to receive the income on such securities as tax-exempt income, and the Adviser would otherwise have a lower weighting to such relatively low yielding securities at most times with respect to the Strategy. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets.

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AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy (May 1992 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3-, 5- and 10-year periods. The Strategy outperformed the Barclays Capital (BC) 5-Year General Obligation (GO) Municipal Bond Index (the Strategy’s primary benchmark) in all periods except the 10-year period. It also lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark) in all periods and its composite benchmark (70% BC 5-Year GO Municipal Bond Index/30% S&P 500 Index) in all periods except the 1-year period.

The trustees noted that the Adviser had informed them of the following reasons for the Strategy’s performance relative to its peers: (i) the other funds in the Lipper comparison groups are not tax-managed funds and invest in taxable fixed-income securities, which have higher yields than the municipal securities the Strategy invests in, and (ii) the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs, (iii) under applicable tax law the Strategy must invest at least 50% of its total assets in municipal bonds for shareholders to receive the income on such securities as tax-exempt income. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at each Strategy’s current size, its contractual effective advisory fee rate was lower than the Expense Group median.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Strategies but which invest in equity or equity and debt securities.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	155

Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio information included pro forma expense ratios to reflect the impact of the addition, effective on or about August 2014, of AllianceBernstein Cap Fund, Inc. – AllianceBernstein Multi-Manager Alternative Strategies Fund and The AllianceBernstein Pooling Portfolios – AllianceBernstein Multi-Asset Real Return Portfolio as underlying portfolios of the Strategies. The expense ratio of AllianceBernstein Tax-Managed Conservative Wealth Strategy reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy’s total expense ratio and pro forma total expense ratio were lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio and pro forma expense ratio were satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy’s total expense ratio and pro forma total expense ratio were higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Strategy’s expense ratios, the trustees concluded that the Strategy’s expense ratio and pro forma expense ratio were acceptable.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy’s total expense ratio and pro forma total expense ratio, each reflecting a cap by the Adviser, were higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Strategy’s expense ratios, the trustees concluded that the Strategy’s expense ratio and pro forma expense ratio were acceptable.

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Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of the Strategies, while investing in Volatility Management Portfolio of The Pooling Portfolios to manage the Strategies’ volatility create by the equity and fixed income (tax-exempt) securities of the Strategies.3 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve. Effective on or about August 4, 2014, the Strategies will also invest a portion of their investments in Multi-Asset Real Return Portfolio of The Pooling Portfolios. Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

1	It should be noted that the information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Trustees on August 5-7, 2014.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value, Volatility Management and Blend Currency.

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At the May 2014 meetings, the Board of Trustees approved the Adviser’s proposal to modify the Strategies to allow for the inclusion of the AllianceBernstein Multi-Manager Alternative Strategies Fund (“MMAS”) as one of the underlying portfolios for each Strategy. The Adviser made the recommendation to better integrate alternative investments in the Strategies to provide diversification benefits.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the MMAS management fee that the Adviser retains—i.e., does not pay to MMAS’ sub-advisers, except for Tax-Managed Conservative Wealth Strategy. Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the MMAS management fee rate for each Strategy would be reduced by approximately 0.90%. The Adviser will also waive other MMAS fees and operating expenses until December 31, 2015.6 The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. Such increase in expenses will range up to 0.12%, depending on the size of each Strategy’s allocation to MMAS and assuming that the expense caps proposed for MMAS are in place, which expense caps will be in effect for at least one year from the launch of MMAS. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change. In addition to the foregoing, the Adviser intends to waive additional fees payable by the Strategies for a period of at least one year in order to eliminate the expense ratio impact of MMAS’ non-advisory other fees and expenses.

With respect to Tax-Managed Conservative Wealth Strategy, the Strategy’s expense limitation undertaking currently in place would essentially preserve the status quo until December 31, 2014, the date of the Strategy’s prospectus update. Specifically, the Strategy’s Class A expenses will be limited to 1.20%, Class B and Class C expenses will be limited to 1.90%, and Advisor Class expenses will be limited to 0.90%. Under the Strategy’s expense limitation undertaking, the Strategy’s share of the advisory fee paid by MMAS would be subject to the Strategy’s expense cap, but not of the non-advisory expenses of MMAS and the Multi-Asset Real Return Portfolio of The Pooling Portfolios, resulting in a minimal increase in the expenses borne by the Fund if approximately 0.01%.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/14 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$170.9	Tax-Managed Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$740.7	Tax-Managed Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$61.1	Tax-Managed Conservative Wealth Strategy

6	The impact of the other MMAS fees and operating expenses waiver for each Wealth Strategy will range up to 1 basis point, depending on the size of the Wealth Strategy.

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With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under these provisions.

The Adviser has agreed to reimburse Tax-Managed Conservative Wealth Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. Set forth below are Tax-Managed Conservative Wealth Strategy’s gross expense ratios for the most recent semi-annual period:7

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8] (2/28/14)		Fiscal Year End
Tax-Managed Conservative Wealth Strategy	Class A Class B Class C Advisor	1.20 1.90 1.90 0.90	% % % %	1.59 2.30 2.29 1.29	% % % %	August 31

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period:

Strategy	Total Expense Ratio (2/28/14)[8]			Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.22 1.93 1.93 0.92	% % % %	August 31

Tax-Managed Wealth	Class A	1.05%		August 31
Appreciation Strategy	Class B Class C Advisor	1.77 1.76 0.75	% % %

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients,

7	Semi-annual total expense ratios are unaudited.

8	Annualized

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and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

162	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)11 and the Strategy’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.650	1/11
Tax-Managed Wealth Appreciation Strategy	0.650	0.700	3/9
Tax-Managed Conservative Wealth Strategy	0.550	0.650	3/11

Lipper also compared the Strategy’s most recently completed fiscal year total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.13 Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	163

total expense ratio rankings are also shown. Pro-forma total expense ratio information is shown to incorporate the impact of the inclusion of MMAS to the Strategies’ total expense ratios:

Strategy	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Tax-Managed Balanced Wealth Strategy	1.242	1.156	8/11	1.158	24/36
Pro-forma	1.240	1.156	8/11	1.158	24/36

Tax-Managed Wealth Appreciation Strategy	1.073	1.331	3/9	1.447	3/32
Pro-forma	1.093	1.331	3/9	1.447	3/32

Tax-Managed Conservative Wealth Strategy	1.199	1.080	9/11	1.066	23/28
Pro-forma	1.200	1.080	9/11	1.066	23/28

Based on this analysis, considering pro-forma information where available, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, while Tax-Managed Wealth Appreciation Strategy has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Conservative Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2013, relative to 2012.

14	Most recently completed fiscal year Class A share total expense ratio.

164	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Trust. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$2,687
Tax-Managed Wealth Appreciation Strategy	$1,773
Tax-Managed Conservative Wealth Strategy	$3,323

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$706,422	$2,381
Tax-Managed Wealth Appreciation Strategy	$309,058	$979
Tax-Managed Conservative Wealth Strategy	$334,272	$2,190

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	165

for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$80,099
Tax-Managed Wealth Appreciation Strategy	$115,195
Tax-Managed Conservative Wealth Strategy	$31,603

The Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently

166	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings18 of the Strategies relative to their Lipper Performance Groups (“PGs”) and Lipper Performance Universes (“PUs”)19 for the periods ended May 31, 2014.20

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

19	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classi-fication/objective at a different point in time.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	167

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy[21]
1 year	8.99	12.32	11.29	10/11	80/97
3 year	5.60	8.98	7.79	11/11	77/87
5 year	8.00	13.11	11.54	11/11	75/76
10 year	4.63	6.68	6.30	10/10	53/58

Tax-Managed Wealth Appreciation Strategy
1 year	19.42	18.87	17.57	3/9	14/46
3 year	9.23	9.23	9.62	5/9	21/38
5 year	13.22	13.38	13.83	5/7	16/25
10 year	5.31	6.55	7.24	2/2	11/12

Tax-Managed Conservative Wealth Strategy
1 year	5.39	8.66	7.81	10/11	63/76
3 year	3.66	6.59	5.95	8/9	59/67
5 year	5.35	10.19	9.30	9/9	62/62
10 year	3.47	6.08	5.61	7/7	32/33

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)22 versus their benchmarks for the periods ending May 31, 2014.23

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	8.99	5.60	8.00	4.63	6.09
50% S&P 500 / 50% Barclays Capital 5 Yr. GO Municipal Bond Index	11.08	9.06	11.14	6.26	7.45
Barclays Capital 5Yr GO Municipal Bond Index	2.19	2.88	3.81	4.18	4.95
S&P 500 Index	20.45	15.15	18.40	7.77	9.32
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	19.42	9.23	13.22	5.31	5.83
60% S&P 500 Index/40% MSCI ACWI Ex USA Net Index	18.11	10.92	15.26	7.88	8.87
S&P 500 Index	20.45	15.15	18.40	7.77	8.24
MSCI ACWI Ex USA Net Index	14.54	4.63	10.49	7.79	9.12
Inception Date: September 2, 2003

21	Lipper does not have a separate classification for tax-managed funds. Accordingly, unlike the Strategy, many of the Strategy’s Lipper peers are not tax-managed.

22	The performance returns shown in the table are for the Class A shares of the Strategies.

23	The Adviser provided Strategy and benchmark performance return information.

168	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Conservative Wealth Strategy	5.39	3.66	5.35	3.47	4.98
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	7.46	6.60	8.21	5.49	6.51
Barclays Capital 5 Year GO Muni Bond Index	2.19	2.88	3.81	4.18	4.95
S&P 500 Index	20.45	15.15	18.40	7.77	9.32
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 19, 2014

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	169

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

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International Growth Fund

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Global Value Fund

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Fixed Income

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High Income Municipal Portfolio

Intermediate California Portfolio

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Fixed Income (continued)

Taxable

Bond Inflation Strategy

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Select US Long/Short Portfolio

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Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

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Wealth Strategies

Balanced Wealth Strategy

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Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

170	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	171

NOTES

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NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	173

NOTES

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NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	175

NOTES

176	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0814

ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

August 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 16, 2014

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the annual reporting period ended August 31, 2014.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios (the “Trust”) and certain other AllianceBernstein Funds, representing a variety of asset classes and investment styles.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in Underlying Portfolios of the AllianceBernstein Mutual Funds. Effective August 4, 2014, the AllianceBernstein Multi-Manager Alternative Strategies Fund, was added to the investment allocations of the Strategies. The addition of the Multi-Manager Alternative Strategies Fund is intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. The Multi-Manager Alternative Strategies Fund is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected by AllianceBernstein L.P. (the “Adviser”). These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through these investments, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments (described below). The Strategy targets a weighting of approximately 67% of Underlying Portfolios

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

that invest primarily in equity securities of companies, or traditional equity investments, and approximately 33% of Underlying Portfolios that invest primarily in diversification investments. Normally, the Strategy’s targeted blend for its traditional equity investments is an equal weighting of growth and value style Underlying Portfolios (50% each).

The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

For the traditional equity component, in addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth components, the Strategy’s targeted blend is approximately 60% in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro. The Strategy invests approximately 12% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 7% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 14% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments (described below) to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 39% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 25% of Underlying Portfolios that invest primarily in traditional debt securities and approximately 37% of Underlying Portfolios that invest primarily in diversification investments with a goal of providing moderate upside potential without excessive volatility.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro. The Strategy invests approximately 8% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 5% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 17% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Underlying Portfolios’ fixed-income securities will primarily be investment grade debt securities, but will also include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AllianceBernstein Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 20% in Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 52% in Underlying Portfolios that invest primarily in traditional debt securities and approximately 29% in Underlying Portfolios that invest primarily in diversification investments with a goal of providing reduced volatility and modest upside potential.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (approximately 50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro. The Strategy invests approximately 6% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 2% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 12% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

All fixed-income securities of the Short Duration Bond Underlying Portfolio and Global Core Bond Underlying Portfolio in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by these Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 12-16 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended August 31, 2014. Each Strategy’s blended benchmark is as follows: Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index/40% Morgan Stanley All Country World Index (“MSCI ACWI”) ex-U.S.; Balanced Wealth Strategy, 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index; and Conservative Wealth Strategy, 65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index. Performance

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

for each of the Underlying Portfolios compared to their respective benchmarks may be found on page 18. Additional performance for the Underlying Portfolios may be found on pages 28-31.

For the 12-month period ended August 31, 2014 all share classes of the Wealth Appreciation Strategy and the Balanced Wealth Strategy underperformed their primary benchmark, the S&P 500 Index. All share classes of the Conservative Wealth Strategy outperformed their primary benchmark, the Barclays U.S. Aggregate Bond Index. Versus their blended benchmark, all shares classes of the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy underperformed. Within equity, Small-Mid Cap Growth, International Growth and Multi-Asset Real Return Underlying Portfolios underperformed their respective benchmarks, while the rest of the equity Underlying Portfolios outperformed. The fixed-income Underlying Portfolios all rose in absolute terms and outperformed their benchmarks for the 12-month period.

For the six-month period ended August 31, 2014, all share classes of the Wealth Appreciation Strategy and the Balanced Wealth Strategy underperformed their primary benchmark. All share classes of the Conservative Wealth Strategy outperformed their primary benchmark. Versus their blended benchmark, all share classes of all Strategies underperformed. With the exception of Small-Mid Cap Growth which fell in absolute terms, the equity and Volatility Management Underlying Portfolios contributed most to overall portfolio returns. The equity sleeves outperformed their respective benchmarks, with the exception of the U.S. Large Cap Growth, International Value, Small-Mid Cap Growth and Multi-Asset Real Return Underlying Portfolios. The fixed income Underlying Portfolios outperformed their respective benchmarks for the six-month period.

The U.S. Value, U.S. Large Cap Growth, Small-Mid Cap Value and Small-Mid Cap Growth Underlying Portfolios did not use derivatives during the six- and 12-month periods. The International Value Underlying Portfolio utilized currency forwards for hedging and investment purposes which detracted from performance during the six-month period and added during the 12-month period; and futures for investment purposes, which added to returns during both periods. The International Growth Underlying Portfolio utilized currency forwards for hedging and investment purposes, which detracted from returns during both periods. During both periods, the Short Duration Bond Underlying Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. For both periods, yield curve positioning did not materially impact relative performance. Currency forwards were also utilized during both periods to hedge out non-dollar currency exposure. Credit default swaps were used for hedging and investment purposes, and cross currency swaps for hedging purposes, which had an

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

immaterial impact during both periods. During both periods, the Global Core Bond Underlying Portfolio utilized Treasury futures in order to manage duration and yield curve positioning. U.S. yield curve positioning, specifically an underweight in longer maturities, had a negative impact on performance for both periods as the yield curve flattened. Currency forwards were also utilized during both periods to hedge out non-U.S. dollar currency exposure. The Bond Inflation Protection Underlying Portfolio utilized currency forwards for establishing currency positions, which had an immaterial impact on performance during both periods. Interest rate swaps and Treasury futures were utilized during both periods to manage duration and yield curve positioning. Overall duration and yield curve positioning had an immaterial impact for the six-month period, and contributed to returns for the 12-month period. For the 12-month period, duration exposure to nominal securities detracted. Credit default swaps and inflation swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods. Leverage was utilized through reverse repurchase agreements. During both periods, the High-Yield Underlying Portfolio utilized derivatives including futures and interest rate swaps to manage the overall interest rate risk. Currency forwards and written swaptions were used for hedging and investment purposes, which contributed to returns for both periods; purchased options and credit default swaps for hedging and investment purposes detracted for both periods.

Written options were used for hedging and investment purposes, and total return swaps were used for investment purposes, which had an immaterial impact for the 12-month period. Dividend swaps, used for investment purposes, had an immaterial impact for both periods. Leverage was utilized through reverse repurchase agreements. The Multi-Asset Real Return Underlying utilized interest rate swaps and total return swaps for hedging and investment purposes, which detracted from returns during both periods; inflation swaps for hedging and investment purposes, which had an immaterial impact during the six-month period and detracted during the 12-month period; currencies and futures for hedging and investment purposes, which added for both periods; and purchased options for hedging purposes, which detracted during the six-month period. The Volatility Management Underlying Portfolio utilized forwards, futures and total return swaps for hedging and investment purposes; futures and total return swaps added to performance in both periods, while forwards detracted in both periods.

Market Review and Investment Strategy

Global equity markets rose strongly during the 12-month period ended August 31, 2014, against a backdrop of modest economic growth. Volatility returned in the early months of 2014 as concerns that the U.S. Federal Reserve (the “Fed”) would raise interest rates and geopolitical concerns tempered returns.

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. large-capitalization stocks led markets, as market leadership moved toward safer, dividend-yield stocks, although the majority of regions posted double-digit returns. Globally, sector returns were also positive, with the technology sector posting the best returns and consumer staples lagging. Most fixed-income sectors rose, helped by the Fed’s continued accommodative monetary policy stance and the general decline in yields globally. Non-government sectors, led by corporates, outperformed government sectors. Taxable bonds outperformed municipals.

The Underlying Portfolios are well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team is focused on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Real assets continue to hold exposures to assets that do relatively well in periods of rising inflation, in the view of the Multi-Asset Team. Meanwhile, the Fixed-Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, MSCI ACWI ex-U.S. and the Barclays U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value when one of these investments is performing more poorly than another.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not

(Disclosures, Risks and Note about Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) The issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Disclosures and Risks

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	5.42%	20.21%

Class B*	5.04%	19.33%

Class C	5.04%	19.36%

Advisor Class†	5.56%	20.53%

Class R†	5.18%	19.75%

Class K†	5.38%	20.12%

Class I†	5.50%	20.53%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: MSCI All Country World Index ex-U.S.	4.83%	17.75%

Blended Benchmark: 60% S&P 500 Index/40% MSCI ACWI ex-U.S.	7.23%	22.25%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/04 TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 8/31/04 to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	4.84%	15.56%

Class B*	4.43%	14.75%

Class C	4.43%	14.74%

Advisor Class†	4.96%	15.94%

Class R†	4.56%	15.09%

Class K†	4.70%	15.44%

Class I†	4.90%	15.82%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Blended Benchmark: 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index	6.68%	18.14%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/04 TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 8/31/04 to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	3.16%	9.20%

Class B*	2.85%	8.46%

Class C	2.85%	8.47%

Advisor Class†	3.29%	9.52%

Class R†	2.94%	8.84%

Class K†	3.17%	9.22%

Class I†	3.30%	9.54%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Secondary Benchmark: S&P 500 Index	8.84%	25.25%

Blended Benchmark: 65% Barclays U.S. Aggregate Bond Index /35% S&P 500 Index	4.85%	12.26%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/04 TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Conservative Wealth Strategy Class A shares (from 8/31/04 to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2014 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	10.64%	26.10%

Russell 1000 Value Index	9.67%	24.43%

AllianceBernstein U.S. Large Cap Growth Portfolio	6.73%	29.19%

Russell 1000 Growth Index	7.17%	26.29%

AllianceBernstein International Value Portfolio	2.46%	18.14%

MSCI ACWI ex-U.S.	4.83%	17.75%

AllianceBernstein International Growth Portfolio	6.38%	16.89%

MSCI ACWI ex-U.S.	4.83%	17.75%

AllianceBernstein Short Duration Bond Portfolio	0.51%	1.45%

BofA ML 1-3 Year Treasury Index	0.25%	0.79%

AllianceBernstein Global Core Bond Portfolio	3.63%	7.05%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	3.58%	6.67%

AllianceBernstein Bond Inflation Protection Portfolio	2.91%	5.63%

Barclays 1-10 Year TIPS Index	2.05%	3.74%

AllianceBernstein High-Yield Portfolio	3.71%	12.44%

Barclays U.S. High Yield 2% Issuer Capped Index	2.89%	10.57%

AllianceBernstein Small-Mid Cap Value Portfolio	7.58%	25.46%

Russell 2500 Value Index	4.98%	22.61%

AllianceBernstein Small-Mid Cap Growth Portfolio	-3.23%	17.04%

Russell 2500 Growth Index	0.90%	20.25%

AllianceBernstein Multi-Asset Real Return Portfolio	4.68%	11.48%

MSCI AC World Commodity Producers Index	9.14%	17.20%

AllianceBernstein Volatility Management Portfolio	6.82%	21.69%

MSCI ACWI	6.53%	20.99%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.21%	15.12%
5 Years	11.20%	10.24%
10 Years	6.07%	5.62%

Class B Shares
1 Year	19.33%	15.33%
5 Years	10.40%	10.40%
10 Years	5.45%	5.45%

Class C Shares
1 Year	19.36%	18.36%
5 Years	10.41%	10.41%
10 Years	5.32%	5.32%

Advisor Class Shares*
1 Year	20.53%	20.53%
5 Years	11.53%	11.53%
10 Years	6.39%	6.39%

Class R Shares*
1 Year	19.75%	19.75%
5 Years	10.81%	10.81%
10 Years	5.70%	5.70%

Class K Shares*
1 Year	20.12%	20.12%
5 Years	11.15%	11.15%
Since Inception†	5.04%	5.04%

Class I Shares*
1 Year	20.53%	20.53%
5 Years	11.52%	11.52%
Since Inception†	5.38%	5.38%

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.31%, 2.07%, 2.06%, 1.06%, 1.73%, 1.42% and 1.09% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively, gross of any fee waivers or expense reimbursements. Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement as shown in the current prospectus are 1.19%, 1.95%, 1.94%, 0.94%, 1.61%, 1.30% and 0.97% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.44%
5 Years	8.33%
10 Years	5.03%

Class B Shares
1 Year	5.34%
5 Years	8.49%
10 Years	4.87%

Class C Shares
1 Year	8.29%
5 Years	8.50%
10 Years	4.73%

Advisor Class Shares*
1 Year	10.46%
5 Years	9.61%
10 Years	5.79%

Class R Shares*
1 Year	9.66%
5 Years	8.89%
10 Years	5.11%

Class K Shares*
1 Year	9.95%
5 Years	9.22%
Since Inception†	4.60%

Class I Shares*
1 Year	10.29%
5 Years	9.56%
Since Inception†	4.93%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.56%	10.61%
5 Years	9.69%	8.74%
10 Years	6.15%	5.69%

Class B Shares
1 Year	14.75%	10.75%
5 Years	8.88%	8.88%
10 Years	5.54%	5.54%

Class C Shares
1 Year	14.74%	13.74%
5 Years	8.90%	8.90%
10 Years	5.41%	5.41%

Advisor Class Shares*
1 Year	15.94%	15.94%
5 Years	10.01%	10.01%
10 Years	6.48%	6.48%

Class R Shares*
1 Year	15.09%	15.09%
5 Years	9.28%	9.28%
10 Years	5.78%	5.78%

Class K Shares*
1 Year	15.44%	15.44%
5 Years	9.62%	9.62%
Since Inception†	5.47%	5.47%

Class I Shares*
1 Year	15.82%	15.82%
5 Years	9.98%	9.98%
Since Inception†	5.82%	5.82%

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.18%, 1.93%, 1.93%, 0.93%, 1.56%, 1.25% and 0.92% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively, gross of any fee waivers or expense reimbursements. Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement as shown in the current prospectus are 1.10%, 1.85%, 1.85%, 0.85%, 1.48%, 1.17% and 0.84% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.79%
5 Years	7.18%
10 Years	5.25%

Class B Shares
1 Year	3.62%
5 Years	7.32%
10 Years	5.10%

Class C Shares
1 Year	6.62%
5 Years	7.34%
10 Years	4.97%

Advisor Class Shares*
1 Year	8.73%
5 Years	8.43%
10 Years	6.03%

Class R Shares*
1 Year	8.04%
5 Years	7.73%
10 Years	5.34%

Class K Shares*
1 Year	8.37%
5 Years	8.06%
Since Inception†	5.13%

Class I Shares*
1 Year	8.76%
5 Years	8.42%
Since Inception†	5.48%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	9.20%	4.60%
5 Years	6.28%	5.36%
10 Years	4.57%	4.11%

Class B Shares
1 Year	8.46%	4.46%
5 Years	5.53%	5.53%
10 Years	3.97%	3.97%

Class C Shares
1 Year	8.47%	7.47%
5 Years	5.54%	5.54%
Since Inception*	3.84%	3.84%

Advisor Class Shares*
1 Year	9.52%	9.52%
5 Years	6.61%	6.61%
10 Years	4.88%	4.88%

Class R Shares*
1 Year	8.84%	8.84%
5 Years	5.90%	5.90%
10 Years	4.21%	4.21%

Class K Shares*
1 Year	9.22%	9.22%
5 Years	6.24%	6.24%
Since Inception†	4.25%	4.25%

Class I Shares*
1 Year	9.54%	9.54%
5 Years	6.58%	6.58%
Since Inception†	4.57%	4.57%

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.18%, 1.94%, 1.94%, 0.94%, 1.56%, 1.24% and 0.92% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively, gross of any fee waivers or expense reimbursements. Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement as shown in the current prospectus are 1.12%, 1.88%, 1.88%, 0.88%, 1.50%, 1.18% and 0.86% for Class A, Class B, Class C, Class Advisor, Class R, Class K, Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.81%
5 Years	4.47%
10 Years	3.87%

Class B Shares
1 Year	0.42%
5 Years	4.61%
10 Years	3.72%

Class C Shares
1 Year	3.43%
5 Years	4.62%
10 Years	3.59%

Advisor Class Shares*
1 Year	5.55%
5 Years	5.70%
10 Years	4.63%

Class R Shares*
1 Year	4.81%
5 Years	4.98%
10 Years	3.96%

Class K Shares*
1 Year	5.17%
5 Years	5.33%
Since Inception†	4.02%

Class I Shares*
1 Year	5.48%
5 Years	5.67%
Since Inception†	4.35%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF AUGUST 31, 2014 (unaudited)
NAV/SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	26.10%
5 Year	16.05%
Since Inception*	6.55%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	29.19%
5 Year	16.16%
Since Inception*	8.43%

AllianceBernstein International Value Portfolio
1 Year	18.14%
5 Year	5.48%
Since Inception*	3.95%

AllianceBernstein International Growth Portfolio
1 Year	16.89%
5 Year	5.61%
Since Inception*	2.86%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	1.45%
5 Year	2.27%
Since Inception*	2.45%

AllianceBernstein Global Core Bond Portfolio
1 Year	7.05%
5 Year	6.17%
Since Inception*	5.67%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	5.63%
5 Year	5.50%
Since Inception*	4.97%

AllianceBernstein High-Yield Portfolio
1 Year	12.44%
5 Year	13.95%
Since Inception*	9.45%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	25.46%
5 Years	19.62%
Since Inception*	10.59%

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF AUGUST 31, 2014 (unaudited)
NAV/SEC Returns

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	17.04%
5 Year	22.57%
Since Inception*	13.33%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	11.48%
5 Year	7.62%
Since Inception*	4.54%

AllianceBernstein Volatility Management Portfolio
1 Year	21.69%
Since Inception†	10.01%

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

†	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	19.56%
5 Year	14.55%
Since Inception†	6.20%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	21.29%
5 Year	14.90%
Since Inception†	8.28%

AllianceBernstein International Value Portfolio
1 Year	5.53%
5 Year	3.43%
Since Inception*	3.42%

AllianceBernstein International Growth Portfolio
1 Year	1.76%
5 Year	2.83%
Since Inception*	2.10%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	1.20%
5 Year	2.12%
Since Inception*	2.42%

AllianceBernstein Global Core Bond Portfolio
1 Year	5.77%
5 Year	5.67%
Since Inception*	5.56%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	2.47%
5 Year	4.75%
Since Inception*	4.72%

AllianceBernstein High-Yield Portfolio
1 Year	9.00%
5 Year	11.69%
Since Inception*	9.15%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	11.82%
5 Years	16.41%
Since Inception*	9.75%

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	5.98%
5 Year	20.39%
Since Inception*	12.83%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	1.53%
5 Year	5.02%
Since Inception*	3.71%

AllianceBernstein Volatility Management Portfolio
1 Year	11.81%
Since Inception†	8.96%

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

†	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 10-11.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.20	$5.28	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,050.40	$8.99	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Class C
Actual	$1,000	$1,050.40	$8.94	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,055.60	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,051.80	$7.40	1.43%
Hypothetical**	$1,000	$1,018.00	$7.27	1.43%
Class K
Actual	$1,000	$1,053.80	$5.80	1.12%
Hypothetical**	$1,000	$1,019.56	$5.70	1.12%
Class I
Actual	$1,000	$1,055.00	$4.09	0.79%
Hypothetical**	$1,000	$1,021.22	$4.02	0.79%

Balanced Wealth Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,048.40	$4.85	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%
Class B
Actual	$1,000	$1,044.30	$8.50	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000	$1,044.30	$8.50	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Advisor Class
Actual	$1,000	$1,049.60	$3.31	0.64%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%
Class R
Actual	$1,000	$1,045.60	$6.86	1.33%
Hypothetical**	$1,000	$1,018.50	$6.77	1.33%
Class K
Actual	$1,000	$1,047.00	$5.26	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class I
Actual	$1,000	$1,049.00	$3.56	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.60	$4.97	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class B
Actual	$1,000	$1,028.50	$8.59	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Class C
Actual	$1,000	$1,028.50	$8.59	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Advisor Class
Actual	$1,000	$1,032.90	$3.48	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000	$1,029.40	$7.06	1.38%
Hypothetical**	$1,000	$1,018.25	$7.02	1.38%
Class K
Actual	$1,000	$1,031.70	$5.48	1.07%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000	$1,033.00	$3.79	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Expense Example

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,559.6

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholders report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 17. Additional performance for the Underlying Portfolios may be found on pages 28-31.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,332.7

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholders report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 17. Additional performance for the Underlying Portfolios may be found on pages 28-31.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $374.7

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholders report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 17. Additional performance for the Underlying Portfolios may be found on pages 28-31.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
Funds and Investment Trusts – 100.1%*
AllianceBernstein Cap Fund – Multi-Manager Alternative Strategies Fund – Class Z(a)	18,356,098	$185,763,709
AllianceBernstein Pooling Portfolio –International Growth Portfolio	21,483,395	204,092,252
AllianceBernstein Pooling Portfolio –International Value Portfolio	24,669,636	205,251,370
AllianceBernstein Pooling Portfolio –Multi-Asset Real Return Portfolio	11,979,833	107,099,708
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	6,371,076	80,020,722
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	5,570,523	79,547,063
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	14,324,615	240,367,033
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	17,868,510	240,510,151
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	17,445,934	218,597,551

Total Investments – 100.1% (cost $1,254,043,063)		1,561,249,559
Other assets less liabilities – (0.1)%		(1,611,967)

Net Assets – 100.0%		$1,559,637,592

*	To obtain a copy of the AllianceBernstein Pooling Portfolios’ financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. To obtain a copy of the SEC filings for the AllianceBernstein Cap Fund – Multi-Manager Alternative Strategies Fund, please go to the Securities and Exchange Commission’s website at www.sec.gov.

(a)	Non-income producing security.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%*
AllianceBernstein Cap Fund – Multi-Manager Alternative Strategies Fund – Class Z(a)	10,591,201	$107,182,958
AllianceBernstein Pooling Portfolio – Bond Inflation Protection Portfolio	9,673,279	99,151,110
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	23,342,619	245,564,349
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	7,977,418	86,953,858
AllianceBernstein Pooling Portfolio –International Growth Portfolio	10,513,687	99,880,030
AllianceBernstein Pooling Portfolio –International Value Portfolio	12,031,345	100,100,788
AllianceBernstein Pooling Portfolio –Multi-Asset Real Return Portfolio	6,628,261	59,256,654
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	2,387,059	29,981,457
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	2,152,283	30,734,603
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	7,613,721	127,758,230
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	9,497,346	127,834,281
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	17,649,989	221,154,362

Total Investments – 100.2% (cost $1,110,630,046)		1,335,552,680
Other assets less liabilities – (0.2)%		(2,869,672)

Net Assets – 100.0%		$1,332,683,008

*	To obtain a copy of the AllianceBernstein Pooling Portfolios’ financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.3%
Funds and Investment Trusts – 100.3%*
AllianceBernstein Cap Fund – Multi-Manager Alternative Strategies Fund – Class Z(a)	2,230,660	$22,574,277
AllianceBernstein Pooling Portfolio – Bond Inflation Protection Portfolio	3,474,583	35,614,475
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	8,573,505	90,193,275
AllianceBernstein Pooling Portfolio – International Growth Portfolio	1,571,617	14,930,358
AllianceBernstein Pooling Portfolio – International Value Portfolio	1,808,657	15,048,025
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	623,409	5,573,282
AllianceBernstein Pooling Portfolio – Short Duration Bond Portfolio	10,930,768	103,186,452
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	229,293	2,879,927
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	199,838	2,853,682
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,180,625	19,810,885
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	1,474,165	19,842,259
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	3,452,737	43,262,793

Total Investments – 100.3% (cost $329,491,592)		375,769,690
Other assets less liabilities – (0.3)%		(1,104,485)

Net Assets – 100.0%		$374,665,205

*	To obtain a copy of the AllianceBernstein Pooling Portfolios’ financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2014

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,254,043,063)	$1,561,249,559
Receivable for shares of beneficial interest sold	1,281,654
Receivable for investments sold	1,038,955

Total assets	1,563,570,168

Liabilities
Payable for shares of beneficial interest redeemed	2,653,010
Advisory fee payable	693,498
Distribution fee payable	273,012
Transfer Agent fee payable	98,114
Accrued expenses	214,942

Total liabilities	3,932,576

Net Assets	$1,559,637,592

Composition of Net Assets
Shares of beneficial interest, at par	$991
Additional paid-in capital	1,475,239,801
Undistributed net investment income	17,078,675
Accumulated net realized loss on investment transactions	(239,888,371)
Net unrealized appreciation on investments	307,206,496

$1,559,637,592

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$417,380,992	26,489,585	$15.76	*

B	$57,541,186	3,679,382	$15.64

C	$134,674,978	8,623,314	$15.62

Advisor	$921,934,787	58,533,974	$15.75

R	$5,664,813	362,536	$15.63

K	$17,864,985	1,140,983	$15.66

I	$4,575,851	291,130	$15.72

*	The maximum offering price per share for Class A shares was $16.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,110,630,046)	$1,335,552,680
Receivable for shares of beneficial interest sold	601,590
Receivable for investments sold	490,939

Total assets	1,336,645,209

Liabilities
Payable for shares of beneficial interest redeemed	2,527,536
Distribution fee payable	534,869
Advisory fee payable	528,445
Transfer Agent fee payable	89,137
Accrued expenses	282,214

Total liabilities	3,962,201

Net Assets	$1,332,683,008

Composition of Net Assets
Shares of beneficial interest, at par	$934
Additional paid-in capital	1,345,211,934
Accumulated net realized loss on investment transactions	(237,452,494)
Net unrealized appreciation on investments	224,922,634

$1,332,683,008

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$782,044,430	54,663,639	$14.31	*

B	$118,556,295	8,391,871	$14.13

C	$266,720,210	18,851,181	$14.15

Advisor	$109,578,215	7,612,181	$14.40

R	$11,761,279	827,472	$14.21

K	$29,818,284	2,090,708	$14.26

I	$14,204,295	989,758	$14.35

*	The maximum offering price per share for Class A shares was $14.95 which reflects a sales charge of 4.25%.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $329,491,592)	$375,769,690
Receivable for investments sold	183,005
Receivable for shares of beneficial interest sold	150,200

Total assets	376,102,895

Liabilities
Payable for shares of beneficial interest redeemed	965,527
Distribution fee payable	170,553
Advisory fee payable	155,833
Transfer Agent fee payable	22,129
Accrued expenses	123,648

Total liabilities	1,437,690

Net Assets	$374,665,205

Composition of Net Assets
Shares of beneficial interest, at par	$303
Additional paid-in capital	366,878,929
Distributions in excess of net investment income	(173,145)
Accumulated net realized loss on investment transactions	(38,318,980)
Net unrealized appreciation on investments	46,278,098

$374,665,205

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$209,188,889	16,827,486	$12.43	*

B	$37,180,996	3,025,685	$12.29

C	$95,109,508	7,740,713	$12.29

Advisor	$16,799,901	1,345,635	$12.48

R	$7,237,237	582,562	$12.42

K	$8,610,922	694,142	$12.41

I	$537,752	43,166	$12.46

*	The maximum offering price per share for Class A shares was $12.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2014

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$54,016,373	$52,215,018	$11,397,393

Expenses
Advisory fee (see Note B)	9,877,550	7,384,398	2,149,204
Distribution fee – Class A	1,228,427	2,303,017	642,583
Distribution fee – Class B	699,222	1,450,440	446,859
Distribution fee – Class C	1,354,187	2,698,711	998,429
Distribution fee – Class R	28,389	72,572	36,096
Distribution fee – Class K	44,761	68,585	22,640
Transfer agency – Class A	296,695	767,055	205,230
Transfer agency – Class B	61,107	158,661	46,398
Transfer agency – Class C	106,564	281,699	99,176
Transfer agency – Advisor Class	633,612	104,323	13,822
Transfer agency – Class R	14,762	37,737	18,770
Transfer agency – Class K	35,809	54,868	17,870
Transfer agency – Class I	5,166	16,225	892
Printing	251,229	237,508	67,687
Custodian	64,250	64,250	64,250
Trustees’ fees	58,764	58,764	58,764
Registration fees	55,390	61,571	51,006
Legal	38,757	38,832	38,840
Audit and tax	34,116	34,116	34,116
Miscellaneous	27,108	27,299	13,046

Total expenses	14,915,865	15,920,631	5,025,678
Less: expenses waived by the Adviser (see Note B)	(155,977)	(89,815)	(18,965)

Net expenses	14,759,888	15,830,816	5,006,713

Net investment income	39,256,485	36,384,202	6,390,680

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares	25,132,368	31,975,765	9,878,248
Net realized gain distributions from affiliated Underlying Portfolios	52,966,919	31,640,916	5,502,723
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	159,654,804	90,963,426	12,124,295

Net gain on investment transactions	237,754,091	154,580,107	27,505,266

Net Increase in Net Assets from Operations	$277,010,576	$190,964,309	$33,895,946

See notes to financial statements.

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$39,256,485	$7,492,034
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	25,132,368	(32,948,276)
Net realized gain distributions from affiliated Underlying Portfolios	52,966,919	23,848,628
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	159,654,804	215,852,862

Net increase in net assets from operations	277,010,576	214,245,248
Dividends to Shareholders from
Net investment income
Class A	(7,497,361)	(3,318,812)
Class B	(534,105)	– 0	–
Class C	(1,256,403)	(56,564)
Advisor Class	(19,219,440)	(9,207,335)
Class R	(74,718)	– 0	–
Class K	(328,012)	(139,066)
Class I	(95,327)	(41,603)
Transactions in Shares of Beneficial Interest
Net decrease	(104,879,661)	(227,386,081)

Total increase (decrease)	143,125,549	(25,904,213)
Net Assets
Beginning of period	1,416,512,043	1,442,416,256

End of period (including undistributed net investment income of $17,078,675 and $6,827,556, respectively)	$1,559,637,592	$1,416,512,043

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2014		Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,384,202		$23,342,080
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	31,975,765		(1,623,623)
Net realized gain distributions from affiliated Underlying Portfolios	31,640,916		18,043,420
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	90,963,426		87,426,068

Net increase in net assets from operations	190,964,309		127,187,945
Dividends and Distributions to Shareholders from
Net investment income
Class A	(21,155,342)		(13,838,754)
Class B	(4,050,378)		(2,980,171)
Class C	(6,990,884)		(4,065,644)
Advisor Class	(2,956,585)		(1,944,900)
Class R	(468,665)		(310,464)
Class K	(759,769)		(464,673)
Class I	(385,724)		(261,343)
Return of capital
Class A	– 0	–	(174,104)
Class B	– 0	–	(37,493)
Class C	– 0	–	(51,149)
Advisor Class	– 0	–	(24,469)
Class R	– 0	–	(3,906)
Class K	– 0	–	(5,846)
Class I	– 0	–	(3,288)
Transactions in Shares of Beneficial Interest
Net decrease	(134,543,549)		(274,442,254)

Total increase (decrease)	19,653,413		(171,420,513)
Net Assets
Beginning of period	1,313,029,595		1,484,450,108

End of period (including distributions in excess of net investment income of $– 0 – and ($523,869), respectively)	$1,332,683,008		$1,313,029,595

See notes to financial statements.

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$6,390,680	$6,378,204
Net realized gain on sale of affiliated Underlying Portfolio shares	9,878,248	3,942,204
Net realized gain distributions from affiliated Underlying Portfolios	5,502,723	4,458,852
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	12,124,295	2,210,273

Net increase in net assets from operations	33,895,946	16,989,533
Dividends to Shareholders from
Net investment income
Class A	(3,852,084)	(4,035,785)
Class B	(706,599)	(843,787)
Class C	(1,501,887)	(1,479,459)
Advisor Class	(259,567)	(215,031)
Class R	(120,104)	(105,205)
Class K	(178,161)	(151,778)
Class I	(17,679)	(19,722)
Transactions in Shares of Beneficial Interest
Net decrease	(57,823,563)	(93,450,528)

Total decrease	(30,563,698)	(83,311,762)
Net Assets
Beginning of period	405,228,903	488,540,665

End of period (including distributions in excess of net investment income of ($173,145) and ($489,968), respectively)	$374,665,205	$405,228,903

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2014

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Mutual Funds (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2014:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Investment Companies	$1,561,249,559	$	– 0	–	$	– 0	–	$1,561,249,559

Balanced Wealth Strategy
Investment Companies	1,335,552,680		– 0	–		– 0	–	1,335,552,680

Conservative Wealth Strategy
Investment Companies	375,769,690		– 0	–		– 0	–	375,769,690

*	There were no transfers between any levels during the reporting period.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $541,791, $521,597 and $143,136 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the year ended August 31, 2014.

In connection with their investments in AllianceBernstein Cap Fund—Multi-Manager Alternative Strategies Fund (“MMAS”), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying sub advisory fees to sub-advisers and (ii) waive an additional portion of the Strategies’ investment advisory fee payable under the Advisory Agreement in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategy as an acquired fund fee and expense. This fee waiver will remain in effect until December 31, 2015. For the year ended August 31, 2014, the advisory fees paid were reduced by $155,977, $89,815 and $18,965 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2014 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$22,635	$6,627	$11,254	$4,445
Balanced Wealth	47,168	10,198	17,689	8,710
Conservative Wealth	11,262	2,225	4,006	3,858

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .25% (prior to August 1, 2014, .30%) of each Strategies’ average daily net assets attributable to Class A shares.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2014 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$301,329,422	$342,172,773
Balanced Wealth	196,052,121	298,582,399
Conservative Wealth	43,675,689	95,988,715

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Strategy	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$1,360,036,500	$307,206,496	$(105,993,437)	$201,213,059
Balanced Wealth	1,160,017,095	229,611,839	(54,076,254)	175,535,585
Conservative Wealth	336,696,415	47,489,208	(8,415,933)	39,073,275

1. Currency Translation

A Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Notes to Financial Statements

held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Wealth Appreciation Strategy
Shares	Amount
Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	1,282,041	1,770,240	$18,923,786	$22,526,194

Shares issued in reinvestment of dividends	503,043	264,657	7,148,256	3,170,594

Shares converted from Class B	1,555,055	1,365,949	22,985,830	17,321,112

Shares redeemed	(5,453,908)	(9,752,759)	(80,780,974)	(123,192,289)

Net decrease	(2,113,769)	(6,351,913)	$(31,723,102)	$(80,174,389)

Class B
Shares sold	78,018	122,953	$1,141,525	$1,548,366

Shares issued in reinvestment of dividends	35,711	– 0	–	506,385	– 0	–

Shares converted to Class A	(1,565,878)	(1,379,983)	(22,985,830)	(17,321,112)

Shares redeemed	(761,701)	(1,493,125)	(11,183,432)	(18,606,603)

Net decrease	(2,213,850)	(2,750,155)	$(32,521,352)	$(34,379,349)

Class C
Shares sold	398,800	439,981	$5,858,129	$5,539,965

Shares issued in reinvestment of dividends	81,012	4,345	1,147,125	51,702

Shares redeemed	(1,682,379)	(2,913,839)	(24,712,687)	(36,250,274)

Net decrease	(1,202,567)	(2,469,513)	$(17,707,433)	$(30,658,607)

Advisor Class
Shares sold	7,926,158	10,813,378	$117,408,259	$137,085,604

Shares issued in reinvestment of dividends	1,290,979	731,703	18,306,078	8,751,172

Shares redeemed	(10,558,279)	(17,544,625)	(156,071,024)	(221,659,729)

Net decrease	(1,341,142)	(5,999,544)	$(20,356,687)	$(75,822,953)

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Wealth Appreciation Strategy
Shares	Amount
Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class R
Shares sold	57,802	102,846	$850,464	$1,284,219

Shares issued in reinvestment of dividends	5,288	– 0	–	74,718	– 0	–

Shares redeemed	(150,813)	(355,289)	(2,180,136)	(4,387,596)

Net decrease	(87,723)	(252,443)	$(1,254,954)	$(3,103,377)

Class K
Shares sold	239,886	183,959	$3,477,226	$2,328,849

Shares issued in reinvestment of dividends	23,214	11,677	328,011	139,066

Shares redeemed	(350,675)	(403,515)	(5,122,475)	(5,108,800)

Net decrease	(87,575)	(207,879)	$(1,317,238)	$(2,640,885)

Class I
Shares sold	15,705	24,138	$232,213	$306,980

Shares issued in reinvestment of dividends	6,737	3,484	95,327	41,603

Shares redeemed	(22,507)	(75,278)	(326,435)	(955,104)

Net increase (decrease)	(65)	(47,656)	$1,105	$(606,521)

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	3,469,358	3,741,429	$47,110,675	$46,806,212

Shares issued in reinvestment of dividends and distributions	1,502,936	1,068,061	19,716,458	13,155,083

Shares converted from Class B	3,515,581	3,170,746	47,792,953	39,722,421

Shares redeemed	(11,307,190)	(17,201,776)	(153,987,628)	(213,996,980)

Net decrease	(2,819,315)	(9,221,540)	$(39,367,542)	$(114,313,264)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class B
Shares sold	118,831	160,715	$1,595,115	$1,999,408

Shares issued in reinvestment of dividends and distributions	296,277	234,093	3,857,103	2,866,346

Shares converted to Class A	(3,549,112)	(3,188,509)	(47,792,953)	(39,722,421)

Shares redeemed	(1,678,961)	(3,517,500)	(22,594,495)	(43,509,632)

Net decrease	(4,812,965)	(6,311,201)	$(64,935,230)	$(78,366,299)

Class C
Shares sold	1,163,462	953,180	$15,650,227	$11,900,107

Shares issued in reinvestment of dividends and distributions	479,909	301,511	6,257,353	3,700,327

Shares redeemed	(3,545,757)	(5,587,139)	(47,915,643)	(69,258,564)

Net decrease	(1,902,386)	(4,332,448)	$(26,008,063)	$(53,658,130)

Advisor Class
Shares sold	1,535,329	1,626,380	$20,956,873	$20,380,214

Shares issued in reinvestment of dividends and distributions	158,280	112,008	2,084,457	1,383,157

Shares redeemed	(1,584,732)	(2,963,730)	(21,647,451)	(37,057,739)

Net increase (decrease)	108,877	(1,225,342)	$1,393,879	$(15,294,368)

Class R
Shares sold	174,008	218,321	$2,355,261	$2,722,397

Shares issued in reinvestment of dividends and distributions	35,889	25,592	468,665	314,042

Shares redeemed	(747,128)	(572,306)	(10,009,389)	(7,109,098)

Net decrease	(537,231)	(328,393)	$(7,185,463)	$(4,072,659)

Class K
Shares sold	491,732	181,078	$6,678,610	$2,269,970

Shares issued in reinvestment of dividends and distributions	58,089	38,291	759,768	470,518

Shares redeemed	(432,787)	(827,972)	(5,848,516)	(10,207,617)

Net increase (decrease)	117,034	(608,603)	$1,589,862	$(7,467,129)

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class I
Shares sold	56,309	81,402	$771,353	$1,010,219

Shares issued in reinvestment of dividends and distributions	29,286	21,412	384,507	263,874

Shares redeemed	(87,731)	(201,489)	(1,186,852)	(2,544,498)

Net decrease	(2,136)	(98,675)	$(30,992)	$(1,270,405)

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	1,215,550	2,037,172	$14,637,525	$23,645,471

Shares issued in reinvestment of dividends	298,350	320,173	3,513,986	3,713,788

Shares converted from Class B	896,653	1,036,152	10,764,506	12,052,474

Shares redeemed	(4,542,102)	(6,988,949)	(54,639,550)	(81,150,186)

Net decrease	(2,131,549)	(3,595,452)	$(25,723,533)	$(41,738,453)

Class B
Shares sold	56,488	72,315	$677,339	$828,765

Shares issued in reinvestment of dividends	56,725	68,290	662,401	789,548

Shares converted to Class A	(904,811)	(1,042,141)	(10,764,506)	(12,052,474)

Shares redeemed	(738,483)	(1,296,198)	(8,811,448)	(14,931,215)

Net decrease	(1,530,081)	(2,197,734)	$(18,236,214)	$(25,365,376)

Class C
Shares sold	442,812	562,338	$5,290,038	$6,489,095

Shares issued in reinvestment of dividends	113,466	112,412	1,325,010	1,299,872

Shares redeemed	(1,935,031)	(2,616,738)	(23,069,019)	(30,106,672)

Net decrease	(1,378,753)	(1,941,988)	$(16,453,971)	$(22,317,705)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Advisor Class
Shares sold	729,419	413,762	$8,747,622	$4,807,869

Shares issued in reinvestment of dividends	17,691	14,541	209,054	168,874

Shares redeemed	(408,718)	(610,319)	(4,939,009)	(7,098,408)

Net increase (decrease)	338,392	(182,016)	$4,017,667	$(2,121,665)

Class R
Shares sold	100,672	148,974	$1,220,883	$1,731,018

Shares issued in reinvestment of dividends	10,193	9,035	120,104	105,205

Shares redeemed	(155,799)	(239,101)	(1,876,628)	(2,759,677)

Net decrease	(44,934)	(81,092)	$(535,641)	$(923,454)

Class K
Shares sold	168,140	140,301	$2,015,979	$1,620,858

Shares issued in reinvestment of dividends	15,152	13,094	178,159	151,777

Shares redeemed	(225,563)	(215,169)	(2,696,365)	(2,487,114)

Net decrease	(42,271)	(61,774)	$(502,227)	$(714,479)

Class I
Shares sold	8,294	14,274	$99,710	$164,702

Shares issued in reinvestment of dividends	1,500	1,701	17,678	19,722

Shares redeemed	(42,023)	(39,255)	(507,032)	(453,820)

Net decrease	(32,229)	(23,280)	$(389,644)	$(269,396)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2014.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

Wealth Appreciation Strategy	2014		2013
Distributions paid from:
Ordinary income	$29,005,366		$12,763,380

Total taxable distributions	29,005,366		12,763,380

Total distributions paid	$29,005,366		$12,763,380

Balanced Wealth Strategy	2014		2013
Distributions paid from:
Ordinary income	$36,767,347		$23,865,949

Total taxable distributions	36,767,347		23,865,949
Tax return of capital	– 0	–	300,255

Total distributions paid	$36,767,347		$24,166,204

Conservative Wealth Strategy	2014		2013
Distributions paid from:
Ordinary income	$6,636,081		$6,850,767

Total taxable distributions	6,636,081		6,850,767

Total distributions paid	$6,636,081		$6,850,767

As of August 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$21,652,393		$(138,468,651)	$201,213,059	$84,396,801
Balanced Wealth	– 0	–	(188,065,445)	175,535,585	(12,529,860)
Conservative Wealth	– 0	–	(31,287,302)	39,073,275	7,785,973

(a)

During the fiscal year ended August 31, 2014 all three Strategies utilized capital loss carryforwards to offset current year net realized gains. Wealth Appreciation Strategy utilized $76,723,686 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $133,889,027 at fiscal year end. Balanced Wealth Strategy utilized $63,446,045 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $188,064,511 at fiscal year end. Conservative Wealth Strategy utilized $12,758,939 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $31,109,470 at fiscal year end. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Similarly, net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation Strategy and Balanced Wealth Strategy elected to defer $5,906 and $934 of post-October short-term capital losses that are deemed

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

to arise on September 1, 2014. Additionally, Wealth Appreciation Strategy and Conservative Wealth Strategy elected to defer $4,573,718 and $177,832 of qualified late-year ordinary losses that are deemed to arise on September 1, 2014.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2014, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$86,002,777	n/a	2018
Wealth Appreciation	47,886,250	n/a	2019
Balanced Wealth	108,007,072	n/a	2018
Balanced Wealth	80,057,439	n/a	2019
Conservative Wealth	17,469,035	n/a	2018
Conservative Wealth	13,640,435	n/a	2019

During the current fiscal year, certain Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to return of capital distributions received from underlying securities and dividend overdistributions—is reflected as an adjustment to the components of capital as of August 31, 2014 as shown below:

Strategy	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income(Loss)			Increase (Decrease) to Accumulated Net Realized Gain(Loss) on Investments
Wealth Appreciation	$	– 0	–	$	– 0	–	$	– 0	–
Balanced Wealth		(907,019)			907,014			5
Conservative Wealth		(562,368)			562,224			144

NOTE I

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 13.36	$ 11.63	$ 11.26	$ 10.00		$ 9.89

Income From Investment Operations
Net investment income(a)	.37 ^	.06	.10	.19		.09
Net realized and unrealized gain on investment transactions	2.30	1.77	.46	1.17		.14

Net increase in net asset value from operations	2.67	1.83	.56	1.36		.23

Less: Dividends
Dividends from net investment income	(.27)	(.10)	(.19)	(.10)		(.12)

Net asset value, end of period	$ 15.76	$ 13.36	$ 11.63	$ 11.26		$ 10.00

Total Return
Total investment return based on net asset value(b)	20.21%	15.86%	5.11%	13.58%		2.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$417,381	$382,178	$406,461	$471,196		$518,314
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.05%	1.07%	1.09%	1.09	%+	1.10	%+
Expenses, before waivers/reimbursements(c)	1.06%	1.07%	1.09%	1.09	%+	1.10	%+
Net investment income	2.52%^	.48%	.88%	1.60	%+	.86	%+
Portfolio turnover rate	20%	4%	29%	4%		4%

See footnote summary on page 83.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.20	$ 11.47	$ 11.08	$ 9.84	$ 9.73

Income From Investment Operations
Net investment income (loss)(a)	.31	^	(.02)	.02	.10	.01
Net realized and unrealized gain on investment transactions	2.23	1.75	.45	1.16	.15

Net increase in net asset value from operations	2.54	1.73	.47	1.26	.16

Less: Dividends
Dividends from net investment income	(.10)	– 0	–	(.08)	(.02)	(.05)

Net asset value, end of period	$ 15.64	$ 13.20	$ 11.47	$ 11.08	$ 9.84

Total Return
Total investment return based on net asset value(b)	19.33%	15.08%	4.29%	12.76%	1.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,541	$77,795	$99,167	$135,139	$151,107
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.76%	1.79%	1.82%	1.83	%+	1.84	%+
Expenses, before waivers/reimbursements(c)	1.77%	1.79%	1.82%	1.83	%+	1.84	%+
Net investment income (loss)	2.10	%^	(.17)%	.21%	.85	%+	.13	%+
Portfolio turnover rate	20%	4%	29%	4%	4%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class C
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 13.21	$ 11.49	$ 11.09	$ 9.85		$ 9.74

Income From Investment Operations
Net investment income (loss)(a)	.27 ^	(.03)	.02	.10		.02
Net realized and unrealized gain on investment transactions	2.27	1.76	.46	1.16		.14

Net increase in net asset value from operations	2.54	1.73	.48	1.26		.16

Less: Dividends
Dividends from net investment income	(.13)	(.01)	(.08)	(.02)		(.05)

Net asset value, end of period	$ 15.62	$ 13.21	$ 11.49	$ 11.09		$ 9.85

Total Return
Total investment return based on net asset value(b)	19.36%	15.02%	4.39%	12.74%		1.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,675	$129,818	$141,224	$173,437		$198,641
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.75%	1.78%	1.80%	1.80	%+	1.82	%+
Expenses, before waivers/reimbursements(c)	1.76%	1.78%	1.80%	1.80	%+	1.82	%+
Net investment income (loss)	1.84%^	(.22)%	.19%	.88	%+	.15	%+
Portfolio turnover rate	20%	4%	29%	4%		4%

See footnote summary on page 83.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 13.37	$ 11.64	$ 11.29	$ 10.02		$ 9.91

Income From Investment Operations
Net investment income(a)	.41 ^	.09	.12	.22		.12
Net realized and unrealized gain on investment transactions	2.30	1.79	.46	1.19		.14

Net increase in net asset value from operations	2.71	1.88	.58	1.41		.26

Less: Dividends
Dividends from net investment income	(.33)	(.15)	(.23)	(.14)		(.15)

Net asset value, end of period	$ 15.75	$ 13.37	$ 11.64	$ 11.29		$ 10.02

Total Return
Total investment return based on net asset value(b)	20.53%	16.27%	5.36%	13.99%		2.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$921,935	$800,563	$766,969	$716,998		$595,665
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	.75%	.77%	.79%	.79	%+	.80	%+
Expenses, before waivers/reimbursements(c)	.76%	.77%	.79%	.79	%+	.80	%+
Net investment income	2.77%^	.74%	1.07%	1.79	%+	1.13	%+
Portfolio turnover rate	20%	4%	29%	4%		4%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Year Ended August 31,
	2014	2013		2012	2011		2010

Net asset value, beginning of period	$ 13.22	$ 11.45		$ 11.07	$ 9.83		$ 9.75

Income From Investment Operations
Net investment income(a)	.33 ^	.03		.08	.14		.05
Net realized and unrealized gain on investment transactions	2.26	1.74		.44	1.16		.14

Net increase in net asset value from operations	2.59	1.77		.52	1.30		.19

Less: Dividends
Dividends from net investment income	(.18)	– 0	–	(.14)	(.06)		(.11)

Net asset value, end of period	$ 15.63	$ 13.22		$ 11.45	$ 11.07		$ 9.83

Total Return
Total investment return based on net asset value(b)	19.75%	15.46%		4.78%	13.21%		1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,665	$5,953		$8,045	$17,480		$17,617
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.43%	1.41%		1.45%	1.46	%+	1.45	%+
Expenses, before waivers/reimbursements(c)	1.44%	1.41%		1.45%	1.46	%+	1.45	%+
Net investment income	2.27%^	.21%		.69%	1.17	%+	.50	%+
Portfolio turnover rate	20%	4%		29%	4%		4%

See footnote summary on page 83.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 13.28	$ 11.57	$ 11.18	$ 9.93		$ 9.83

Income From Investment Operations
Net investment income(a)	.37 ^	.05	.09	.17		.08
Net realized and unrealized gain on investment transactions	2.27	1.76	.46	1.18		.15

Net increase in net asset value from operations	2.64	1.81	.55	1.35		.23

Less: Dividends
Dividends from net investment income	(.26)	(.10)	(.16)	(.10)		(.13)

Net asset value, end of period	$ 15.66	$ 13.28	$ 11.57	$ 11.18		$ 9.93

Total Return
Total investment return based on net asset value(b)	20.12%	15.78%	5.07%	13.53%		2.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,865	$16,319	$16,616	$21,677		$20,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.12%	1.11%	1.13%	1.15	%+	1.13	%+
Expenses, before waivers/reimbursements(c)	1.13%	1.11%	1.13%	1.15	%+	1.13	%+
Net investment income	2.48%^	.42%	.83%	1.45	%+	.78	%+
Portfolio turnover rate	20%	4%	29%	4%		4%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Year Ended August 31,
	2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 13.34		$ 11.61	$ 11.25	$ 9.99		$ 9.88

Income From Investment Operations
Net investment income(a)	.41	^	.09	.18	.22		.13
Net realized and unrealized gain on investment transactions	2.29		1.77	.41	1.18		.13

Net increase in net asset value from operations	2.70		1.86	.59	1.40		.26

Less: Dividends
Dividends from net investment income	(.32)		(.13)	(.23)	(.14)		(.15)

Net asset value, end of period	$ 15.72		$ 13.34	$ 11.61	$ 11.25		$ 9.99

Total Return
Total investment return based on net asset value(b)	20.53%		16.16%	5.43%	13.90%		2.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,576		$3,886	$3,934	$10,552		$11,094
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	.79	%(d)	.79%	.80%	.82	%+	.80	%+
Expenses, before waivers/reimbursements(c)	.81	%(d)	.79%	.80%	.82	%+	.80	%+
Net investment income	2.78	%(d)^	.72%	1.53%	1.82	%+	1.18	%+
Portfolio turnover rate	20%		4%	29%	4%		4%

See footnote summary on page 83.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.74	$ 11.85	$ 11.47	$ 10.61	$ 10.14

Income From Investment Operations
Net investment income(a)	.39	^	.23	.22	.33	.24
Net realized and unrealized gain on investment transactions	1.56	.89	.44	.83	.47

Net increase in net asset value from operations	1.95	1.12	.66	1.16	.71

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.23)	(.26)	(.30)	(.24)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)

Total dividends and distributions	(.38)	(.23)	(.28)	(.30)	(.24)

Net asset value, end of period	$ 14.31	$ 12.74	$ 11.85	$ 11.47	$ 10.61

Total Return
Total investment return based on net asset value(b)	15.56%	9.49%	5.81%	10.86%	6.98%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$782	$732	$791	$927	$1,022
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	.98%	.99%	1.00%	.99	%+	.99	%+
Expenses, before waivers/reimbursements(c)	.99%	.99%	1.00%	.99	%+	.99	%+
Net investment income	2.87	%^	1.87%	1.93%	2.77	%+	2.19	%+
Portfolio turnover rate	15%	4%	34%	4%	5%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.64	$ 11.80	$ 11.40	$ 10.55	$ 10.09

Income From Investment Operations
Net investment income(a)	.33	^	.16	.14	.24	.16
Net realized and unrealized gain on investment transactions	1.50	.86	.43	.82	.46

Net increase in net asset value from operations	1.83	1.02	.57	1.06	.62

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.18)	(.16)	(.21)	(.16)
Tax return of capital	– 0	–	(.00	)(d)	(.01)	– 0	–	(.00	)(d)

Total dividends and distributions	(.34)	(.18)	(.17)	(.21)	(.16)

Net asset value, end of period	$ 14.13	$ 12.64	$ 11.80	$ 11.40	$ 10.55

Total Return
Total investment return based on net asset value(b)	14.75%	8.66%	5.06%	10.04%	6.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118,556	$166,923	$230,241	$309,895	$354,756
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.69%	1.70%	1.72%	1.72	%+	1.72	%+
Expenses, before waivers/reimbursements(c)	1.70%	1.70%	1.72%	1.72	%+	1.72	%+
Net investment income	2.41	%^	1.26%	1.25%	2.06	%+	1.47	%+
Portfolio turnover rate	15%	4%	34%	4%	5%

See footnote summary on page 83.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.66	$ 11.82	$ 11.42	$ 10.56	$ 10.10

Income From Investment Operations
Net investment income(a)	.30	^	.15	.14	.24	.16
Net realized and unrealized gain on investment transactions	1.54	.87	.43	.83	.46

Net increase in net asset value from operations	1.84	1.02	.57	1.07	.62

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.18)	(.16)	(.21)	(.16)
Tax return of capital	– 0	–	(.00	)(d)	(.01)	– 0	–	(.00	)(d)

Total dividends and distributions	(.35)	(.18)	(.17)	(.21)	(.16)

Net asset value, end of period	$ 14.15	$ 12.66	$ 11.82	$ 11.42	$ 10.56

Total Return
Total investment return based on net asset value(b)	14.74%	8.67%	5.08%	10.12%	6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$266,720	$262,751	$296,426	$375,644	$430,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.69%	1.69%	1.70%	1.70	%+	1.70	%+
Expenses, before waivers/reimbursements(c)	1.69%	1.69%	1.70%	1.70	%+	1.70	%+
Net investment income	2.20	%^	1.17%	1.24%	2.07	%+	1.49	%+
Portfolio turnover rate	15%	4%	34%	4%	5%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.79	$ 11.88	$ 11.51	$ 10.64	$ 10.17

Income From Investment Operations
Net investment income(a)	.43	^	.27	.24	.35	.26
Net realized and unrealized gain on investment transactions	1.57	.89	.45	.85	.48

Net increase in net asset value from operations	2.00	1.16	.69	1.20	.74

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.25)	(.30)	(.33)	(.27)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)

Total dividends and distributions	(.39)	(.25)	(.32)	(.33)	(.27)

Net asset value, end of period	$ 14.40	$ 12.79	$ 11.88	$ 11.51	$ 10.64

Total Return
Total investment return based on net asset value(b)	15.94%	9.81%	6.09%	11.24%	7.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,579	$95,982	$103,716	$103,772	$84,269
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	.68%	.69%	.70%	.69	%+	.69	%+
Expenses, before waivers/reimbursements(c)	.69%	.69%	.70%	.69	%+	.69	%+
Net investment income	3.17	%^	2.14%	2.12%	2.93	%+	2.45	%+
Portfolio turnover rate	15%	4%	34%	4%	5%

See footnote summary on page 83.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class R
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.69	$ 11.82	$ 11.44	$ 10.58	$ 10.12

Income From Investment Operations
Net investment income(a)	.41	^	.20	.18	.25	.19
Net realized and unrealized gain on investment transactions	1.47	.87	.42	.87	.47

Net increase in net asset value from operations	1.88	1.07	.60	1.12	.66

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.20)	(.20)	(.26)	(.20)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)

Total dividends and distributions	(.36)	(.20)	(.22)	(.26)	(.20)

Net asset value, end of period	$ 14.21	$ 12.69	$ 11.82	$ 11.44	$ 10.58

Total Return
Total investment return based on net asset value(b)	15.09%	9.13%	5.35%	10.55%	6.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,761	$17,316	$20,020	$34,602	$24,966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.34%	1.35%	1.35%	1.35	%+	1.35	%+
Expenses, before waivers/reimbursements(c)	1.35%	1.35%	1.35%	1.35	%+	1.35	%+
Net investment income	3.05	%^	1.62%	1.56%	2.08	%+	1.80	%+
Portfolio turnover rate	15%	4%	34%	4%	5%

See	footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class K
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.71	$ 11.83	$ 11.45	$ 10.60	$ 10.13

Income From Investment Operations
Net investment income(a)	.35	^	.22	.23	.32	.22
Net realized and unrealized gain on investment transactions	1.58	.88	.43	.82	.49

Net increase in net asset value from operations	1.93	1.10	.66	1.14	.71

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.22)	(.26)	(.29)	(.24)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)

Total dividends and distributions	(.38)	(.22)	(.28)	(.29)	(.24)

Net asset value, end of period	$ 14.26	$ 12.71	$ 11.83	$ 11.45	$ 10.60

Total Return
Total investment return based on net asset value(b)	15.44%	9.40%	5.85%	10.74%	6.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,819	$25,081	$30,538	$26,355	$24,859
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.03%	1.04%	1.02%	1.04	%+	1.03	%+
Expenses, before waivers/reimbursements(c)	1.04%	1.04%	1.02%	1.04	%+	1.03	%+
Net investment income	2.59	%^	1.76%	1.95%	2.72	%+	2.06	%+
Portfolio turnover rate	15%	4%	34%	4%	5%

See	footnote summary on page 83.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class I
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.76	$ 11.85	$ 11.48	$ 10.62	$ 10.15

Income From Investment Operations
Net investment income(a)	.43	^	.26	.27	.36	.26
Net realized and unrealized gain on investment transactions	1.55	.89	.42	.83	.48

Net increase in net asset value from operations	1.98	1.15	.69	1.19	.74

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.24)	(.30)	(.33)	(.27)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)

Total dividends and distributions	(.39)	(.24)	(.32)	(.33)	(.27)

Net asset value, end of period	$ 14.35	$ 12.76	$ 11.85	$ 11.48	$ 10.62

Total Return
Total investment return based on net asset value(b)	15.82%	9.82%	6.10%	11.14%	7.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,204	$12,653	$12,925	$21,796	$21,211
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	.70%	.71%	.70%	.71	%+	.69	%+
Expenses, before waivers/reimbursements(c)	.71%	.71%	.70%	.71	%+	.69	%+
Net investment income	3.14	%^	2.12%	2.34%	3.00	%+	2.49	%+
Portfolio turnover rate	15%	4%	34%	4%	5%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.59	$ 11.34	$ 11.17	$ 10.66	$ 10.14

Income From Investment Operations
Net investment income(a)	.23	^	.20	.23	.26	.20
Net realized and unrealized gain on investment transactions	.82	.25	.20	.51	.53

Net increase in net asset value from operations	1.05	.45	.43	.77	.73

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.20)	(.26)	(.26)	(.21)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.21)	(.20)	(.26)	(.26)	(.21)

Net asset value, end of period	$ 12.43	$ 11.59	$ 11.34	$ 11.17	$ 10.66

Total Return
Total investment return based on net asset value(b)	9.20%	3.93%	3.93%	7.23%	7.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$209,189	$219,653	$255,748	$292,825	$346,347
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.02%	1.03%	1.02%	1.01	%+	1.00	%+
Expenses, before waivers/reimbursements(c)	1.03%	1.03%	1.02%	1.01	%+	1.00	%+
Net investment income	1.88	%^	1.70%	2.08%	2.34	%+	1.87	%+
Portfolio turnover rate	11%	4%	21%	4%	5%

See footnote summary on page 83.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08

Income From Investment Operations
Net investment income(a)	.15	^	.12	.16	.18	.12
Net realized and unrealized gain on investment transactions	.81	.24	.19	.50	.53

Net increase in net asset value from operations	.96	.36	.35	.68	.65

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.15)	(.16)	(.18)	(.13)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.17)	(.15)	(.16)	(.18)	(.13)

Net asset value, end of period	$ 12.29	$ 11.50	$ 11.29	$ 11.10	$ 10.60

Total Return
Total investment return based on net asset value(b)	8.46%	3.17%	3.21%	6.43%	6.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,181	$52,372	$76,229	$101,883	$119,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.73%	1.74%	1.75%	1.74	%+	1.72	%+
Expenses, before waivers/reimbursements(c)	1.74%	1.74%	1.75%	1.74	%+	1.72	%+
Net investment income	1.28	%^	1.06%	1.42%	1.61	%+	1.17	%+
Portfolio turnover rate	11%	4%	21%	4%	5%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08

Income From Investment Operations
Net investment income(a)	.14	^	.11	.15	.18	.12
Net realized and unrealized gain on investment transactions	.82	.25	.21	.50	.53

Net increase in net asset value from operations	.96	.36	.36	.68	.65

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.15)	(.17)	(.18)	(.13)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.17)	(.15)	(.17)	(.18)	(.13)

Net asset value, end of period	$ 12.29	$ 11.50	$ 11.29	$ 11.10	$ 10.60

Total Return
Total investment return based on net asset value(b)	8.47%	3.18%	3.24%	6.43%	6.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,109	$104,830	$124,847	$148,245	$171,195
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.73%	1.73%	1.73%	1.72	%+	1.71	%+
Expenses, before waivers/reimbursements(c)	1.73%	1.73%	1.73%	1.72	%+	1.71	%+
Net investment income	1.20	%^	.98%	1.39%	1.63	%+	1.17	%+
Portfolio turnover rate	11%	4%	21%	4%	5%

See footnote summary on page 83.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.62	$ 11.35	$ 11.19	$ 10.68	$ 10.15

Income From Investment Operations
Net investment income(a)	.24	^	.24	.27	.29	.23
Net realized and unrealized gain on investment transactions	.85	.24	.19	.51	.54

Net increase in net asset value from operations	1.09	.48	.46	.80	.77

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.21)	(.30)	(.29)	(.23)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.23)	(.21)	(.30)	(.29)	(.24)

Net asset value, end of period	$ 12.48	$ 11.62	$ 11.35	$ 11.19	$ 10.68

Total Return
Total investment return based on net asset value(b)	9.52%	4.27%	4.22%	7.52%	7.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,800	$11,701	$13,501	$17,706	$23,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	.72%	.73%	.72%	.71	%+	.70	%+
Expenses, before waivers/reimbursements(c)	.73%	.73%	.72%	.71	%+	.70	%+
Net investment income	1.97	%^	2.03%	2.40%	2.63	%+	2.15	%+
Portfolio turnover rate	11%	4%	21%	4%	5%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class R
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.60	$ 11.37	$ 11.19	$ 10.67	$ 10.15

Income From Investment Operations
Net investment income(a)	.19	^	.15	.22	.21	.16
Net realized and unrealized gain on investment transactions	.82	.25	.16	.53	.53

Net increase in net asset value from operations	1.01	.40	.38	.74	.69

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.17)	(.20)	(.22)	(.17)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.19)	(.17)	(.20)	(.22)	(.17)

Net asset value, end of period	$ 12.42	$ 11.60	$ 11.37	$ 11.19	$ 10.67

Total Return
Total investment return based on net asset value(b)	8.84%	3.53%	3.46%	6.93%	6.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,237	$7,280	$8,059	$15,068	$14,726
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.39%	1.39%	1.39%	1.39	%+	1.37	%+
Expenses, before waivers/reimbursements(c)	1.39%	1.39%	1.39%	1.39	%+	1.37	%+
Net investment income	1.54	%^	1.27%	1.94%	1.86	%+	1.49	%+
Portfolio turnover rate	11%	4%	21%	4%	5%
See footnote summary on page 83.

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.57	$ 11.32	$ 11.16	$ 10.65	$ 10.13

Income From Investment Operations
Net investment income(a)	.24	^	.18	.20	.23	.19
Net realized and unrealized gain on investment transactions	.81	.26	.22	.53	.53

Net increase in net asset value from operations	1.05	.44	.42	.76	.72

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.19)	(.26)	(.25)	(.20)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.21)	(.19)	(.26)	(.25)	(.20)

Net asset value, end of period	$ 12.41	$ 11.57	$ 11.32	$ 11.16	$ 10.65

Total Return
Total investment return based on net asset value(b)	9.22%	3.91%	3.82%	7.18%	7.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,611	$8,519	$9,039	$7,684	$5,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.08%	1.07%	1.05%	1.08	%+	1.05	%+
Expenses, before waivers/reimbursements(c)	1.08%	1.07%	1.05%	1.08	%+	1.05	%+
Net investment income	1.97	%^	1.58%	1.82%	2.05	%+	1.80	%+
Portfolio turnover rate	11%	4%	21%	4%	5%

See footnote summary on page 83.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.60	$ 11.33	$ 11.17	$ 10.66	$ 10.14

Income From Investment Operations
Net investment income(a)	.31	^	.23	.35	.28	.22
Net realized and unrealized gain on investment transactions	.78	.25	.11	.52	.54

Net increase in net asset value from operations	1.09	.48	.46	.80	.76

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.21)	(.30)	(.29)	(.23)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.23)	(.21)	(.30)	(.29)	(.24)

Net asset value, end of period	$ 12.46	$ 11.60	$ 11.33	$ 11.17	$ 10.66

Total Return
Total investment return based on net asset value(b)	9.54%	4.26%	4.19%	7.49%	7.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$538	$874	$1,118	$2,868	$3,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	.75%	.75%	.73%	.74	%+	.73	%+
Expenses, before waivers/reimbursements(c)	.75%	.75%	.73%	.74	%+	.73	%+
Net investment income	2.56	%^	1.98%	3.04%	2.45	%+	2.12	%+
Portfolio turnover rate	11%	4%	21%	4%	5%

See footnote summary on page 83.

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Expense ratios do not include expenses of the AllianceBernstein Pooling Portfolios and MMAS in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the AllianceBernstein Pooling Portfolios and MMAS were as follows:

	Year Ended August 31,
	2014	2013	2012	2011	2010
Wealth Appreciation Strategy	.05%	.04%	.03%	.03%	.02%
Balanced Wealth Strategy	.05%	.04%	.03%	.03%	.03%
Conservative Wealth Strategy	.04%	.03%	.03%	.03%	.03%

(d)	Amount is less than $.005.

^	Net of fees and expenses waived/reimbursed by the Adviser.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (three of the series constituting The AllianceBernstein Portfolios (the “Fund”)) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (three of the series constituting The AllianceBernstein Portfolios) at August 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2014

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Wealth Strategy during the taxable year ended August 31, 2014. For corporate shareholders, the following percentages of dividends paid by each Wealth Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Wealth Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	40.89%	0.49%
Balanced Wealth	17.57%	16.66%
Conservative Wealth	16.14%	28.10%

For the taxable year ended August 31, 2014, each Wealth Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
Wealth Appreciation	$22,508,065
Balanced Wealth	13,542,019
Conservative Wealth	2,142,005

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from
	December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (1999)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ##, 82 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 to early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury
	(1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	103	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Christopher H. Nikolich 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Patrick J. Rudden 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Vadim Zlotnikov 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 4-7, 2014:

•	AllianceBernstein Wealth Appreciation Strategy

•	AllianceBernstein Balanced Wealth Strategy

•	AllianceBernstein Conservative Wealth Strategy (formerly named AllianceBernstein Wealth Preservation Strategy)

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each Strategy was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the trustees considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AllianceBernstein Wealth Appreciation Strategy (“Wealth Appreciation Strategy”) will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. To date, the trustees have not approved requests for reimbursements for Wealth Appreciation Strategy. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the portfolios of Pooling in which the Strategies invest); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with indices and a composite benchmark, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2014 and (in the case of comparisons with the indices and composite benchmark) the period since inception.

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AllianceBernstein Wealth Appreciation Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and 4th out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 10-year period. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) and its composite benchmark (60% S&P 500 Index/40% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S.) in all periods. It outperformed the MSCI ACWI ex U.S. (the Strategy’s secondary benchmark since January 1, 2012) in all periods except the 10-year period and the period since inception. The trustees noted that effective January 1, 2012, the Strategy’s secondary benchmark changed to the MSCI ACWI ex U.S. from the MSCI Europe, Australia Far East (EAFE) Index and its composite benchmark changed to 60% S&P 500 Index/40% MSCI ACWI ex U.S. from 70% S&P 500 Index/30% MSCI EAFE Index. Based on their review, the trustees concluded that the Strategy’s performance was acceptable.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and 3rd out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 10-year period. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) and its composite benchmark (65% S&P 500 Index/35% Barclays Capital (BC) U.S. Aggregate Bond Index) in all periods. The Strategy outperformed the BC U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. The trustees noted the percentage allocation change effective January 1, 2012 to the Strategy’s composite benchmark to 65% S&P 500 Index/35% BC U.S. Aggregate Bond Index from 60% S&P 500 Index/40% BC U.S. Aggregate Bond Index. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Strategy outperformed the Barclays Capital (BC) U.S. Aggregate Bond Index (the Strategy’s

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

primary benchmark since January 1, 2012) in all periods except the 10-year period and the period since inception. It lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark since January 1, 2012) and its composite benchmark (65% BC U.S. Aggregate Bond Index/35% S&P 500 Index) in all periods. The trustees noted that effective January 1, 2012 the Strategy’s primary benchmark changed to the BC U.S. Aggregate Bond Index from the S&P 500 Index, its secondary benchmark changed to the S&P 500 Index from the BC U.S. Aggregate Bond Index, and its composite benchmark changed to 65% BC U.S. Aggregate Bond Index/35% S&P 500 Index from 70% BC U.S. Aggregate Bond Index/30% S&P 500 Index. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at each Strategy’s current size, its contractual effective advisory fee rate was lower than the Expense Group median.

The Adviser informed the trustees that there were no institutional products managed by it which have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which invest in equity and debt securities. In the case of AllianceBernstein Balanced Wealth Strategy, the trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with a somewhat similar investment style for the same fee schedule as the Strategy.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison

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groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Balanced Wealth Strategy, because of the small number of funds in the Lipper category for each Strategy, Lipper had expanded the Strategy’s Expense Group to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio information included pro forma expense ratios to reflect the impact of the addition, effective on or about August 2014, of AllianceBernstein Cap Fund, Inc. – AllianceBernstein Multi-Manager Alternative Strategies Fund as an underlying portfolio of the Strategies. The trustees noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Wealth Appreciation Strategy

AllianceBernstein Balanced Wealth Strategy

The trustees noted that each Strategy’s total expense ratio and pro forma total expense ratio were lower than the Expense Group and the Expense Universe medians. The trustees concluded that each Strategy’s expense ratio and pro forma expense ratio were satisfactory.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians and pro forma total expense ratio was higher than both medians. The trustees concluded that the Strategy’s expense ratio was satisfactory and pro forma expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that

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there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

At the May 2014 meetings, the Board of Trustees approved the Adviser’s proposal to modify the Strategies to allow for the inclusion of the AllianceBernstein Multi-Manager Alternative Strategies Fund (“MMAS”) as one of the underlying portfolios for each Strategy. The Adviser made the recommendation to better integrate alternative investments in the Wealth Strategies to provide diversification benefits.

1	The information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Trustees on August 5-7, 2014.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio and Volatility Management Portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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MMAS management fee that the Adviser retains – i.e., does not pay to MMAS’ sub-advisers. Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the MMAS management fee rate for each Strategy would be reduced by approximately 0.90%. The Adviser will also waive other MMAS fees and operating expenses until December 31, 2015.6 The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. Such increase in expenses will range up to 0.12%, depending on the size of each Strategy’s allocation to MMAS and assuming that the expense caps proposed for MMAS are in place, which expense caps will be in effect for at least one year from the launch of MMAS. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change. In addition to the foregoing, the Adviser intends to waive additional fees payable by the Strategies for a period of at least one year in order to eliminate the expense ratio impact of MMAS’ non-advisory other fees and expenses.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/14 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion	$1,351.7	Balanced Wealth Strategy
	0.45% on next $2.5 billion
	0.40% on the balance

Blend	0.65% on 1st $2.5 billion	$1,571.0	Wealth Appreciation Strategy
	0.55% on next $2.5 billion
	0.50% on the balance

Balanced	0.55% on 1st $2.5 billion	$380.4	Conservative Wealth Strategy
	0.45% on next $2.5 billion
	0.40% on the balance

With respect to Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under the provisions. The Investment Advisory Agreements for Balanced Wealth Strategy and Conservative Wealth Strategy do not provide for reimbursement to the Adviser for the above described expenses.

6	The impact of the other MMAS fees and operating expenses waiver for each Wealth Strategy will range up to 1 basis point, depending on the size of the Wealth Strategy.

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Set forth below are the total expense ratios of the Strategies for the most recent semi-annual period: 7,8

Strategy	Total Expense Ratio (2/28/14)			Fiscal Year End
Balanced Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02 1.72 1.72 1.35 1.04 0.71 0.72	% % % % % % %	August 31

Wealth Appreciation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.07 1.78 1.78 1.44 1.13 0.80 0.77	% % % % % % %	August 31

Conservative Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.07 1.78 1.78 1.40 1.08 0.76 0.78	% % % % % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time

7	The expense ratios include expenses of the underlying Pooling Portfolios in which the Strategies invest.With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six-month period ended February 28, 2013, the estimated annualized acquired fund fees and 8 expenses related to the Pooling Portfolios were 0.04%, 0.04% and 0.03%, respectively.

8	Semi-annual total expense ratios are unaudited.

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required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of AVPS — Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy.10

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

Fund	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth	0.55% on first $2.5 billion
	Strategy Portfolio	0.45% on next $2.5 billion
0.40% Excess of $5 billion

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Conservative Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Strategy:

Fund	Luxembourg Fund	Fee[11]
Conservative Wealth Strategy	Global Conservative Portfolio Class A	1.15%
	Class I (Institutional)	0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balanced Neutral[12]	0.70%

Wealth Appreciation Strategy	Alliance Global Balanced Aggressive	0.75%

Conservative Wealth Strategy	Alliance Global Balanced –Conservative	0.65%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

12	This ITM fund is privately placed or institutional.

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investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)14 and the Strategy’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Balanced Wealth Strategy and Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategies’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Strategy	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy[16]	0.550	0.618	4/14
Wealth Appreciation Strategy[17]	0.650	0.837	2/12
Conservative Wealth Strategy	0.550	0.650	4/12

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

16	The Fund’s EG includes the Fund, five other Mixed-Asset Target Allocation Moderate funds (“MTAM”) and eight Mixed-Asset Target Allocation Growth funds (“MTAG”).

17	The Fund’s EG includes the Fund, seven other Global Multi-Cap Growth funds (“GMLG”) and four Global Multi-Cap Core funds (“GMLC”).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

However, because Lipper had expanded the EGs of Balanced Wealth Strategy and Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universes (“EUs”) for these Strategies were also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.18 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown. Pro-forma total expense ratio information is shown to incorporate the impact of the inclusion of MMAS to the Strategies’ total expense ratios.

Strategy	Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy[20]	1.028	1.106	5/14	1.180	18/82
Pro-forma	1.103	1.106	7/14	1.180	26/82

Wealth Appreciation Strategy[21]	1.106	1.331	1/12	1.447	4/44
Pro-forma	1.190	1.331	2/12	1.447	7/44

Conservative Wealth Strategy	1.057	1.100	5/12	1.066	14/28
Pro-forma	1.130	1.100	7/12	1.066	20/28

Based on this analysis, considering pro-forma information, Balanced Wealth Strategy and Conservative Wealth Strategy have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, while Wealth Appreciation Strategy has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just 19 one fund.

19	Most recently completed fiscal year end Class A total expense ratio.

20	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end MTAM and MTAG, excluding outliers.

21	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC and GMLG, excluding outliers.

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$50,714
Wealth Appreciation Strategy	$22,470
Conservative Wealth Strategy	$20,032

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC fees from the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$7,295,322	$64,066
Wealth Appreciation Strategy	$3,532,227	$49,434
Conservative Wealth Strategy	$2,573,816	$29,616

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$547,333
Wealth Appreciation Strategy	$573,227
Conservative Wealth Strategy	$145,416

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Pooling Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

23	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429 .

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings25 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended May 31, 2014.27

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	12.43	12.84	11.29	4/6	27/97
3 year	6.72	10.03	7.79	5/5	64/87
5 year	11.52	12.66	11.54	4/5	39/76
10 year	6.05	6.29	6.30	3/4	39/58

Wealth Appreciation Strategy
1 year	17.84	17.02	17.57	3/8	22/46
3 year	7.97	7.97	9.62	4/8	26/38
5 year	13.30	12.86	13.83	2/6	15/25
10 year	5.74	7.24	7.24	4/4	9/12

Conservative Wealth Strategy
1 year	6.69	8.59	7.81	10/12	54/76
3 year	4.13	7.01	5.95	9/10	55/67
5 year	7.48	10.12	9.30	9/10	52/62
10 year	4.64	6.08	5.61	7/7	27/33

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)28 versus their benchmarks for the periods ending May 31, 2014.29

25	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

26	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

27	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.
28	The performance returns shown in the table are for the Class A shares of the Strategies.

29	The Adviser provided Strategy and benchmark performance return information.

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Wealth Strategy	12.43	6.72	11.52	6.05	6.34
65% S&P 500/35% Barclays Capital U.S. Aggregate Index	14.06	11.17	13.78	7.07	7.46
S&P 500 Index	20.45	15.15	18.40	7.77	8.24
Barclays Capital U.S. Aggregate Index	2.71	3.55	4.96	4.99	4.92
Inception Date: September 2, 2003

Wealth Appreciation Strategy	17.84	7.97	13.30	5.74	6.28
60% S&P 500 Index/40% MSCI ACWI Ex USA Net Index	18.11	10.92	15.26	7.88	8.87
S&P 500 Index	20.45	15.15	18.40	7.77	8.24
MSCI ACWI Ex USA Net Index	14.54	4.63	10.49	7.79	9.12
Inception Date: September 2, 2003

Conservative Wealth Strategy	6.69	4.13	7.48	4.64	4.80
65% Barclays Capital U.S. Aggregate/ 35% S&P 500 Index	8.73	7.69	9.74	6.23	6.28
Barclays Capital U.S. Aggregate Index	2.71	3.55	4.96	4.99	4.92
S&P 500 Index	20.45	15.15	18.40	7.77	8.24
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 29, 2014

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

NOTES

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0814

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Wealth Strategy	2013	$19,120	$18	$12,307
	2014	$19,536	$—	$12,807
AB Wealth Appreciation Strategy	2013	$19,120	$18	$12,307
	2014	$19,536	$—	$12,807
AB Conservative Wealth Strategy	2013	$19,120	$18	$12,307
	2014	$19,536	$—	$12,807
AB TM Balanced Wealth Strategy	2013	$36,500	$18	$30,621
	2014	$46,338	$—	$32,116
AB TM Wealth Appreciation Strategy	2013	$30,500	$18	$27,397
	2014	$40,159	$—	$29,812
AB TM Conservative Wealth Strategy	2013	$36,500	$18	$26,620
	2014	$46,338	$—	$29,340

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy	2013	$374,671	$12,325
			$(18)
			$(12,307)
	2014	$381,612	$12,807
			$—
			$(12,807)
AB Wealth Appreciation Strategy	2013	$374,671	$12,325
			$(18)
			$(12,307)
	2014	$381,612	$12,807
			$—
			$(12,807)
AB Conservative Wealth Strategy	2013	$374,671	$12,325
			$(18)
			$(12,307)
	2014	$381,612	$12,807
			$—
			$(12,807)
AB TM Balanced Wealth Strategy	2013	$374,671	$(24,089)
			$(18)
			$(24,071)
	2014	$400,921	$32,116
			$—
			$(32,116)
AB TM Wealth Appreciation Strategy	2013	$374,671	$27,415
			$(18)
			$(27,397)
	2014	$398,617	$29,812
			$—
			$(29,812)
AB TM Conservative Wealth Strategy	2013	$374,671	$21,943
			$(18)
			$(21,925)
	2014	$398,145	$29,340
			$—
			$(29,340)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 21, 2014